                                                                 EXHIBIT 10.12.1


                                                                 EXECUTION COPY





                 ---------------------------------------------





                      ARIANESPACE CUSTOMER LOAN AGREEMENT


                           Dated as of July 22, 1997


                                    between


                                 CD RADIO INC.


                                      and


                            ARIANESPACE FINANCE S.A.



                             Relating to Launch # 2


                 ---------------------------------------------

                               TABLE OF CONTENTS


                                                                                                               Page


SECTION 1.  DEFINITIONS......................................................................................... 1
         1.01     Defined Terms................................................................................. 1
         1.02     Other Definitional Provisions................................................................ 44

SECTION 2.  LOAN PROVISIONS.................................................................................... 46
         2.01     Amounts and Terms of Commitments............................................................. 46
         2.02     Manner of Borrowing Tranche A Loans.......................................................... 47
         2.03     Procedure for Conversion to a Tranche B Loan................................................. 48
         2.04     Deconversion and Reconversion................................................................ 49
         2.05     Prepayments.................................................................................. 49
         2.06     Repayment.................................................................................... 53
         2.07     Interest..................................................................................... 53
         2.08     Fees......................................................................................... 54
         2.09     Computation of Interest and Fees............................................................. 54
         2.10     Payments by the Customer..................................................................... 55
         2.11     Security..................................................................................... 55
         2.12     Note......................................................................................... 56
         2.13     ECA Enhancement.............................................................................. 56
         2.14     ECA Additional Terms and Conditions.......................................................... 58

SECTION 3.  TAXES AND YIELD PROTECTION......................................................................... 58
         3.01     Taxes........................................................................................ 58
         3.02     Increased Costs and Reduction of Return...................................................... 61
         3.03     Funding Losses............................................................................... 64
         3.04     Inability to Determine Rates................................................................. 65

SECTION 4.  CONDITIONS PRECEDENT............................................................................... 66
         4.01     Conditions to Initial Tranche A Loan......................................................... 66
         4.02     Conversion Conditions........................................................................ 68
         4.03     Tranche B Conditions Precedent............................................................... 70
         4.04     Conditions to All Loans...................................................................... 76

SECTION 5.  REPRESENTATIONS AND WARRANTIES..................................................................... 77
         5.01     Existence and Power.......................................................................... 77
         5.02     Authorizations; No Contravention............................................................. 77



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
         5.03     Government Approvals......................................................................... 78

         5.04     Binding Effect............................................................................... 79
         5.05     Litigation................................................................................... 79
         5.06     No Default................................................................................... 80
         5.07     Use of Proceeds.............................................................................. 80
         5.08     Title to Assets.............................................................................. 80
         5.09     Taxes........................................................................................ 81
         5.10     Financial Condition.......................................................................... 81
         5.11     Environmental Matters........................................................................ 82
         5.12     Subsidiaries................................................................................. 82
         5.13     Insurance.................................................................................... 83
         5.14     Project Compliance........................................................................... 83
         5.15     Collateral................................................................................... 83
         5.16     Collateral Documents......................................................................... 83
         5.17     Sufficiency of Loan Documents and Satellite
                  Contracts.................................................................................... 84
         5.18     Disclosure................................................................................... 84
         5.19     Effectiveness of Loan Documents, Satellite
                  Contracts and Qualified Lease Agreements..................................................... 85
         5.20     Employee Benefit Liabilities................................................................. 85
         5.21     Investment Company Act....................................................................... 85

SECTION 6.  AFFIRMATIVE COVENANTS.............................................................................. 85
         6.01     Financial Statements......................................................................... 85
         6.02     Certificates; Other Information.............................................................. 87
         6.03     Notices...................................................................................... 88
         6.04     Preservation of Existence, Etc............................................................... 89
         6.05     Maintenance of Assets........................................................................ 89
         6.06     Maintenance of Insurance..................................................................... 89
         6.07     Payment of Obligations....................................................................... 96
         6.08     Compliance with Laws......................................................................... 96
         6.09     Inspection of Property and Books and Records................................................. 96
         6.10     Environmental Laws........................................................................... 97
         6.11     Use of Proceeds.............................................................................. 98
         6.12     Project Maintenance.......................................................................... 98
         6.13     Telecommunications Approvals................................................................. 98
         6.14     Government Approvals......................................................................... 98
         6.15     Rate Contracts............................................................................... 99
         6.16     Operational Control and Re Export............................................................ 99
         6.17     Performance of Loan Documents............................................................... 100
         6.18     Performance of Satellite Contracts.......................................................... 100
         6.19     Performance of Qualified Lease Agreements................................................... 101
         6.20     Orbital Position.  ......................................................................... 101
         6.21     Export License.............................................................................. 101
         6.22     In-Orbit Commissioning...................................................................... 101
         6.23     Satellite Operational Reports............................................................... 101



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
         6.24     Transponder Lease Agreements................................................................ 101
         6.25     Further Assurances.......................................................................... 102
         6.26     Priorities.................................................................................. 103

SECTION 7.  NEGATIVE COVENANTS................................................................................ 103
         7.01     Limitation on Liens......................................................................... 103
         7.02     Disposition of Collateral................................................................... 104
         7.03     Disposition of Assets Other Than Collateral................................................. 105
         7.04     Transactions with Affiliates................................................................ 106
         7.05     Notice of Indebtedness...................................................................... 106
         7.06     Lease Obligations........................................................................... 106
         7.07     Capital Expenditures........................................................................ 107
         7.08     Change in Structure; Consolidations and Mergers............................................. 107
         7.09     Accounting Changes.......................................................................... 108
         7.10     Business.................................................................................... 108
         7.11     Military Activities......................................................................... 108
         7.12     Loan Documents.............................................................................. 108
         7.13     Satellite Contracts; Qualified Lease Agreements............................................. 109
         7.14     Loans, Deposits and Investments............................................................. 110
         7.15     Subordinated Indebtedness................................................................... 111

SECTION 8.  EVENTS OF DEFAULT................................................................................. 111
         8.01     Events of Default........................................................................... 111
         8.02     Remedies.................................................................................... 119
         8.03     Rights Not Exclusive........................................................................ 120

SECTION 9.  ADDITIONAL LOAN PROVISIONS........................................................................ 120
         9.01     Category 3 Preview.......................................................................... 120
         9.02     Conversion Process  ........................................................................ 124
         9.03     Additional Collateral....................................................................... 129
         9.04     Security Interest in Collateral............................................................. 130

SECTION 10.  MISCELLANEOUS.................................................................................... 134
         10.01    Amendments and Waivers...................................................................... 134
         10.02    Notices..................................................................................... 134
         10.03    No Waiver; Cumulative Remedies.............................................................. 134
         10.04    Costs and Expenses; Indemnification......................................................... 135
         10.05    Successors and Assigns...................................................................... 137
         10.06    Assignment.................................................................................. 137
         10.07    Currency Indemnity.......................................................................... 138
         10.08    Set-off..................................................................................... 139
         10.09    Counterparts................................................................................ 139
         10.10    Severability................................................................................ 140
         10.11    GOVERNING LAW AND JURISDICTION.............................................................. 140
         10.12    WAIVER OF JURY TRIAL........................................................................ 141
         10.13    Entire Agreement............................................................................ 142
         10.14    Confidentiality............................................................................. 142

         10.15    Headings.................................................................................... 142
         10.16    No Third Party Beneficiaries................................................................ 142
         10.17    Survival.................................................................................... 143
         10.18    Language.................................................................................... 143
         10.19    Determinations by AEF....................................................................... 143


ANNEXES

ANNEX 1                             CATEGORY 1 CUSTOMER
ANNEX 2                             CATEGORY 2 CUSTOMER
ANNEX 3                             CATEGORY 3 CUSTOMER
ANNEX 4                             LIST OF COUNTRIES
ANNEX 5                             ACCEPTABLE CURRENCIES
ANNEX 6                             LIST OF PERMITTED LOCATIONS


SCHEDULES

SCHEDULE 5.03                       GOVERNMENT APPROVALS
SCHEDULE 5.05                       LITIGATION
SCHEDULE 5.10                       BASE FINANCIAL STATEMENTS
SCHEDULE 5.11                       ENVIRONMENTAL CLAIMS
SCHEDULE 5.12A                      SUBSIDIARIES
SCHEDULE 5.12B                      EQUITY INVESTMENTS
SCHEDULE 10.02                      ADDRESSES FOR NOTICES

EXHIBITS

EXHIBIT A                           FORM OF NOTICE OF DRAWDOWN
EXHIBIT B                           FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT C                           FORM OF NOTE

This CUSTOMER LOAN AGREEMENT is entered into as of July 22, 1997, between CD RADIO INC., a corporation organized under the laws of Delaware (the "CUSTOMER") and ARIANESPACE FINANCE S.A., a company organized under the laws of Luxembourg ("AEF").

WHEREAS, AEF has agreed to make available to the Customer certain loans upon the terms and conditions set forth in this Agreement;

WHEREAS, the Lenders are providing loans to AEF for the purpose of funding the loans contemplated by this Agreement;

WHEREAS, AE and CD Radio Inc., as the LSA Party have entered into the Launch Services Agreement for the launch of the Satellite; and

WHEREAS, the execution and delivery of the Launch Services Agreement and the Multiparty Agreement related thereto constitute the basis upon which AEF has agreed to make the loans contemplated by this Agreement; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                            SECTION 1.  DEFINITIONS

1.011 DEFINED TERMS. Unless expressly defined otherwise herein, capitalized terms shall have the meanings set forth in this Section 1.01:

         "ACCEPTABLE CURRENCY" means a freely transferable currency of a country listed on ANNEX 5 hereto, the Euro or the ECU, provided that the ECU shall cease to be an Acceptable Currency upon the adoption and implementation of the Euro and any obligation denominated in the ECU shall provide that it is convertible into the Euro upon such implementation.

         "ACCOUNT BANK" means Credit Lyonnais as account bank in such capacity, together with its successors in such capacity, as designated by AEF.

         "AE" means Arianespace S.A., a company organized under the laws of France.

         "AE ACCOUNT" means account number 036122-43, established by AE with the Account Bank at its office in Luxembourg as such account may be renumbered or any successor account identified by AEF to the Customer from time to time.

         "AEF" has the meaning specified in the preamble to this Agreement.

         "AFFILIATE" means, as to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such first-named Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting stock, by contract or otherwise. Without limitation, any Person that owns directly or indirectly twenty percent (20%) or more of the voting stock or other equity interests of a Person shall, for the purposes of this Agreement and any other Loan Document, be deemed to control the other Person.

         "AGREEMENT" means this Customer Loan Agreement.

         "APPLICABLE MARGIN" means (a) during the Tranche A Term, the percentage amount as set forth in the Fee Letter and (b) during the Tranche B Term, the Customer Tranche B Margin set forth in ANNEX 1, 2 OR 3, as applicable to the Customer on and after the Conversion Date in relation to the designation by AEF of the Customer into a Customer Category pursuant to Section 9, provided that, if the Customer Tranche B Margin shall be as set forth in ANNEX 1 as a result of ECA Enhancement being procured with respect to the Customer, pursuant to
         Section 2.13, and such ECA Enhancement shall at any time during the Tranche B Term cease to be in full force and effect, the Customer Tranche B Margin shall, from and after such date, be the Customer Tranche B Margin set forth in ANNEX 1, 2 OR 3, as would otherwise be applicable in the absence of such ECA Enhancement.

         "APPRAISAL" means a report, dated no earlier than fifteen (15) days prior to the date of its delivery to AEF, prepared by the Appraiser, in form and substance satisfactory to AEF, as to the matters set forth in Section 4.02(a).

         "APPRAISER" means an independent appraiser selected by AEF and reasonably acceptable to the Customer.

         "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in Section 10.06(a).

         "ASSIGNMENT AND SECURITY AGREEMENT" means the assignment and security agreement to be entered into between the Customer, any Affiliate thereof contemplated by clause (g) of the definition of "Collateral" and the Security Agent, in form and substance satisfactory to AEF, whereby the Customer and such Affiliate (if any) grants to the Security Agent a Lien on the Collateral in accordance with the terms hereof.

         "ASSUMED DISTRESS VALUE" means an amount expressed in Dollars, as determined by the Appraiser in the Appraisal, representing the assumed proceeds of a sale realizable from an orderly remarketing of the Satellite and (if and to the extent included or to be included in the Collateral) the TTC&M Facilities, under normal market conditions prevailing at the date of appraisal, following an assumed Event of Default on the In-Orbit Commissioning Date.

         "AVERAGE LIFE" means, with respect to the Tranche B Loan, an amount, expressed in years, equal to: (a) the sum of the products of each Tranche B Required Installment Amount multiplied by the number of years (calculated to one (1) decimal place) from the Conversion Date to the Tranche B Principal Payment Date on which such Tranche

         B Required Installment Amount is due, DIVIDED BY (b) the aggregate amount of the Tranche B Loan outstanding as of the Conversion Date.

         "BASE CASE" means, as the context may require, any Preliminary Base Case, the Conversion Base Case or each subsequent base case updated in accordance with the annual updated Business Plan to be provided pursuant to Section 6.02(c) if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer.

         "BASE DATE" means (a) prior to the Conversion Date, the date of the latest Base Financial Statements and (b) on and after the Conversion Date, the date of the latest Conversion Financial Statements.

         "BASE FINANCIAL STATEMENTS" has the meaning specified in Section
         5.10(a).

         "BASLE ACCORD" means the proposals for a risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper titled "International Convergence of Capital Measurements and Capital Standards" dated July 1988.

         "BREAK FUNDING COSTS" means any amounts required to compensate AEF for any losses, costs or expenses (including any loss, cost or expense incurred by reason of the liquidation or re-employment of funds acquired by AEF to fund or maintain the extensions of credit represented by any Loan but excluding any loss of profit or margin) that it incurs and any amounts required by AEF to indemnify the Lenders for any of the foregoing types of losses, costs or expenses with respect to the amounts made available to AEF to fund the Loans and that it incurs, in either case as a result of any unscheduled prepayment, repayment or acceleration of any Loan on a date that is not the last day of an Interest Period.

         "BUSINESS DAY" means (a) with respect to the provision of notices or the lapse of any grace or other period, any day (other than a Saturday or a Sunday) on which commercial banks are generally open for business in New York City, Luxembourg, London, Paris and The District of Columbia, (b) in the context of the definition of "Interest Period" and for purposes of setting the date for the making of a Loan, a day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market and (c) with respect to the making of any payment, any day (other than a Saturday or a Sunday) on which commercial banks are generally open for business in New York City and The District of Columbia.

         "BUSINESS PLAN" means, as the context may require, the Preliminary Business Plan, if one has been submitted pursuant to Section 9.01(a), or, if the Customer shall have been determined to be a Category 2 Customer or Category 3 Customer, the Conversion Business Plan prepared by the Customer, as in effect from time to time as provided in accordance with the terms hereof.

         "CAPEX BUDGET" means a plan for capital expenditures to be made by the Customer Group over the Tranche B Term that a Customer determined to be a Category 1C Customer may, at its option (but shall not be obligated to), (a) furnish to AEF under Section 9.02(c)(i) and (b) update and furnish to AEF within thirty (30) days before the end of any fiscal year of the Customer to set forth a revised plan for capital expenditures for the remainder of the Tranche B Term, such updated plan to be in form and substance satisfactory to AEF.

         "CAPITAL LEASE OBLIGATIONS" means all monetary obligations of a Person under any leasing or similar arrangement that, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

         "CASH EQUIVALENTS" means the following investments, if and to the extent they are denominated in Acceptable Currencies:

                  (a) securities issued or fully guaranteed or insured (i) by the government of a country the short-term sovereign debt of which is rated at least A-1 by S&P (or any local affiliate or associated agency thereof) or P-1 by Moody's (or any local affiliate or associated agency thereof) and which is a member of the OECD, or by any agency of any such government, and backed by the full faith and credit of such government, or (ii) by the International Bank for Reconstruction and Development (the World
                           Bank), in each case having maturities of not more than twelve (12) months from the date of acquisition;

                  (b) certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances having in each case a tenor of not more than six (6) months, issued by any Lender or by any commercial bank organized under the laws of any country that is a member of the OECD, and whose short term securities are rated at least A-1 by S&P (or any local affiliate or associated agency thereof) or P-1 by Moody's (or any local affiliate or associated agency thereof);

                  (c) commercial paper of an issuer rated either at least A-1 by S&P (or any local affiliate or associated agency thereof) or P-1 by Moody's (or any local affiliate or associated agency thereof), and in either case having a tenor of not more than three
                           (3) months; and

                  (d) repurchase agreements with any financial institution whose short term securities are rated at least A-1 by S&P (or any local affiliate or associated agency thereof) or P-1 by Moody's (or any local affiliate or associated agency thereof), fully collateralized by securities issued or fully guaranteed or insured by the government of a country the short-term sovereign debt of which is rated at least A-1 by S&P (or any local affiliate or associated agency thereof) or P-1 by Moody's (or any local affiliate or associated agency thereof) and which is a member of the

                           OECD, or by any agency of any such government, and backed by the full faith and credit of such government.

         "CATEGORY 1 CUSTOMER" means the Customer, if the Customer has satisfied the requirements of ANNEX 1, as determined by AEF pursuant to Section 9.02(e), and to which the terms set forth in ANNEX 1, together with the other terms herein applicable to it, shall apply during the Tranche B Term.

         "CATEGORY 1A CUSTOMER" means a Category 1 Customer that has been assigned to the 1A subcategory of Category 1 pursuant to Section 9.02(e).

         "CATEGORY 1B CUSTOMER" means a Category 1 Customer that has been assigned to the 1B subcategory of Category 1 pursuant to Section 9.02(e).

         "CATEGORY 1C CUSTOMER" means a Category 1 Customer that has been assigned to the 1C subcategory of Category 1 pursuant to Section 9.02(e).

         "CATEGORY 1C QL LOAN LIFE COVER RATIO" means the ratio, calculated as of the Conversion Date (and, subject to Section 7.13(b), at no other time) of (a) the aggregate of (i) the net present value (at a discount rate reasonably acceptable to AEF) of the aggregate QL Cash Flow for the Tranche B Term, LESS (ii) interest (at a rate reasonably acceptable to AEF) payable during the Tranche B Term on Indebtedness secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be outstanding after the Tranche B Term, PLUS (iii) the aggregate total of any funds placed in escrow pursuant to Section 11.09(a) hereof to (b) the aggregate of (i) the principal amount of the Tranche B Loan then outstanding, PLUS (ii) any other Indebtedness then outstanding secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be repaid during the Tranche B Term.

         "CATEGORY 2 CF LOAN LIFE COVER RATIO" means, as of the date of calculation, the ratio, calculated as of such date under the Conversion Base Case or, for purposes of Section 12.04(b)(iv), the Base Case as updated from time to time to reflect the updated Business Plan furnished under Section 6.02(c)(ii), of (a) the aggregate of (i) the net present value of Total Cash Flow for the remaining Tranche B Term (at a discount rate reasonably acceptable to AEF, taking into account the Rate Contracts entered into in accordance with Section 6.15), LESS (ii) interest (at a rate reasonably acceptable to AEF, taking into account the Rate Contracts entered into in accordance with
         Section 6.15) payable during such year and each subsequent year during the then remaining Tranche B Term on (A) Indebtedness secured (or entitled to be secured) by a Lien on any of the Collateral and (B) the principal amount of all other Indebtedness (other than Subordinated Indebtedness and (to the extent agreed by AEF) Contingent Obligations) of the Customer then outstanding, and, in each case, scheduled to be outstanding after the Tranche B Term, PLUS (iii) the aggregate total of any funds placed in escrow pursuant to Section 12.03(a) to (b) the sum (without duplication) of (i) the then outstanding principal amount of the Tranche B Loan, PLUS (ii) the principal amount of any Indebtedness then outstanding and secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be repaid during the

         Tranche B Term, PLUS (iii) the principal amount of all other Indebtedness (other than Subordinated Indebtedness and (to the extent agreed by AEF) Contingent Obligations) of the Customer then outstanding and scheduled to be repaid during the Tranche B Term.

         "CATEGORY 2 CUSTOMER" means the Customer, if the Customer has satisfied the requirements of ANNEX 2, as determined by AEF pursuant to Section 9.02(e), and to which the terms set forth in ANNEX 2, together with the other terms herein applicable to it, shall apply during the Tranche B Term.

         "CATEGORY 2 QL LOAN LIFE COVER RATIO" means the ratio, calculated as of the Conversion Date (and, subject to Section 7.13(b), at no other time) under the Conversion Base Case, prospectively for each year during the Tranche B Term, of (a) the aggregate of (i) the net present value (at a discount rate equal to the debt interest rate used in the preparation of the Conversion Base Case) of the QL Cash Flow for such year and each such subsequent year during the then remaining Tranche B Term, LESS (ii) interest (at a rate equal to the debt interest rate used in the preparation of the Conversion Base Case) payable during such year and each such subsequent year during the then remaining Tranche B Term on Indebtedness secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be outstanding after the Tranche B Term, PLUS (iii) the aggregate total of any funds placed in escrow pursuant to Section 12.03(a), to (b) the aggregate of (i) the principal amount of the Tranche B Loan then outstanding, PLUS (ii) any other Indebtedness then outstanding and secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be outstanding at the beginning of such year and each such subsequent year and scheduled to be repaid during the Tranche B Term.

         "CATEGORY 3 CUSTOMER" means the customer, if the Customer has satisfied the requirements of ANNEX 3, as determined by AEF pursuant to Section 9.02(e), and to which the terms set forth in ANNEX 3, together with the other terms herein applicable to it, shall apply during the Tranche B Term.

         "CATEGORY 3 LOAN LIFE COVER RATIO" means the ratio, calculated as of the Conversion Date (and, subject to Section 7.13(b), at no other time) under the Conversion Base Case, prospectively for each year during the Tranche B Term, of (a) the aggregate of (i) the net present value (at a discount rate equal to the debt interest rate used in the preparation of the Conversion Base Case) of Total Cash Flow for such year and each such subsequent year during the then remaining Tranche B Term, LESS (ii) interest (at a rate equal to the debt interest rate used in preparation of the Conversion Base Case) payable for such year and each such subsequent year during the then remaining Tranche B Term on Indebtedness secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be outstanding after the Tranche B Term, to (b) the sum (without duplication) of (i) the then outstanding principal amount of the Tranche B Loan, PLUS (ii) the principal amount of any Indebtedness then outstanding and secured (or entitled to be secured) by a Lien on any of the Collateral and scheduled to be repaid during the Tranche B Term, PLUS (iii) the principal amount of all other Indebtedness (other than Subordinated Indebtedness and

         (to the extent agreed by AEF) Contingent Obligations) of the Customer then outstanding and scheduled to be repaid during the Tranche B Term.

         "CATEGORY 3 PREVIEW" means the preview process described in Section
         9.01.

         "C-BAND TRANSPONDERS" means transponders operating in the portion of the radio-frequency spectrum that covers approximately 4 gigahertz to 8 gigahertz.

         "CLA I" means the Arianespace Customer Loan Agreement of even date herewith between CD Radio Inc. and AEF, providing for the financing of launch costs under the Launch Services Agreement with respect to "Launch # 1" as such term is defined in paragraph 6.1 of the Launch Services Agreement.

         "CLOSING DATE" means the date on which all conditions precedent set forth in Section 4.01 are satisfied by the Customer or waived by AEF as evidenced by a certificate to such effect executed and delivered by AEF to the Customer.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" means all right, title and interest in and to:

                  (a)      the Satellite;

                  (b)      the Satellite Purchase Agreement;

                  (c) the TTC&M Facilities, if at any time owned by the Customer, or otherwise, the TTC&M Contract;

                  (d) any Government Approval relating to the Satellite, and any other Government Approval relating to any other part of the Project owned by the Customer, but excluding any such Government Approval relating solely to the construction of any portion of the Project if such construction has been fully completed;

                  (e) any intangible rights necessary to control, operate and transfer ownership of the Satellite;

                  (f) the benefits of any indemnity, warranty or guarantee in respect of the Satellite, the TTC&M Facilities or the assets referred to in (g) below (but only if and to the extent that the Project Financing is also secured by a Lien on such assets);

                  (g) gateway, ground reception and similar facilities owned by the Customer or any Affiliate thereof or leasehold interests in such facilities leased by the Customer or any Affiliate thereof, each to the extent related to the Satellite where the Project Financing is also secured by a Lien on such gateways, ground reception and similar facilities, and if, at any time after the date hereof, (i) the Customer or any Affiliate thereof acquires title to any of the foregoing items or (ii) any of the foregoing items becomes subject to a Lien for the benefit of the Project Lenders pursuant to any Project Financing, such items shall thereupon form part of the Collateral (it being understood and agreed that until such time, if any, as either of the conditions referred to in the foregoing subclauses (i) and (ii) of this clause (g) is satisfied, the items referred to in this paragraph (g) shall not be deemed to be Collateral for purposes of this Agreement);

                  (h) if the Customer shall have been determined to be a Category 1C Customer or a Category 2 Customer, the Qualified Lease Agreements;

                  (i) if the Customer shall have been determined to be a Category 1C Customer or Category 2 Customer, the Transponder Lease Agreements (other than Qualified Lease Agreements), PROVIDED that the Customer shall not be in breach of its obligations under this Agreement to the extent that the Customer has diligently sought to effect an assignment of such agreements by eliciting the lessee's consent to such assignment and is unable to achieve the same;

                  (j) if the Customer shall have been determined to be a Category 3 Customer that is a Leased Satellite Customer, the Transponder Lease Agreements, PROVIDED that the Customer shall not be in breach of its obligations under this Agreement to the extent that the Customer has diligently sought to effect an assignment of such agreements by eliciting the lessee's consent to such assignment and is unable to achieve the same, PROVIDED that such agreements constituting at least fifty percent (50%) of aggregate projected revenues reflected in the Business Plan shall have been assigned to the Security Agent with all required consents thereto obtained;

                  (k) if the Customer shall have been determined to be a Category 3 Customer that is not a Leased Satellite Customer, the Transponder Lease Agreements;

                  (l) if the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, the Revenue Accounts and all cash balances and investments held therein;

                  (m) in relation to a Customer offering an equity pledge in accordance with Section 9.04(c)(i), one hundred percent (100%) of its stock certificates or other equity interests in such Customer or the special purpose vehicle, as the case may be;

                  (n) in relation to all Customer Categories, all proceeds deriving from the above-specified Collateral in subsections (a) through (m) above, as the same may be supplemented pursuant to Section 9.03;

                  (o) rights to receive certain payments under the Launch Services Agreement provided or to be provided for in the Multiparty Agreement as a "delegation" under French law;

                  (p)      the proceeds of insurance maintained pursuant to
                           Section 6.06 in respect of which the Security Agent is required by Section 6.06(c) to be named as loss payee;

                  (q) any other rights or assets constituting additional Collateral pursuant to Section 9.03; and

                  (r) any collateral provided by the Customer or an Affiliate thereof to secure a loan by AEF to the Customer or such Affiliate pursuant to another customer loan agreement, provided that the Customer or such Affiliate shall have been determined to be in the same "Customer Category" in such other customer loan agreement as hereunder.

         It is acknowledged and agreed that, solely for purposes of determining whether the items referred to in the foregoing clauses (f) and (g) constitute Collateral, the term "Project Financing" as used in said clauses shall be deemed not to include any financing that is not secured by any of the items referred to in any of the other clauses of this definition.

         "COLLATERAL DOCUMENTS" means the Assignment and Security Agreement, the TTC&M Mortgage (if applicable), the Consents to Assignment, and other documents to be entered into in order that a Lien is granted and perfected on or in the Collateral in accordance with the terms hereof and all financing statements, registrations and other filings (or comparable documents) now or hereafter filed or to be filed in connection therewith and (without prejudice to the provisos contained in clauses (i) and (j) of the definition of "Collateral" in this
         Section 1.01) any consents required from any Person in connection therewith.

         "COMMITMENT" means, during the Tranche A Term, the Tranche A Commitment, and, during the Tranche B Term, the Conversion Commitment.

         "COMMITMENT FEE" means the fee payable quarterly in arrears by the Customer to AEF calculated as a percentage per annum of the daily average unused portion of the Tranche A Commitment Amount for each day during the preceding quarterly period, in the amount and as set forth in the Fee Letter.

         "COMPARABLE FINANCING TRANSACTION" means the Customer's most recent long-term, asset-based financing of comparable term, with comparable security and on comparable conditions funded with debt from international banks, if such financing was entered into not earlier than the date falling two (2) years prior to the date hereof and not later than the date hereof.

         "CONSENTS TO ASSIGNMENT" mean the acknowledgments and consents to assignment to be given by Lessees of Qualified Lease Agreements in accordance with the terms hereof.

         "CONSOLIDATED NET WORTH" means the aggregate, on any date of determination, of:

                  (a) the amount paid up or credited as paid up on the issued ordinary and preference share capital of the Customer Group (excluding any Disqualified Capital Stock); and

                  (b) the amount standing to the credit of the capital and revenue reserves of the Customer Group;

         but adjusted (to the extent that the following items have not already been added, deducted or excluded in calculating (a) or (b) above) by:

                  (i) adding any amount standing to the credit of the profit and loss account for members of the Customer Group since the Base Date to the extent the amount is not attributable to any dividend or other distribution declared, recommended or made by any member of the Customer Group (other than to another member of the Customer Group);

                  (ii) deducting any amount standing to the debit of the profit and loss account for members of the Customer Group since the Base Date;

                  (iii) deducting the sum of the following: cost of treasury shares and the book value of all assets that should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including licenses, goodwill, minority interests, research and development costs, trademarks, trade names, copyrights and patents and franchises;

                  (iv) reflecting any variation in the amount of the Customer's issued share capital and capital and revenue reserves after the Base Date; and

                  (v) reflecting any variation in the interest of the Customer in any other member of the Customer Group since the Base Date.

         "CONSTRUCTION AND PAYMENT SCHEDULE" means the construction and payment schedule prepared and certified by a Responsible Officer of the SPA Party setting forth the specific dates for payments to be made under the Satellite Purchase Agreement and the TTC&M Contract, and the maximum amount of each such payment, as such specific dates and payment amounts may be adjusted pursuant to the terms of the Satellite Purchase Agreement and the TTC&M Contract (as the case may be).

         "CONSTRUCTIVE TOTAL FAILURE" has the meaning ascribed to that term or a term substantially similar to such term in the launch and initial operations insurance or in the in-orbit insurance (whichever is then in effect) procured or caused to be procured by the Customer as required by Section 6.06(b).

         "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (for purposes of this definition, the "PRIMARY OBLIGATIONS") of another Person (for purposes of this definition, the "PRIMARY OBLIGOR"), including any obligation of that Person, whether or not contingent (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof or (e) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, any Indebtedness.
         For purposes of this definition, the amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof, as reasonably determined by such Person's independent auditors.

         "CONTRACT" means (a) any agreement (whether bilateral, unilateral, executory or non-executory, and whether a Person entitled to rights thereunder is so entitled directly or as a third party beneficiary), including an indenture, lease or license or (b) any deed or other instrument of conveyance.

         "CONVERSION" has the meaning specified in Section 2.01(b).

         "CONVERSION AMOUNT" means the amount of Tranche A Outstandings actually converted to the Tranche B Loan on the Conversion Date, the aggregate of such amounts not to exceed the Conversion Commitment Amount.

         "CONVERSION BASE CASE" means the Base Case for the Customer as described in Section 9.02.

         "CONVERSION BUSINESS PLAN" means the Business Plan of the Customer submitted to AEF as described in Section 9.02, which shall be sufficient to enable AEF to determine whether the applicable Conversion Conditions will have been satisfied as of the Conversion Commitment Date in accordance with Section 9.02(e), and containing at a minimum, and without limitation, the following information with respect to the Project:

                  (a) details of the Project sponsor or Project sponsors, a general description of the Customer's business and organization, the then-current equity holdings therein and general biographical information as to key management team members;

                  (b) projections of all capital and operating costs (including material taxes) and revenues the Project is projected to generate with sufficient information (including the details of assumptions underlying such projections) in each case for AEF and the Lenders to assess the Project;

                  (c) a general description of the target market for the Project, which shall include a statement of the percentage of such target market that the Customer proposes to capture;

                  (d)      a technical description of the Project;

                  (e) an overview of the laws and regulations applicable to the Project and the status of requisite governmental approvals for the construction, launch and operation thereof;

                  (f) a description of the Collateral that is expected to be available for the benefit of AEF and the Lenders and whether a first priority, perfected Lien will and can be granted and perfected thereon;

                  (g) a general description of the proposed sources of finance for the Project, along with a description of the manner in which such financing will be secured;

                  (h) a general description of risks material to the core business of the Project to the extent not otherwise described in this definition of Conversion Business Plan or covered by insurance; and

                  (i) details of underlying economic assumptions and factors, including inflation, interest and exchange rates.

         "CONVERSION COMMITMENT" means the commitment by AEF to the Customer issued on the Conversion Commitment Date for the Conversion (or Reconversion, as the case may be) of the Conversion Commitment Amount upon the terms and subject to the conditions of this Agreement, relating to a Launch (or Reflight, as the case may be) to occur on the then-scheduled date of Launch and extending up to ninety (90) days after such date (to accommodate possible launch postponements).

         "CONVERSION COMMITMENT AMOUNT" means the amount of Tranche A Outstandings (including Tranche A Loans, the proceeds of which have been or will be applied to the payment of Finance Costs) that may be converted to a Tranche B Loan on the Conversion Date, such amount being equal to the product of the Tranche B Advance Rate and the Launch Costs (which product in any event shall not exceed an amount equal to the lesser of (a) sixty percent (60%) of the Launch Costs and
         (b) eighty million Dollars ($80,000,000) less the "Conversion Amount" as such term is defined in CLA I).

         "CONVERSION COMMITMENT DATE" means the date, if any, on which AEF shall deliver the Conversion Commitment Letter following the determination set forth in Section 9.02(e).

         "CONVERSION COMMITMENT LETTER" means the notice given by AEF to the Customer on the Conversion Commitment Date, identifying the applicable Customer Category and setting forth the terms and conditions of the Conversion Commitment.

         "CONVERSION CONDITIONS" means the conditions set forth in Section
         4.02.

         "CONVERSION DATE" means the date on which Conversion occurs.

         "CONVERSION FEE" means the fee payable by the Customer on the Conversion Date to AEF calculated as a percentage of the Conversion Amount as set forth in the Fee Letter.

         "CONVERSION FINANCIAL STATEMENTS" has the meaning specified in Section 5.10(b).

         "CONVERSION REQUEST DATE" means the date that the Customer delivers to AEF the items referred to in Section 9.02(d).

         "CONVERT" means the occurrence of Conversion with respect to the Tranche A Loans.

         "COVERED PERSON" has the meaning specified in Section 10.04(b).

         "COVERED PROPERTY" has the meaning specified in Section 6.06(a).

         "COVERED TAXES" has the meaning specified in Section 3.01(d).

         "CREDIT RATING" means, at any time, the credit rating most recently established by a Major Rating Agency for the Customer's Relevant Debt (as defined in the following sentence). For purposes of the preceding sentence, "CUSTOMER'S RELEVANT DEBT" means money borrowed by the Customer (a) the repayment of which is secured by, and only by, a satellite comparable to the Satellite (including in respect of the intended use of the Satellite) and other collateral comparable to the Collateral, and is not supported by any other type of credit-enhancement, (b) on terms and conditions comparable to the terms and conditions of this Agreement, the Note and the Collateral Documents that are applicable after the Conversion Date and (c) where the ratio of (i) the amount, as reasonably determined by a qualified appraiser in a written appraisal prepared prior to the establishment of such credit rating, representing the assumed proceeds of a sale realizable from an orderly remarketing of such satellite under normal market conditions prevailing at the date of appraisal to (ii) all Indebtedness of the Customer secured by a Lien on such satellite on the date of the establishment of such credit rating does not exceed the ratio of (x) the Assumed Distress Value to (y) Total Senior Debt Outstanding on the date of the establishment of such Credit Rating; provided that if no such borrowed money of the Customer exists, "CUSTOMER'S RELEVANT DEBT" means the Customer's senior, long-term debt that is not secured or otherwise credit-enhanced, if any.

         "CURRENCY OF OBLIGATION" has the meaning specified in Section
         10.07(a).

         "CURRENCY OF PAYMENT" has the meaning specified in Section 10.07(a).

         "CUSTOMER" has the meaning specified in the preamble to this Agreement.

         "CUSTOMER CATEGORY" means the category designated for the Customer with respect to this Agreement by AEF on the Conversion Commitment Date pursuant to Section 9.02(e) and in accordance with the criteria set forth in the Annexes attached hereto.

         "CUSTOMER GROUP" means the Customer and, if the Customer shall have been determined to be a Category 1 Customer, the consolidated Subsidiaries of the Customer. All financial calculations hereunder to be made for the Customer Group shall, if the Customer shall have been determined to be a Category 1 Customer, be made on a consolidated basis in accordance with Generally Accepted Accounting Principles.

         "DECONVERSION" has the meaning specified in Section 2.04(a).

         "DEFAULT" means any event which, with the giving of notice or the lapse of time or both of the foregoing, would constitute an Event of Default.

         "DEFAULT RATE" has the meaning specified in Section 2.07(c)(ii).

         "DETERMINATION" has the meaning specified in Section 10.19.

         "DISQUALIFIED CAPITAL STOCK" means capital stock of the Customer that may be redeemed, purchased or repurchased, or in respect of which sinking fund payments may be made, other than solely at the option of the Customer.

         "DISTRESS RECOVERY VALUE" means the product of the Assumed Distress Value multiplied by the ratio of the Conversion Amount to the Total Senior Debt Outstanding as of the Conversion Date.

         "DOLLARS" and "$" means lawful money of the United States of America.

         "DOMICILED" with respect to any Person means each jurisdiction:

                  (a)      in which such Person is incorporated or organized;

                  (b) that is the primary jurisdiction in which such Person is domiciled for the purposes of calculating corporation or other taxes on its revenues or capital; or

                  (c) in which, in accordance with the determination of any Lender, consistently applied, pursuant to the policies or any decision of a Governmental Authority or any court having jurisdiction over such Lender, or another authority with which such Lender customarily complies, such Person is domiciled.

         "EBITDA" ("earnings before interest, tax, depreciation and amortization") means, for any period, the net income or net loss (or the equivalent) for the Customer Group for such period, determined in accordance with Generally Accepted Accounting Principles as follows (without duplication), using items reflected in the financial statements of the Customer Group, to the extent applicable:

                  (a) after adding back (to the extent otherwise deducted) any depreciation and amortization;

                  (b) after adding back (if negative and to the extent otherwise deducted) or after deducting (if positive and to the extent otherwise added) any extraordinary items, including without limitation those that would be treated as "exceptional items" under generally accepted accounting principles in the United Kingdom in cases where such generally accepted accounting principles are the Specified GAAP for purposes hereof;

                  (c) after adding back (to the extent otherwise deducted) corporate taxes and the equivalents in any relevant jurisdiction;

                  (d) after adding back (if negative and to the extent otherwise deducted) or after deducting (if positive and to the extent otherwise added) interest expense and interest income, whether or not paid, deferred or capitalized;

                  (e) before taking into account, to the extent not received by the Customer Group in cash during such period, any income of the Customer Group from any Affiliate or other investments (or any such income accrued in respect of any prior period which has not previously been paid), and before taking into account, to the extent not received by the Customer Group in cash during such period, any share of the profit of any Affiliate or other investments and after taking into account dividends received in cash during such period from any Affiliate or other investments;

                  (f) after adding back (to the extent otherwise deducted) the amount of pension contributions and vacation and health benefits provided by the

                           Customer Group in respect of such period but not paid in cash, to the extent only that they are not actually paid in cash (and, for this purpose, if such amount for any annual accounting period is not allocated on the basis of quarterly accounting periods, it shall be deemed allocated equally to each of the four (4) quarters comprised in such annual accounting period);

                  (g) if the Customer shall have been determined to be a Category 1C Customer, after deducting (to the extent otherwise included) any gain over book value arising in favor of the Customer Group on the sale, lease or other disposal of any asset (other than the sale of trading stock) during such period and any gain arising on any revaluation of any asset during such period;

                  (h) after adding back (to the extent otherwise deducted) any loss against book value incurred by the Customer Group on the sale, lease or other disposal of any asset (other than the sale of trading stock) during such period, or any loss on any revaluation of any asset during such period; and

                  (i) if the Customer shall have been determined to be a Category 1 Customer, after deducting (to the extent otherwise included) the amount of profit (or adding back the amount of any loss) of the Customer Group for such period which is attributable to minority interests in any Subsidiary of the Customer.

         "ECA" means any one or more than one export credit agency as AEF may approve that, at the request of the Customer, AEF, AE or any Lender, provides ECA Country Risk Coverage or ECA Enhancement.

         "ECA COUNTRY RISK COVERAGE" means political risk coverage, in accordance with the statutory limitations in effect on the date hereof on such coverage (together with changes thereto as may be acceptable to AEF) available from the applicable ECA in an amount and on terms and conditions satisfactory to AEF, provided by one or more ECAs in support of the Tranche B Loan.

         "ECA ENHANCEMENT" means commercial risk coverage, in accordance with the statutory limitations in effect on the date hereof on such coverage (together with changes thereto as may be acceptable to AEF) available from the applicable ECA in an amount and on terms and conditions satisfactory to AEF, provided by one or more ECAs in support of the Tranche B Loan.

         "ECA GUARANTY FEE" means the fees payable by the Customer to AEF or any ECA in connection with ECA Country Risk Coverage or ECA Enhancement as advised by the relevant ECAs.

         "ECA PERCENTAGE" means the percentage of the Tranche B Loan guaranteed by ECA Enhancement, expressed as a percentage of the aggregate total amount of the Tranche B Loan then outstanding.

         "ECU" means the European Currency Unit being the unit of account used by the European Monetary System, the composition of which may from time to time be varied by the European Union.

         "ELIGIBLE ASSIGNEE" means (a) any Lender for itself or on behalf of any other Lender or Lenders or AEF, (b) a Subsidiary of any Person described in clause (a) above (for purposes of this definition, such Person being herein referred to as a "PERMITTED INSTITUTION") if such Permitted Institution enters into a legal, valid, binding and enforceable written guaranty, providing that such Permitted Institution shall be primarily and unconditionally liable to the Customer for all obligations of its Subsidiary, (c) any Affiliate of AEF or (d) any private or public holder or holders of any Indebtedness of AEF pursuant to any private or public offering or any trustee or institution acting on their behalf.

         "ENVIRONMENTAL CLAIM" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage or otherwise alleging liability or responsibility for damage (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from property, whether or not owned by the Customer or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "ENVIRONMENTAL LAWS" means all national, local or foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities that are binding on, or are customarily complied with by, the Customer, in each case relating to environment, health and safety.

        "ENVIRONMENTAL PERMITS" has the meaning specified in Section 5.11.

         "EQUIPMENT COST" means the aggregate of the costs for the construction and launch of the Satellite, the insurance procured and maintained for the Satellite and the construction of the TTC&M Facilities.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of the Customer, or under common control with the Customer, within the meaning of Section 414 of the Code.

         "EURO" means the unit of currency used or to be used in the European monetary system following implementation of the European monetary union.

         "EVENT OF DEFAULT" means any of the events specified in Section 8.01.

         "EVENT OF LOSS" means, with respect to the Satellite, any loss of, destruction of or damage to the Satellite resulting in a failure to achieve its performance specifications and meet its intended purpose, any condemnation, seizure or taking, by exercise of the power of eminent domain by any Governmental Authority or other Person, thereof or the requisition of the use thereof pursuant to any final judgment, order, decree or proclamation remaining unvacated, undischarged, unstayed or unbonded pending appeal for a period of ninety (90) days after the entry thereof, in all events including any Total Failure, Constructive Total Failure or Partial Failure.

         "EXCESS CASH FLOW" means, for any period, the excess of (a) the sum of
         (i) EBITDA for such period and (ii) the decrease, if any, in Non-Cash Working Capital during such period, over (b) the sum of (i) Total Interest for such period, (ii) income taxes of the Customer Group paid in cash during such period, (iii) capital expenditures of the Customer Group during such period, (iv) scheduled payments of principal of Indebtedness made by any member of the Customer Group during such period other than payments of Indebtedness owing to any member of the Customer Group, (v) voluntary prepayments of principal of the Tranche B Loan made during such period pursuant to Section 2.05(a) and (vi) the increase, if any, in Non-Cash Working Capital during such period.

         "EXPERT STUDIES" means technical, feasibility and marketing studies, prepared in respect of a Customer that may be or has been determined to be a Category 3 Customer, dated no earlier than fifteen (15) days prior to the date of delivery thereof to AEF, if appropriate to the Business Plan and required pursuant to the applicable Conversion Conditions, in form and substance acceptable to AEF, prepared by an expert or experts selected by AEF and acceptable to the Customer.

         "EXPORT LICENSE" means any license required to be granted to the Customer or the Satellite Manufacturer, by the government of the country of manufacture of the Satellite and the country of any component thereof or any other asset necessary to the Project requiring an export license, approving the export of the Satellite and any such component or asset.

         "FAIR MARKET VALUE" means the cash price in Dollars that would be obtained for the Satellite (together with the launch services for the Satellite, the supply of tracking, telemetry, control and monitoring facilities, and related insurance), in an arm's length sale transaction between an informed and willing seller and an informed and willing purchaser or user, each unrelated to the Customer or any Affiliate thereof and under no compulsion to effectuate the transaction and each having knowledge of all relevant facts, as determined by the Appraiser in the Appraisal.

         "FEE LETTER" means the letter dated as of the date hereof by AEF and acknowledged and agreed to by the Customer, specifying the fees referred to therein, as described in Section 2.08, and the Applicable Margin during the Tranche A Term.

         "FINANCE COSTS" means any one or more of, as determined by AEF, the ECA Guaranty Fee, the Upfront Fee and interest on the Tranche A Loans, in each case, to the extent capitalized pursuant to Section 2.07(d), as permitted by AEF.

         "FUNDED DEBT" means, for any Person, Indebtedness of such Person having a final maturity date more than one (1) year after the date of issuance, incurrence or assumption thereof by such Person, including the current portion of any such Indebtedness and including Indebtedness that is renewable or extendable, at the option of the obligor, to a date more than one (1) year after the date of issuance, incurrence or assumption thereof.

         "FUNDING-RELATED TAXES" has the meaning specified in Section 3.01(c).

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means (a) at any time prior to the Conversion Date (for all purposes hereof other than a Category 3 Preview, the determination of whether the Customer is to be a Category 1A Customer, a Category 1B Customer, a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, and the establishment of Conversion Conditions), generally accepted accounting principles in effect at such time in a jurisdiction in respect of which an internationally recognized independent public accounting firm has furnished an opinion (containing solely qualifications acceptable to AEF) in connection with its auditing of the Customer's financial statements, (b) at any time on or after the Conversion Date (solely for the purpose of defining the preparation and presentation of financial statements to be delivered under Section 6.01), generally accepted accounting principles in effect at such time in a country listed in ANNEX 4 hereto or (c) at all times and for all purposes not covered by the foregoing clauses (a) and (b), Specified GAAP, in each case referred to in the foregoing clauses (a), (b) and (c), consistently applied.

         "GOVERNMENT APPROVALS" means all Telecommunications Approvals, all Export Licenses, all foreign exchange control approvals, all Environmental Permits and any other authorizations, consents, approvals, licenses, rulings, permits, certifications, exemptions, filings or registrations by or with any Telecommunications Authority or other Governmental Authority required by applicable Requirements of Law to be obtained or held by the Customer in connection with (a) the due execution, delivery and performance by the Customer of its obligations, and the exercise of its rights, under the Loan Documents, the Satellite Contracts and any other agreement or instrument entered into from time to time relating to the Project, (b) the construction and completion of the Project and operation of the Project as contemplated by the Satellite Contracts and, if applicable, the Business Plan, (c) the export of the Satellite or any of its components and (d) the grant of the Liens created by the Collateral Documents and the validity, enforceability and perfection thereof and the exercise by the Security Agent of its rights and remedies thereunder.

         "GOVERNMENTAL AUTHORITY" means any international body or any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "GUARANTOR" or "GUARANTORS" has the meaning specified in ANNEX 1 hereto.

         "HAZARDOUS MATERIAL" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, waste, solid waste, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material or toxic substance, or petroleum or petroleum derived substance or waste.

         "INDEBTEDNESS" means, without duplication, any indebtedness of any Person for or in respect of:

                  (a) borrowed money and any other amount raised under any other transaction having the commercial effect of borrowing;

                  (b) the amount of any liability in respect of the purchase price for any assets or services, the payment of which is deferred (including any deferred amount payable under the Satellite Contracts);

                  (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, whether or not matured);

                  (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

                  (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of a default are limited to repossession or sale of such property);

                  (f)      all Capital Lease Obligations;

                  (g) the aggregate amount that would be payable by such Person under all Rate Contracts to which it is a party if such Rate Contracts were terminated at the time of determination minus (to the extent such aggregate amount is subject to reduction pursuant to valid and enforceable netting arrangements (either within such Rate Contracts or in separate agreements) with the respective counterparties) the amounts payable by the respective counterparties under such Rate Contracts upon such termination at such time;

                  (h) indebtedness created pursuant to leveraged lease or sale and leaseback financings intended to be repaid from the rentals payable by the Person under such leveraged lease or sale and leaseback financing;

                  (i)      all Contingent Obligations;

                  (j) any lease which, in accordance with any applicable tax law, is classified as a loan or finance lease; and

                  (k)      all Indebtedness referred to in clauses (a) through
                           (k) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         In calculating the amount of any Indebtedness for all purposes hereof, there shall be excluded any amount thereof that has been irrevocably and unconditionally defeased by the deposit of cash or securities with the holder or holders, or an agent or trustee for the holder or holders, of such Indebtedness in accordance with the indenture, lease or other agreement governing the terms and conditions of such Indebtedness.

         "IN-ORBIT COMMISSIONING DATE" means the date on which initial in-orbit tests on the Satellite have been successfully completed and the Satellite enters commercial service, as evidenced by a certificate of a Responsible Officer of the SPA Party bearing such date and certifying that the results of the initial in-orbit tests either (a) comply with the required Satellite performance specifications as set forth in the Satellite Purchase Agreement or (b) are otherwise acceptable to the SPA Party.

         "INSOLVENCY PROCEEDING" means, with respect to any Person (a) any case, action, petition or proceeding before any court relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or similar proceeding; or
         (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement, which in each case shall include any analogous proceeding or arrangement under the laws of the jurisdiction in which such Person is incorporated or any jurisdiction in which such Person carries on business that is recognized by a Governmental Authority of competent jurisdiction in the jurisdiction of incorporation of such Person.

         "INSURED PARTIES" means AEF, the Security Agent, the Lenders, the Project Agent and the Project Lenders.

         "INTERCREDITOR AGREEMENT" means, if applicable, the Intercreditor Agreement to be negotiated in good faith and entered into on the date specified in Section 2.11 among AEF, the Lenders (or an agent acting on their behalf), the Project Agent (on behalf of the Project Lenders), the Security Agent and the applicable ECAs (if relevant), providing for, among other things, the sharing among such parties of the Liens on the Collateral and the proceeds thereof.

         "INTEREST BASIS" means, with respect to any Loan or unpaid amount for any specified period:

                  (a) the rate of interest per annum that appears on page 3750 or any successor page of the Telerate screen which displays British Bankers Association Settlement Rates for deposits in Dollars, of the offered quotation for deposits in Dollars for such specified period, without rounding, at or about 11:00 a.m. (London time) on the Quotation Date; or

                  (b) if the rate described in clause (a) does not so appear, the rate per annum at which Dollar deposits are offered in the London interbank market at such time for such specified period as evidenced on another financial information service publishing such rates as agreed by the Customer and AEF; or

                  (c) if the rates described in clauses (a) and (b) above do not appear (including, in the case of said clause
                           (b), by reason of the Customer and AEF failing to agree on an alternative financial information service), the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one percent (1/16%)) of the rates (as notified to AEF) at which each of the Reference Banks was offering to prime banks in the London interbank market deposits in Dollars for the specified period at or about 11:00 a.m. (London time) on the Quotation Date for such specified period.

         For the purposes of this definition "specified period" shall mean the Interest Period of such Loan or, as the case may be, the period in respect of which the Interest Basis falls to be determined in relation to such unpaid amount.

         "INTEREST PAYMENT DATE" has the meaning specified in Section 2.07(b).

         "INTEREST PERIOD" means, with respect to any Loan, (a) the three (3) month period commencing on the Business Day such Loan is disbursed and each three (3) month period thereafter ending on the Interest Payment Date of the final whole three (3) month period immediately preceding the Conversion Commitment Date, (b) the one (1) month period commencing on the Interest Payment Date immediately preceding the Conversion Commitment Date and each one (1) month period thereafter ending on the Interest Payment Date immediately following the In-Orbit Commissioning Date, and (c) the period from the end of the immediately preceding one (1) month period to the date that is three (3) months after the In-Orbit Commissioning Date and each three
         (3) month period thereafter ending on the date that such Loan is repaid or prepaid in full, in each case, subject to the following:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iii) if any Interest Period would otherwise end after any Tranche B Principal Payment Date, such Interest Period shall end on such Tranche B Principal Payment Date; and

                  (iv) if a new Loan is disbursed on a day that falls during an Interest Period for another Loan, the first Interest Period for such new Loan shall end on the last day of the Interest Period for such other Loan.

         "ITU" means the International Telecommunication Union, or any successor agency thereto.

         "KU-BAND TRANSPONDERS" means transponders operating in the portion of the radio-frequency spectrum that covers approximately 12 gigahertz to 18 gigahertz.

         "L" means, as of any date of determination, the then-scheduled date of Launch as determined pursuant to the Launch Services Agreement or, if the Launch is then so scheduled to occur on an unspecified date during a period that includes more than one day, the first day of such period.

         "LAUNCH" means "Launch # 2", as such term is defined in paragraph 6.1 of the Launch Services Agreement.

         "LAUNCH COSTS" means all amounts payable by the LSA Party to AE for launch and related services in respect of the Satellite pursuant to the terms of the Launch Services Agreement.

         "LAUNCH FAILURE" has the meaning ascribed to that term in the Launch Services Agreement.

         "LAUNCH SERVICES AGREEMENT" means that certain agreement, dated July 22, 1997, between AE and the LSA Party, and any attachments related thereto, for the launching into orbit of the Satellite by a Launch Vehicle.

         "LAUNCH SERVICES PRICE" means the reference price used to calculate progress payments to AE for launch and associated services in respect of the Satellite, as agreed on the date of the execution and delivery of the Launch Services Agreement and provided for therein.

         "LAUNCH VEHICLE" means the vehicle belonging to the Ariane family (Ariane 4 or Ariane 5) chosen to perform the Launch.

         "LEASED SATELLITE CUSTOMER" means any Category 3 Customer whose Project involves one or more geostationary communications satellites with ninety percent (90%) or more of the total bandwidth capacity thereon comprising C-Band Transponders, Ku-Band Transponders or a combination thereof being intended, pursuant to its Business Plan, to be leased to commercial companies or governmental agencies for communications services or broadcasting services.

         "LENDERS" means the Persons providing financing to AEF for the purpose of funding the Loans to the Customer, including any agent appointed by such Persons to act for and on behalf of them.

         "LENDING OFFICE" means, with respect to any Lender, the office or offices of such Lender as it may from time to time specify to AEF as such.

         "LESSEE" means the party (other than the Customer) to any Qualified Lease Agreement, which party (a) either (i) shall be a governmental or inter-governmental agency, or a bona fide third party commercial customer, in each case with a long-term senior unsecured debt credit rating of at least Baa3 by Moody's or BBB- by S&P (or the equivalent rating by another Major Rating Agency) or (ii) shall be a Person acceptable to AEF following its good faith assessment of the risks associated with such Person's ability to fulfill its obligations under such Qualified Lease Agreement, (b) neither AEF nor any Lender would be prohibited by any applicable Requirement of Law or by a Governmental Authority with jurisdiction over AEF or such Lender, as the case may be, or by another authority with which such Lender customarily complies, from making loans to by reason of such Lessee's connection with a Prohibited Country and (c) shall not be a Prohibited Person.

         "LICENSED" means the primary jurisdiction in which the Customer obtained or will obtain its licenses, permits, authorizations and consents in connection with the operation of the Satellite.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever, whether fixed or floating (whether over present or future revenues or assets and including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under any applicable law) and any contingent or other agreement to provide any of the foregoing.

         "LOAN" or "LOANS" means any or all of the Tranche A Loans, the Tranche B Loans or both.

         "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Multiparty Agreement, the Fee Letter, the Collateral Documents and the Intercreditor Agreement and all executed agreements, instruments and documents delivered to AEF, AE or by the Customer or any Affiliate of the Customer in connection herewith and therewith.

         "LONG TERM DEBT TO CAPITALIZATION" means the sum for the Customer Group on the last day of the Relevant Period, determined without duplication in accordance with Generally Accepted Accounting Principles, of (a) the aggregate amount of all Funded Debt (excluding, for purposes of this definition, Contingent Obligations) PLUS (b) the aggregate amount of all Disqualified Capital Stock (excluding, for purposes of this definition, any portion thereof that has been irrevocably and unconditionally defeased by the deposit of cash or securities with the holder or holders, or an agent or trustee for the holder or holders, of such Disqualified Capital Stock in accordance with the instrument governing the terms and conditions of such Disqualified Capital Stock), such sum to be expressed as a percentage of the sum on such date for the Customer Group of (i) the aggregate amount of Funded Debt (excluding, for purposes of this definition, Contingent Obligations) PLUS (ii) the aggregate amount of all Disqualified Capital Stock (excluding, for purposes of this definition, any portion thereof that has been irrevocably and unconditionally defeased by the deposit of cash or securities with the holder or holders, or an agent or trustee for the holder or holders, of such Disqualified Capital Stock in accordance with the instrument governing the terms and conditions of such Disqualified Capital Stock) PLUS (iii) Consolidated Net Worth.

         "LOSSES" has the meaning specified in Section 10.04(b).

         "LSA PARTY" means the party (other than AE) to the Launch Services Agreement which may be the Customer (or any Affiliate thereof) or the Satellite Manufacturer (or any Affiliate thereof) if the Satellite is to be delivered to the Customer in-orbit.

         "MAJOR RATING AGENCY" means S&P, Moody's, any other internationally recognized credit rating agency acceptable to AEF, or any of their respective local affiliates or associated agencies.

         "MATERIAL ADVERSE EFFECT" means a material adverse change in, or a material adverse effect upon, any of:

                  (a) the operation, business, assets or financial condition of the Customer Group;

                  (b) the ability of the Customer to perform its obligations or enforce its rights under any Loan Document;

                  (c) the value of the Collateral (including the revenues to be generated therefrom);

                  (d) the legality, validity, binding effect or enforceability of any or all of this Agreement, any other Loan Document or any of the Satellite Contracts; or

                  (e) the perfection or priority of any Lien granted to the Security Agent or any Lender, as the case may be, with respect to any Collateral under any of the Collateral Documents.

         "MATERIAL SUBSIDIARY" means, with respect to any Person on any date (the "DETERMINATION DATE"), any Subsidiary of such Person (each, a "PRIMARY MATERIAL SUBSIDIARY") that (for the relevant period or date referred to below) accounted or accounts for ten percent (10%) or more of any of the following items (each, a "FINANCIAL CATEGORY") for such Person and its consolidated Subsidiaries: (a) gross revenues for the period of four (4) fiscal quarters of such Person ending on or most recently ended prior to the Determination Date, (b) operating profits for the period of four (4) fiscal quarters of such Person ending on or most recently ended prior to the Determination Date or (c) gross assets on the Determination Date; PROVIDED that if the Subsidiaries of such Person (other than the Primary Material Subsidiaries) that accounted or account, in the aggregate, for more than twenty percent (20%) of any of the Financial Categories for such Person and its consolidated Subsidiaries, then the Material Subsidiaries of such Person shall also include each Subsidiary of such Person that accounted or accounts for a higher percentage of a Financial Category than any other Subsidiary of such Person (excluding Primary Material Subsidiaries) as at the Determination Date, together with each other Subsidiary of such Person designated from time to time by AEF, provided that there shall not be more than five (5) Material Subsidiaries that are not Primary Material Subsidiaries.

         "MATURITY DATE" means the date being the last day of the Tranche B Term, as set forth in the Conversion Commitment Letter in accordance with the conditions set forth in ANNEX 1, 2 OR 3, as applicable, which in no event shall be later than April 14, 2009.

         "MAXIMUM TRANCHE B TERM" means the period set forth in ANNEX 1, 2 OR 3, as may be applicable to the Customer on and after the Conversion Date in relation to the designation by AEF of the Customer into a Customer Category, which shall end, in any case, no later than the Maturity Date.

         "MEASURING DATE" means, (a) so long as the Customer shall have been determined to be a Category 1 Customer or a Category 2 Customer for which quarterly financial statements are not required to be delivered pursuant to Section 6.01, the last day of every semi-annual fiscal period of the Customer for which financial statements are required to be delivered pursuant to Section 6.01, commencing with the first such fiscal period-end following the Conversion Date and (b) so long as the Customer shall have been determined to be a Category 2 Customer for which quarterly financial statements are required to be delivered pursuant to Section 6.01 or a Category 3 Customer, the date of the last day of each fiscal quarter of the Customer, commencing with the first fiscal quarter-end following the Conversion Date.

         "MODELLING LENDER" means a Lender identified by AEF to act pursuant to
         Section 9.01(b).

         "MOODY'S" means Moody's Investors Service, Inc.

         "MULTIPARTY AGREEMENT" means the agreement dated as of the date hereof, among the Customer, AEF, AE and the LSA Party, relating, among other things, to payment instructions and reimbursement obligations among the parties thereto.

         "NON-CASH WORKING CAPITAL" means, at any time, (a) accounts receivable and inventory of the Customer Group at such time MINUS (b) the accounts payable of the Customer Group at such time.

         "NOTE" has the meaning specified in Section 2.12.

         "NOTICE OF CONVERSION" means a notice from AEF to the Customer stating that the Tranche A Loans have Converted to the Tranche B Loan.

         "NOTICE OF DRAWDOWN" means a written notice given by the Customer to AEF, requesting the making of a Tranche A Loan, substantially in the form of Exhibit A hereto, pursuant to Section 2.02.

         "NOTICE OF LIEN" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

         "OECD" means the Organization for Economic Cooperation and Development, or any successor agency thereto.

         "OTHER INDEBTEDNESS FOR BORROWED MONEY" means Indebtedness of the Customer and its Subsidiaries that is not a Loan or a Project Loan and represents Indebtedness for borrowed money.

         "OTHER TAXES" has the meaning specified in Section 3.01(b).

         "P&I DEBT SERVICE" means, for any period, the sum of (a) Total Interest with respect to P&I Indebtedness for such period PLUS (b) the aggregate amount of principal payments of P&I Indebtedness scheduled to have been made by the Customer Group during such period.

         "P&I INDEBTEDNESS" means, without duplication, the following items for the Customer Group, determined in accordance with Generally Accepted Accounting Principles: (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of capital assets, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, excluding performance bonds, letters of credit and similar undertakings in connection with the construction, development or operation of any business of the Customer Group to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset, (d) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Customer Group (even though the rights and remedies of the seller or bank under such agreement in the event of a default are limited to repossession or sale of such property) and (e) all Indebtedness referred to in clauses (a) through
         (d) above (whether or not incurred by the Customer Group) secured by (or for which the holder of such P&I Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by any member of the Customer Group even though such member has not assumed or become liable for the payment of such Indebtedness.

         "PARTIAL FAILURE" has the meaning ascribed to that term or a term substantially similar to such term in the launch and initial operations insurance the Customer is required to obtain pursuant to
         Section 6.06(b) or in the in-orbit insurance the Customer is required to obtain pursuant to Section 6.06(b), whichever is then in effect.

         "PERMITTED INVESTMENTS" has the meaning specified in Section 7.14.

         "PERMITTED LIENS" has the meaning specified in Section 7.01.

         "PERMITTED LOCATION" means any country listed on ANNEX 6 hereto.

         "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, voluntary organization or Governmental Authority.

         "PRELIMINARY BASE CASE" means the Base Case for the Customer as described in Section 9.01.

         "PRELIMINARY BUSINESS PLAN" means the Business Plan of the Customer submitted to AEF as described in Section 9.01 or submitted to AEF prior to the execution and delivery of this Agreement, which shall be in form sufficient to allow the AEF or the

         Lenders to make the determinations contemplated in Section 9.01 and containing at a minimum, and without limitation, the following information with respect to the Project:

                  (a) details of the Project sponsor or Project sponsors, a general description of the Customer's business and organization, the then-current equity holdings therein and, if such information is available, general biographical information as to key management team members;

                  (b) projections of all capital and operating costs (including material taxes) and revenues the Project is projected to generate with sufficient information (including the details of assumptions underlying such projections) in each case for AEF and the Lenders to assess the Project;

                  (c) a general description of the target market for the Project, which shall include a statement of the percentage of such target market that the Customer proposes to capture;

                  (d)      a technical description of the Project;

                  (e) an overview of the laws and regulations applicable to the Project and the status of requisite governmental approvals for the construction, launch and operation thereof;

                  (f) if such information is available, a description of the Collateral that is expected to be available for the benefit of AEF and the Lenders and whether a first priority, perfected Lien will and can be granted and perfected thereon;

                  (g) a general description of the proposed sources of finance for the Project, along with a description of the manner in which such financing will be secured; and

                  (h) details of underlying economic assumptions and factors, including inflation, interest and exchange rate.

         "PRE-TAX CASH INTEREST COVERAGE" means, for any Person, the lower of
         (a) the arithmetic mean of the Pre-Tax Cash Interest Coverage Components for such Person for the three (3) Relevant Sub-Periods and
         (b) the Pre-Tax Cash Interest Coverage Component for such Person for the last Relevant Sub-Period. For purposes of this definition, the "PRE-TAX CASH INTEREST COVERAGE COMPONENT" for any Person for any period means the ratio of EBITDA for such period to Total Interest for such Person for such period.

         "PROHIBITED COUNTRY" means, as to any Lender or AEF, any country into which bank or other financial institution lending activity is prohibited, declared unlawful or restricted by any authority (international, national or regional, including any regulatory authority, the regulations of which are customarily complied with by such Lender or AEF), having jurisdiction therefor in Luxembourg, the jurisdiction of incorporation of such Lender, the jurisdiction of the head office of such Lender, the jurisdiction where such Lender primarily conducts its business or the jurisdiction of such Lender's Lending Office.

         "PROHIBITED PERSON" means, as to any Lender or AEF, any Person that appears from time to time on the listing of Specially Designated Nationals and Blocked Persons issued by the Office of Foreign Assets Control, United States Department of the Treasury or any list of similar nature prohibiting, restricting or declaring unlawful lending activity to any Person (other than any list identifying Governmental Authorities) issued by any Governmental Authority in Luxembourg, any jurisdiction of incorporation of such Lender, the jurisdiction of the head office of such Lender, the jurisdiction in which such Lender primarily conducts its business or the jurisdiction of such Lender's Lending Office or by any supranational body the regulations of which are customarily or mandatorily complied with by such Lender or AEF or a Person that is owned or controlled by, or derives any material portion of its revenues from, a Person on such list.

         "PROJECT" means, collectively, the construction, acquisition, financing, launch and operation of the Satellite (if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, as contemplated by the Business Plan), together with any related assets constituting Collateral.

         "PROJECT AGENT" means the agent, if any, acting for and on behalf of the Project Lenders, and any successor Project Agent appointed pursuant to the provisions of the Project Financing Agreements.

         "PROJECT FINANCING" means, if applicable, the secured debt financing for the construction, acquisition and operation of the Satellite, the TTC&M Facilities and other Project components other than launch services provided by the Project Lenders and secured by a Lien on all or a portion of the Collateral; PROVIDED that (a) solely for the purpose of the definition of "TOTAL ADVANCE RATE" (including, without limitation, but solely for such purpose, as used in ancillary definitions to the extent necessary to determine the "TOTAL ADVANCE RATE"), the term "PROJECT FINANCING" shall be deemed not to include any such secured debt financing that is not secured by the Satellite,
         (b) solely for the purpose of Section 6.06, the term "PROJECT FINANCING" shall be deemed not to include any such secured financing that is not secured by the Satellite and the holders of which are not entitled to share in the proceeds of any insurance maintained pursuant to said Section 6.06 and (c) solely for the purposes of Sections 2.11, 4.01(a)(vi), 4.02(e) and 4.03(a)(iii), the term "PROJECT FINANCING" shall be deemed not to include any such secured financing that is not secured by the Satellite unless otherwise directed or agreed to by AEF.

         "PROJECT FINANCING AGREEMENTS" means, if applicable, the agreements evidencing or governing the Project Financing.

         "PROJECT LENDERS" means the financial institutions party to the Project Financing Agreements as lenders and any Person that has been assigned any or all of the rights or obligations of a Project Lender as set forth therein or any successor thereto.

         "PROJECT LOAN" or "PROJECT LOANS" means any amount advanced by the Project Lenders pursuant to the Project Financing Agreements.

         "QL CASH FLOW" means, for any period, (a) the sum of the revenues from rental payments due under all of the Qualified Lease Agreements of the Customer for such period plus the decrease, if any, in Non-Cash Working Capital for such period less (b) the sum of (i) the operating expenses of the Customer; plus (ii) the income taxes paid in cash by the Customer; plus (iii) the increase in Non-Cash Working Capital, where the items described in clause (b) above have been allocated by the Customer among its various operations and sources of revenues in a manner acceptable to AEF (provided that, if such manner is not acceptable to AEF, and AEF and the Customer do not otherwise agree to an allocation, the full amount of such items shall be subtracted pursuant to said clause (b)).

         "QL WEIGHTED AVERAGE TERM" means: (a) the sum of the products of the revenues from rental payments under all of the Qualified Lease Agreements multiplied by the respective numbers of years (calculated to one (1) decimal place) from the Conversion Date to the respective dates on which such rental payments are due, DIVIDED BY (b) the aggregate amount of all revenues from rental payments under all Qualified Lease Agreements.

         "QUALIFIED LEASE AGREEMENTS" means, if the Customer shall have been determined to be a Category 1C Customer or a Category 2 Customer, valid, binding and enforceable agreements for the lease of transponders or use of the communications capacity of the Satellite, in form and substance satisfactory to AEF, which agreements shall have, without limitation, the features set out in ANNEX 2.

         "QUOTATION DATE" means, in relation to any period for which an interest rate is to be determined hereunder, the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in Dollars for delivery on the first day of that period PROVIDED that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         "RATE CONTRACTS" means any swap, option, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other derivative or hedging instruments and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "RCB" means the Radiocommunication Bureau of the ITU.

         "RECONVERSION" has the meaning specified in Section 2.04(b).

         "RECOVERING PERSON" has the meaning specified in Section 3.02(a).

         "REFERENCE BANKS" means the principal London offices of Credit Lyonnais, ING Bank, and Societe Generale or such other bank or banks as may from time to time be agreed between the Customer and AEF.

         "REFLIGHT" means (a) with respect to an Ariane 5 Launch Vehicle, a "Reflight" of the Satellite or (b) with respect to an Ariane 4 Launch Vehicle, a Replacement Launch of the Satellite that is ordered during the Request Period and that is paid for substantially by a "Relaunch Credit Option", as such terms are defined in the Launch Services Agreement.

         "RELATED ACCOUNTING RECONCILIATION" means, with respect to any financial statements prepared in accordance with Generally Accepted Accounting Principles, calculations and explanations in reasonable detail, and certified by an internationally-recognized independent public accounting firm, demonstrating the derivation from such financial statements of the results of the application in accordance with Specified GAAP of the tests set out in ANNEX 1, 2 OR 3, or the calculations in accordance with Specified GAAP necessary to determine compliance by the Customer with its covenants contained herein.

         "RELEVANT COMPANY" means (a) prior to the Conversion Commitment Date, the Customer, (b) on and after the Conversion Commitment Date, (i) if the Customer shall have been determined to be a Category 1A Customer or a Category 1B Customer, the Customer or any Material Subsidiary of the Customer, (ii) if the Customer shall have been determined to be a Category 1C Customer, the Customer or any Subsidiary of the Customer and (iii) if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, the Customer.

         "RELEVANT PERIOD" means the period of three (3) consecutive fiscal years of the Customer ending on or most recently ended prior to the Conversion Commitment Date, PROVIDED that if the Conversion Commitment Date falls in the second semi- annual fiscal period of a fiscal year of the Customer, the "RELEVANT PERIOD" means the period of two (2) consecutive fiscal years of the Customer ending on or most recently ended prior to the Conversion Commitment Date and the portion of the next succeeding fiscal year of the Customer ending on the last day of the first semi-annual fiscal period of such fiscal year of the Customer.

         "RELEVANT SUB-PERIOD" means each fiscal year of the Customer that falls completely within the Relevant Period, and if the Conversion Commitment Date falls in the second semi-annual fiscal period of a fiscal year of the Customer, the period of two (2) consecutive semi-annual fiscal periods of the Customer ending on or most recently ended prior to the Conversion Commitment Date.

         "REPAYMENT PROFILE" means a schedule determined by AEF in its sole discretion but within the parameters set forth in ANNEX 1, 2 OR 3, as may be applicable to the

         Customer in relation to the designation by AEF of the Customer into a Customer Category, and the amortization schedule set forth in the Fee Letter, listing:

                  (a) the aggregate principal amount of Tranche A Loans drawn during the Tranche A Term;

                  (b) the aggregate principal amount of Tranche A Loans drawn prior to the Conversion Commitment Date;

                  (c) the aggregate principal amount of Tranche A Loans that are projected to be drawn on or after the Conversion Commitment Date;

                  (d)      the projected Conversion Amount;

                  (e) the Tranche B Required Installment Amounts to be paid during the Tranche B Term; and

                  (f)      the Maturity Date.

         "REPLACEMENT LAUNCH" has the meaning ascribed to that term in the Launch Services Agreement.

         "REQUEST PERIOD" means (a) with respect to an Ariane 5 Launch Vehicle, the period as set forth in Section 4.7 of the Launch Services Agreement and (b) with respect to an Ariane 4 Launch Vehicle, the period that is six (6) months after the Launch, during which, in both cases, the LSA Party may notify AE of a claimed right to a Reflight.

         "REQUIRED DISTRESS RECOVERY VALUE" means the minimum required percentage that the Distress Recovery Value is of the Conversion Commitment Amount as of the Conversion Commitment Date and the minimum required percentage that the Distress Recovery Value is of the Conversion Amount as of the Conversion Date, as the case may be, as set forth in ANNEX 1, 2 OR 3, as may be applicable to the Customer upon the designation by AEF of the Customer into a Customer Category.

         "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule, order, delegated legislation or regulation of a Governmental Authority or determination of an arbitrator, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "RESPONSIBLE OFFICER" means, as to the Customer or any other Person, the chief executive officer, the director general, the secretary general, the president or a duly authorized vice president, assistant director general, a director or a managing director of the Customer or such other Person.

         "RESTRICTED PAYMENT" shall mean (a) dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Customer or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Customer or any of its Subsidiaries), but excluding dividends payable solely in shares of capital stock of the Customer, (b) the purchase or acquisition of, or the entering into of any commitment for, any capital stock, equity interest, obligations or other securities of or any interest in, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any Affiliate of the Customer and (c) (except to the extent included in the Business Plan if the Customer shall have been determined to be a Category 3 Customer and except to the extent acceptable to AEF if the Customer shall have been determined to be a Category 1C Customer) management fees, payments made pursuant to cost or tax sharing arrangements, or similar payments, in any case to the extent paid to any Affiliate of the Customer.

         "RESUBMISSION" has the meaning specified in Section 9.01(b)(v).

         "REVISED SUBMISSION" has the meaning specified in Section
         9.01(b)(iii).

         "REVENUE ACCOUNTS" means, if the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, the account or accounts of the Customer into which all revenues from Transponder Lease Agreements, Qualified Lease Agreements and all other agreements between the Customer and a lessee for the lease of transponders or use of communications capacity on the Satellite that are excluded from the definition of Transponder Lease Agreements by virtue of clause (a) thereof shall be paid, which account or accounts shall be held with a bank or trust institution, and in a location acceptable to AEF.

         "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

         "SATELLITE" means the satellite to be launched by AE under the Launch Services Agreement by "Launch # 2", as such term is defined in the Launch Services Agreement, the launch and related services of which are being financed under this Agreement.

         "SATELLITE CONTRACTS" means, as of any date, collectively, the Launch Services Agreement, the Satellite Purchase Agreement, the TTC&M Contract and each material contract to which the Customer or an Affiliate is party that is necessary to the construction, operation or use of the assets referred to in clause (g) of the definition of "COLLATERAL".

         "SATELLITE MANUFACTURER" means the prime contractor and manufacturer of the Satellite that is a party to the Satellite Purchase Agreement.

         "SATELLITE PURCHASE AGREEMENT" means that certain satellite purchase agreement dated March 2, 1993, between the Satellite Manufacturer and the SPA Party and any attachments related thereto, for the manufacture and delivery of the Satellite and related satellite control facilities and services if forming part of such satellite purchase agreement (including warranties) by the Satellite Manufacturer, which agreement shall be in form and substance satisfactory to AEF as determined on the Conversion Commitment Date.

         "SECURITY AGENT" means a Person acceptable to the Lenders, AEF, the Customer and the Project Lenders, if any, acting as agent for and on behalf of AEF, the Lenders and the Project Lenders, if any, and any successor Security Agent appointed pursuant to the provisions of the Intercreditor Agreement.

         "SPA PARTY" means the party (other than the Satellite Manufacturer) to the Satellite Purchase Agreement which may be the Customer or any Affiliate thereof.

         "SPECIFIED GAAP" means, at any time, generally accepted accounting principles in effect at such time in (a) the United States of America,
         (b) if the Customer has theretofore customarily prepared its financial statements in accordance with generally accepted accounting principles in the United Kingdom, the United Kingdom, or (c) such other country as AEF and the Customer may agree, in each case referred to in the foregoing clauses (a), (b) and (c) consistently applied.

         "SUBJECT COLLATERAL" has the meaning specified in Section 9.04.

         "SUBMISSION" has the meaning specified in Section 9.01(b)(i).

         "SUBORDINATED INDEBTEDNESS" means Indebtedness of the Customer (a) that does not constitute a Contingent Obligation of any Subsidiary of the Customer, (b) that is subordinated to the prior payment of the principal of and interest on the Loans, all Break Funding Costs and all fees and other amounts payable by the Customer hereunder and under the other Loan Documents (the "SENIOR AMOUNTS"), and (c) upon terms providing that, until payment in full of the Senior Amounts and the termination of the Commitments, (i) the holders of such indebtedness (and any agent or trustee acting on their behalf) may not exercise or enforce any rights or remedies against the Customer in respect of such Indebtedness and (ii) the holders of such indebtedness (and any agent or trustee acting on their behalf) may not file or join in any application, complaint or petition to cause the Customer or any of its assets or revenues to become the subject of any Insolvency Proceeding, and upon other terms and conditions satisfactory to AEF in form and substance.

         "SUBSIDIARY" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting securities or other ownership interests is, or other equity interests are, owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

         "TAXES" has the meaning specified in Section 3.01(a).

         "TELECOMMUNICATIONS APPROVAL" means an order, instrument or approval of any applicable Telecommunications Authority granting the Customer authority to construct, launch, operate and maintain each of the Satellite, the TTC&M Facilities and the Project in general, including national and local telecommunications licenses and compliance with ITU procedures and requirements.

         "TELECOMMUNICATIONS AUTHORITY" means, with respect to national and local telecommunications authorities, the Federal Communications Commission, or any successor thereto, and, with respect to any international telecommunications authority, the ITU, including the RCB.

         "TEST DATE" means a Measuring Date or a date on which (a) the Customer takes an action referred to in Section 7.08, (b) any member of the Customer Group creates, incurs, assumes or otherwise becomes directly or indirectly liable with respect to any Indebtedness or (c) any member of the Customer Group makes a Restricted Payment.

         "TOTAL ADVANCE RATE" means the Total Senior Debt Commitment expressed as a percentage of the lesser of (a) the Equipment Cost and (b) the Fair Market Value of the Collateral as set forth in the Appraisal.

         "TOTAL CASH FLOW" means, for any period, for the Customer Group the excess (if greater than zero (0)) of (a) the sum of (i) EBITDA for such period and (ii) the decrease, if any, in Non-Cash Working Capital during such period, over (b) the sum of (i) income taxes paid in cash during such period and (ii) the increase, if any, in Non-Cash Working Capital during such period.

         "TOTAL DEBT TO CAPITALIZATION" means, the sum for the Customer Group on the last day of the Relevant Period, determined without duplication in accordance with Generally Accepted Accounting Principles, of (a) the aggregate amount of all Indebtedness (other than Contingent Obligations) PLUS (b) the aggregate amount of all Disqualified Capital Stock (excluding, for purposes of this definition, any portion thereof that has been irrevocably and unconditionally defeased by the deposit of cash or securities with the holder or holders, or an agent or trustee for the holder or holders, of such Disqualified Capital Stock in accordance with the instrument governing the terms and conditions of such Disqualified Capital Stock), such sum to be expressed as a percentage of the sum on such date for the Customer Group of (i) the aggregate amount of Funded Debt (other than Contingent Obligations) PLUS (ii) the aggregate amount of all Disqualified Capital Stock (excluding, for purposes of this definition, any portion thereof that has been irrevocably and unconditionally defeased by the deposit of cash or securities with the holder or holders, or an agent or trustee for the holder or holders, of such Disqualified Capital Stock in accordance with the instrument governing the terms and conditions of such Disqualified Capital Stock) PLUS (iii) Consolidated Net Worth.

         "TOTAL FAILURE" has the meaning ascribed to that term or a term substantially similar to such term in the launch and initial operations insurance the Customer is required to obtain pursuant to
         Section 6.06(b) or in the in-orbit insurance the Customer is required to obtain pursuant to Section 6.06(b), whichever is then in effect.

         "TOTAL INTEREST" shall mean, for any period, the sum (without duplication), for the Customer Group, determined in accordance with Generally Accepted Accounting Principles, of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) PLUS (b) the net amounts payable (or MINUS the net amounts receivable) under Rate Contracts relating to interest rates accrued during such period (whether or not actually paid or received during such period).

         "TOTAL SENIOR DEBT COMMITMENT" means, at any time, the aggregate of commitments under this Agreement and the Project Financing Agreements.

         "TOTAL SENIOR DEBT OUTSTANDING" means, at any time, the aggregate of amounts outstanding under this Agreement and the Project Financing Agreements.

         "TRANCHE A COMMITMENT" means the obligation of AEF to make Loans in an aggregate principal amount not to exceed the Tranche A Commitment Amount.

         "TRANCHE A COMMITMENT AMOUNT" means an amount equal to the lesser of
         (a) the sum of (i) sixty percent (60%) of the Launch Costs and (ii) the aggregate amount of Finance Costs capitalized hereunder and (b) sixty million Dollars ($60,000,000).

         "TRANCHE A LOAN" means any amount advanced by AEF pursuant to Section 2.01(a).


         "TRANCHE A OUTSTANDINGS" means the aggregate Tranche A Loans to the Customer outstanding at any time (including Tranche A Loans the proceeds of which have been applied to the payment of Finance Costs), PLUS accrued and unpaid interest thereon as provided in Section 2.07(a).

         "TRANCHE A PERIOD" means the period commencing on the Closing Date and ending on April 12, 2002.

         "TRANCHE A TERM" means, subject to the terms and conditions of Sections 2.04 and 2.05(b), the period commencing on the Closing Date and ending on the earlier of the Conversion Date or the last day of the Tranche A Period.

         "TRANCHE B ADVANCE RATE" means sixty percent (60%) of Launch Costs.

         "TRANCHE B AMORTIZATION DATE" means the date that is six (6) months after the In-Orbit Commissioning Date.

         "TRANCHE B CONDITIONS PRECEDENT" means the conditions set forth in
         Section 4.03.

         "TRANCHE B LOAN" means the Tranche A Loans converted by AEF pursuant to Section 2.01(b) and outstanding at any time.

         "TRANCHE B PRINCIPAL PAYMENT DATE" means the Tranche B Amortization Date, the last day of each three (3) month or six (6) month period thereafter, as set forth in the Conversion Commitment Letter, until the Maturity Date, and the Maturity Date.

         "TRANCHE B REQUIRED INSTALLMENT AMOUNT" means the amount of each of the repayment installments of principal of the Tranche B Loan, as determined by AEF on the Conversion Commitment Date and as set forth in the Conversion Commitment Letter, each such installment being equal to the percentage value of the Tranche B Loan as set forth in the Conversion Commitment Letter.

         "TRANCHE B TERM" means, subject to the terms and conditions of Sections 2.04 and 2.05(b), the period commencing on the Conversion Date and ending on the Maturity Date, such period not to exceed the Maximum Tranche B Term.

         "TRANSPONDER LEASE AGREEMENTS" means all agreements entered into by the Customer for the lease of transponders or use of communications capacity on the Satellite, except for such agreements (a) having a term of less than one (1) year or an aggregate lease value of less than five hundred thousand Dollars ($500,000) or (b) with Affiliates of the Customer that are primarily intended to guarantee unconditionally the Customer's performance of its obligations under the Project Financing where (i) such agreements (A) are subject and subordinate to the rights of AEF, the Lenders and the Security Agent, on terms and conditions satisfactory to them, (B) contain no rights of quiet enjoyment with respect thereto (which for purposes of this definition shall mean that, notwithstanding the lessee's continued compliance with its obligations under such agreement, no assignee having a Lien on such agreement shall be bound to retain such lessee as a lessee thereunder and shall be free to terminate such agreement despite such continued compliance by such lessee) and (C) are subject to termination by AEF or the Lenders upon the exercise of remedies pursuant to Section 8.02 and (ii) such agreements are in the nature of contingent agreements for the lease of transponders or use of communications capacity on the Satellite.

         "TTC&M CONTRACT" means that certain agreement, or those certain agreements,to be entered into between the TTC&M Provider and the TTC&M Party, and any attachments related thereto, relating to the construction and supply of certain antenna and tracking, telemetry, control and monitoring equipment relating to the Satellite, together with the servicing and operation thereof, which agreement or agreements (as the case may be) shall be in form and substance satisfactory to AEF as determined on the Conversion Commitment Date.

         "TTC&M FACILITIES" means the facilities and other ground equipment necessary for the tracking, telemetry, control and monitoring of the Satellite.

         "TTC&M MORTGAGE" means, if the TTC&M Facilities constitute Collateral, that certain Mortgage to be granted by the Customer in favor of the Security Agent over the TTC&M Facilities and the real property on which such facilities are located, in form and substance satisfactory to AEF, and to the extent available under applicable law.

         "TTC&M PARTY" means the party (other than the TTC&M Provider) to the TTC&M Contract which may be the Customer or any Affiliate thereof provided, if such party is an Affiliate of the Customer, the Customer shall have unconditionally guaranteed the performance by such Affiliate of its obligations pursuant to the TTC&M Contract on terms satisfactory to AEF as determined on the Conversion Commitment Date.

         "TTC&M PROVIDER" means the manufacturer and supplier of the TTC&M Facilities that is a party to the TTC&M Contract.

         "UNRESTRICTED EXCESS CASH FLOW" means, at any time, Excess Cash Flow at such time LESS the amount of Excess Cash Flow required to be applied to the prepayment of the Tranche B Loan pursuant to Section
         11.05 or 13.04, as the case may be.

         "UPFRONT FEE" means the fee payable by the Customer to AEF on the Closing Date calculated as a percentage of the Tranche A Commitment Amount as set forth in the Fee Letter.

1.012    OTHER DEFINITIONAL PROVISIONS

         (a) Unless otherwise specified herein or therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

         (b) Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Customer in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles (except for departures therefrom approved by AEF).

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "including" and "to include" are not limiting and mean "including without limitation" and "to include without limitation" respectively.

         (d) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

         (e) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document. Unless otherwise stated, any reference to a Person shall include its successors and permitted assigns.

         (f) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

         (g) Matters disclosed on any schedule to this Agreement shall be deemed disclosed for all purposes of this Agreement.


                          SECTION 2.  LOAN PROVISIONS

1.021    AMOUNTS AND TERMS OF COMMITMENTS

         (a) TRANCHE A LOANS. AEF agrees, upon the terms and subject to the conditions set forth herein, to make, from time to time during the Tranche A Term, one or more Tranche A Loans to the Customer in an aggregate principal amount (i) not to exceed the Tranche A Commitment Amount at any time prior to the Conversion Commitment Date and (ii) not to exceed the Conversion Commitment Amount on and after the Conversion Commitment Date. The Tranche A Loans shall be made to fund scheduled, pre-launch progress payments due and payable under the Launch Services Agreement (other than the initial down payment amount referred to in Section 4.01(c)) and Finance Costs, subject to and as set forth in the Fee Letter.

         (b) TRANCHE B LOAN. AEF agrees, upon the terms and subject to the conditions set forth herein and in the Conversion Commitment Letter, to convert (herein referred to as "CONVERSION") Tranche A Loans (in an aggregate amount not exceeding the Conversion Commitment Amount) into the Tranche B Loan by furnishing a Notice of Conversion to the Customer on or after the date of Launch (or Reflight, as the case may be), PROVIDED that (i) the Satellite is not destroyed or lost during the period extending from the instant when the Launch (or Reflight, as the case may be) occurs and the instant when the Satellite has separated from the Launch Vehicle and (ii) the Satellite does separate from the Launch Vehicle. Subject to Section 2.04, the Conversion shall be effective for the period commencing on the date of Launch (or Reflight, as the case may be) and terminating on the Maturity Date. The Tranche B Loan to the extent that it is repaid or prepaid may not be reborrowed.

         (c) COMMITMENTS. The Tranche A Commitment shall be automatically reduced to the Conversion Commitment Amount on the Conversion Commitment Date and shall be automatically reduced to zero on the Conversion Date. If the Tranche A Outstandings of the Customer are not converted to a Tranche B Loan, the Conversion Commitment shall be automatically reduced to zero on the earlier of the date of Launch or the last day of the Tranche A Period. The Tranche A Commitment and the Conversion Commitment, once terminated or reduced pursuant to this Section 2.01(c), may not be reinstated or increased, except that the Tranche A Commitment may be reinstated in an amount equal to the Conversion Commitment Amount in the event of a Launch Failure as described in Section 2.04, PROVIDED that no new Tranche A Loans shall be made after such Launch Failure other than for the purposes of paying Finance Costs.

1.022    MANNER OF BORROWING TRANCHE A LOANS

         (a) Each Tranche A Loan shall be made upon the Customer's irrevocable Notice of Drawdown received by AEF prior to 11:00 a.m. (Paris time) no earlier than nine (9) Business Days and no later than seven (7) Business Days prior to the requested date for the making of such Loan (provided that no Notice of Drawdown shall be required in connection with a Tranche A Loan the proceeds of which will be used entirely to capitalize interest as permitted hereby). Each such notice shall specify (i) the amount of such Loan, which shall be not less than the lesser of (A) one million Dollars ($1,000,000),
                  (B) the amount of the final scheduled pre-launch progress payment due and payable by the LSA Party pursuant to the Launch Services Agreement with respect to the Satellite and
                  (C) the amount of any Finance Costs to be capitalized at the time of the making of such Loan and shall not exceed the maximum amount of the next scheduled, pre-launch progress payment due and payable by the LSA Party pursuant to the Launch Services Agreement with respect to the Satellite plus the amount of any Finance Costs to be capitalized at the time of the making of such Loan, (ii) the requested date for the making of such Loan, which shall be a Business Day and (iii) whether such Loan shall be made for the purpose of paying any amount of Finance Costs as provided in Section 2.07(d).

         (b) Each Notice of Drawdown issued during the Tranche A Term shall be deemed a certification (as of the date stated thereon and delivery thereof) by the Customer that (i) the representations and warranties made by the Customer contained in Section 5 and any other Loan Document shall be true and correct on and as of the date of the making of such Loan with the same effect as if made on and updated as of such date, (except as to representations and warranties expressly stated to be made only at or as of a specified time or times), (ii) each of the conditions required to be complied with on the Closing Date as set forth in Section 4.01 have been satisfied as of the Closing Date and remain so satisfied, and (iii) no Default or Event of Default exists as of the date thereof or shall exist as of the date of the making of such Loan or would result from the making of such Loan.

         (c) Unless any applicable condition specified in Section 4 has not been satisfied, the proceeds of all such Tranche A Loans shall be made available by AEF on the requested borrowing date (i) as provided in Section 2.07(d), in the case of application to the payment of any capitalized interest, or
                  (ii) by deposit of such amounts in Dollars into the AE
                  Account.

1.023    PROCEDURE FOR CONVERSION TO A TRANCHE B LOAN

         (a) CONVERSION PROCESS. Conversion of the Tranche A Loans to a Tranche B Loan shall take place subject to and in accordance with the terms and conditions set forth in Section 9.02.

         (b) CONVERSION. If (i) in accordance with Section 9.02 AEF determines, on the dates set forth in said Section, that the conditions to Conversion set forth and referred to therein (including both the conditions required to be satisfied on the date of Launch (or Reflight, as the case may be) and the conditions required to be satisfied prior to such date) have been satisfied at the respective times they are required by said Section to be so satisfied, and (ii) such other determinations as may be required pursuant to Section 9.03 have been made, the Tranche A Loans shall convert to a Tranche B Loan upon the delivery of a Notice of Conversion in the manner described in Section 2.01(b) above on the Conversion Date. Upon Conversion or Reconversion, as the case may be, and for the duration of the Tranche B Term, the additional terms set forth in ANNEX 1, 2 OR 3, as may be applicable to the Customer in relation to the designation by AEF of the Customer into a Customer Category, shall apply.

         (c) NON-CONVERSION. If on the Conversion Commitment Date AEF determines that the Customer has not satisfied all applicable Conversion Conditions and Tranche B Conditions Precedent, the Tranche A Outstandings shall not convert to a Tranche B Loan and shall become due and payable by the Customer in accordance with Section 2.05(b).

         (d) TRANCHE A EXTENSION. If, (i) prior to the delivery by AEF to the Customer of a Notice of Conversion, a Launch Failure is determined to have occurred, and (ii) the Customer has otherwise satisfied the Conversion Conditions, the Tranche B Conditions Precedent and all other conditions to Conversion in this Agreement, the Tranche A Loans shall continue on the terms and conditions hereof applicable to Tranche A Loans, and shall not be Converted to the Tranche B Loan, and the Tranche A Term shall not be terminated by reason of such Launch Failure, PROVIDED that no new Tranche A Loans shall be made other than Loans for the purposes of paying Finance Costs.

1.024    DECONVERSION AND RECONVERSION

         (a) DECONVERSION. In the event that the LSA Party is entitled to a Reflight under the Launch Services Agreement due to the occurrence of a Launch Failure that has been recognized in accordance with the Launch Services Agreement after Conversion has occurred, the Tranche B Loan shall be reclassified as a Tranche A Loan ("DECONVERSION"). On any such Deconversion, all terms and conditions hereof that apply to Tranche A Loans (including, without limitation, the Applicable Margin (which shall be equal to the interest rate margin applicable to the Tranche A Term as described in the Fee Letter)) shall apply to such Tranche A Loan, and the Tranche A Term shall be reinstated, until the earlier of (i) the date of mandatory prepayment, as provided in Section 2.05(b) and (ii) Reconversion, PROVIDED that no subsequent Deconversion shall occur in the event any Reflight results in a Launch Failure that is recognized after a Reconversion. A Total Failure or Constructive Total Failure for which the LSA Party is not entitled to a Reflight shall not result in Deconversion or Reconversion, but shall instead cause a mandatory prepayment, as provided in Section 2.05(b).

         (b) RECONVERSION. The subsequent Conversion to a Tranche B Loan of any Tranche A Loan that has been previously reclassified pursuant to a Deconversion ("RECONVERSION") must be effected no later than two (2) years after the date of initial Launch. Reconversion of any Loan shall occur pursuant to the terms of Sections 2.03 and 9.02. Any Tranche A Outstandings related to a Launch Failure that have not reconverted to a Tranche B Loan within two (2) years from the date of such Launch shall become due and payable by the Customer to AEF in accordance with Section 2.05(b).

1.025    PREPAYMENTS

         (a) VOLUNTARY PREPAYMENTS. Subject to Section 3.03, the Customer may, at any time, upon at least ten (10) Business Days prior irrevocable written notice to AEF, prepay Loans, in whole or in part, in amounts of at least the lesser of (i) three million Dollars ($3,000,000) or any whole number multiple of one million Dollars ($1,000,000) in excess thereof and (ii) the amount of the Loans outstanding at such time, PROVIDED that interest on the amount of such prepayment, accrued to the date of prepayment, together with any Break Funding Costs and any unpaid fees and other amounts due and payable under this Agreement shall be paid in full on the date of prepayment. Each such notice of prepayment shall specify the date and amount of such prepayment and shall not thereafter be revocable by the Customer. Any prepayment pursuant to this Section 2.05(a) shall be applied to principal outstanding in the inverse order of maturity of the installments of principal.

         (b)      MANDATORY PREPAYMENTS.

                  (i)      If:

                           (A) this Agreement is terminated according to the terms hereof, or

                           (B) the Launch Services Agreement is terminated according to the terms thereof, or

                           (C) the Multiparty Agreement is terminated according to the terms thereof, or

                           (D) following a Launch Failure, the LSA Party does not request a Reflight within the Request Period and in any event on or before the date falling one hundred and eighty (180) days after the original date of Launch, or

                           (E) following a Launch Failure, a Reflight is not accomplished within two (2) years following the original date of Launch, or

                           (F) an initial Launch has not occurred by the last day of the Tranche A Period, or

                           (G)      a Reflight results in a Launch Failure, or

                           (H) the In-Orbit Commissioning Date shall not have occurred on or prior to the date occurring eight (8) months after Launch, or

                           (I) any ECA Country Risk Coverage shall cease to be in full force and effect,

                           then (1) the Customer shall promptly notify AEF of such event, (2) the Customer shall prepay, without penalty, no later than five (5) Business Days after the occurrence of the event giving rise to such prepayment, the Loans in full, together with interest thereon accrued to the date of prepayment, any Break Funding Costs and any fees and other amounts due and payable under this Agreement and (3) if not earlier terminated, the Commitments shall terminate on the date of such prepayment.

                  (ii) If the Customer shall, at any time on or after the date of Launch, suffer an Event of Loss (excluding, subject to Section 2.05(b)(iv), a Partial Failure) of the Satellite for which the LSA Party shall not be entitled to a Reflight, then, upon the earlier to occur of (A) the date of receipt of insurance proceeds (if applicable), (B) the date falling sixty
                           (60) days after the agreement of loss, if any, by the applicable provider(s) of insurance as required by Section 6.06 with respect to such Event of Loss and (C) the date falling two hundred and ten (210) days after the occurrence of such Event of Loss, the Customer shall prepay, without penalty, the Loans in full, together with interest thereon accrued to the date of prepayment, any Break Funding Costs and any fees and other amounts due and payable under this Agreement.

                  (iii) If, on the Conversion Commitment Date (unless otherwise secured pursuant to Section 9.02(e)(iii)) or the Conversion Date, the Tranche A Outstandings exceed the Conversion Commitment Amount, then the Customer shall immediately prepay the amount by which the Tranche A Outstandings exceed the Conversion Commitment Amount, together with interest thereon accrued to the date of prepayment and any Break Funding Costs, or take such other action with respect to such excess as is permitted by Section 9.02(e).

                 (iv) If the Customer shall, at any time on or after the date of Launch, suffer a Partial Failure of the Satellite, then (A) if the Customer shall have been determined to be a Category 1A Customer or a Category 1B Customer pursuant to the terms of this Agreement, the Customer shall not be required to prepay, as a result of the occurrence of such Partial Failure, any portion of the Loans or any other amounts outstanding under this Agreement and
                           (B) if the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer pursuant to the terms of this Agreement, upon the earlier to occur of (1) the date of receipt of insurance proceeds with respect to such Partial Failure, (2) the date falling sixty
                           (60) days after the agreement of loss, if any, by the provider(s) of insurance as required by Section
                           6.06 with respect to such Partial Failure and (3) the date falling two hundred and ten (210) days after the occurrence of such Partial Failure the Customer shall prepay a portion of the Loans equal to (x) the amount of the proceeds of insurance received or receivable for such Partial Failure together with interest thereon accrued to the date of such prepayment and any Break Funding Costs multiplied by (y) the fraction the numerator of which is the aggregate principal amount of the Loans then outstanding and the denominator of which is the aggregate principal amount of all Indebtedness secured by a Lien on the Satellite; PROVIDED that if, at any time, insurance proceeds received or receivable with respect to a Partial Failure and not required to be prepaid as provided above, are required to be prepaid with respect to any Project Financing, then the Customer shall be required to prepay a pro rata portion of the Loans outstanding under this Agreement.


                  (v) If, on the Conversion Commitment Date or on the Conversion Date, AEF determines in its discretion that the Customer has not satisfied the applicable Conversion Conditions and the Tranche B Conditions Precedent, then (x) the Customer shall prepay, without penalty, not later than the date falling five (5) Business Days after notice by AEF to the Customer of such determination, the Loans in full, together with interest thereon accrued to the date of prepayment, any Break Funding Costs and any fees and other amounts due and payable under this Agreement and (y) the Tranche A Commitments and the Tranche A Term shall terminate on the date of such notice.

                    (vi) If, for AEF or any Lender, a country in which the Customer is Domiciled or Conducting Business becomes a Prohibited Country or the Customer is designated a Prohibited Person, then (x) the Customer shall immediately prepay, without penalty, the Loans in full, together with interest thereon accrued to the date of prepayment, any Break Funding Costs and any fees and other amounts due and payable under this Agreement and (y) if not earlier terminated the Tranche A Commitment and the Tranche A Term shall terminate on the date of such prepayment.

                   (vii) If, at any time, the aggregate amount of Tranche A Outstandings exceeds the Tranche A Commitment Amount at such time, the Customer shall prepay, without penalty, not later than the date that is five (5) Business Days after the date that the Tranche A Outstandings first exceed the Tranche A Commitment Amount such excess amount together with interest thereon accrued to the date of prepayment and any Break Funding Costs.

                  (viii) If the Customer shall, at any time, prepay, in whole or in part, voluntarily or mandatorily, any Project Loans, then (A) the Customer shall promptly notify AEF of such prepayment within five (5) Business Days of such prepayment, and (B) the Customer shall immediately prepay a portion of the Loans proportionally equal to the portion of the total Project Loans that were prepaid, together with interest thereon accrued to the date of such prepayment and any Break Funding Costs.

    (c)      NO REBORROWINGS.  Loans that are prepaid may not be reborrowed.

1.026 REPAYMENT. Commencing on the Tranche B Amortization Date, the Customer shall repay to AEF the outstanding principal amount of the Tranche B Loan in installments on each Tranche B Principal Payment Date in an amount equal to the Tranche B Required Installment Amount. Any remaining balance of the Tranche B Loan shall be due and payable in full on the Maturity Date.

1.027    INTEREST

         (a) RATE. Subject to Section 2.07(c), each Loan shall bear interest for each Interest Period therefor on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the sum of the Interest Basis for such Interest Period and the Applicable Margin at such time.

         (b) PAYMENT DATE. Accrued interest on each Loan shall, subject to Section 2.07(d), be payable in arrears on the last day of each Interest Period and on the date referred to in the immediately following sentence (each such date an "INTEREST PAYMENT DATE"). Interest shall also be payable on the date of any prepayment of Loans pursuant to Section 2.05 for all or the portion of the

                  Loans so prepaid, as the case may be, and upon payment (including prepayment) in full thereof.

         (c)      DEFAULT RATE.

                  (i) If any sum due and payable by the Customer hereunder is not paid on the due date therefor in accordance with Section 2.10; or if any sum due and payable by the Customer under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of the Customer to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Section 2.07) be one month or such shorter period selected by AEF in good faith as being the likely period of default.

                  (ii) During each such period relating thereto as is mentioned in Section 2.07(c)(i) above, the unpaid sum shall bear interest at the rate per annum (the "DEFAULT RATE") that is the sum from time to time of
                           (A) two percent (2%); (B) the Interest Basis for such sum for such period; and (C) the Applicable Margin at such time.

         (d)      CAPITALIZED INTEREST.  Except as otherwise provided in this
                  Section 2.07(d), and subject to satisfaction of the applicable conditions to Loans set forth in Section 4.04, any interest due on Tranche A Loans prior to the Conversion Date shall be capitalized on the date such interest is due and payable by entry on the books of AEF of such amount as a Tranche A Loan to the Customer. Any such interest so capitalized shall constitute a Tranche A Loan to the Customer for such amount made on the date on which such interest shall have been otherwise due and payable. Pursuant to a written notice delivered to AEF not later than thirty (30) days prior to the date that any interest shall become due and payable, the Customer may elect to terminate the capitalization of interest under this Section 2.07(d), in which case no such capitalization of interest shall occur from and after the first day of the next succeeding Interest Period.

1.028 FEES. The Customer shall pay to AEF the Commitment Fee, the Upfront Fee, the Conversion Fee and the ECA Guaranty Fee on the terms and at the times set forth in the Fee Letter and as provided in Section 2.09, together with any other fees and other amounts payable thereunder and hereunder.

1.029    COMPUTATION OF INTEREST AND FEES

         (a) All computations of interest on Loans and the Commitment Fee shall be made on the basis of a 360-day year and actual days elapsed. Interest and the Commitment Fee shall accrue during each period during which interest or such Commitment Fee are computed from the first day thereof to the last day thereof.

         (b) AEF shall, on the day that the Interest Basis is determined for any Interest Period, but in no event after the date of the commencement of such Interest Period, notify the Customer of the determination of such Interest Basis.

         (c) Each determination of an interest rate by AEF pursuant to any provision of this Agreement shall be conclusive and binding on the Customer in the absence of manifest error or fraud.

2.10     PAYMENTS BY THE CUSTOMER

         (a) All payments (including prepayments) to be made by the Customer on account of principal, interest, fees and any other amounts under this Agreement shall be made without set-off or counterclaim and shall be made to AEF, in each case in Dollars and in immediately available funds no later than 10:00 a.m. (New York time) on the date on which such payment shall become due to the Credit Lyonnais Luxembourg S.A. account at Credit Lyonnais New York, No. 0-100-682-000-100 (ref IFAP/TEIC/AEF/036124-45). The
                  Customer shall direct the bank remitting any payments hereunder to deliver an irrevocable notice with respect to the remittance of funds no later than two (2) Business Days prior to the date on which such payment shall become due.
                  Any payment which is received by AEF in said account later than 10:00 a.m. (New York time) shall be deemed to have been received on the next succeeding Business Day.

         (b) Subject to the provisions set forth in the definition of "INTEREST PERIOD", whenever any payment hereunder would otherwise be due on a day other than a Business Day, such payment shall be made on the immediately preceding Business Day, and the computation of interest or fees shall be calculated accordingly.

2.11 SECURITY. All obligations of the Customer under this Agreement, all other Loan Documents and the Project Financing Agreements (if any) shall be secured by the Collateral as set forth in the Collateral Documents from and after the date of the execution and delivery of the Collateral Documents as described below, subject to the condition that neither AEF nor the Lenders shall be entitled to direct the Security Agent to exercise rights with respect thereto before the Conversion Date, whether or not the Project Lenders shall be entitled to exercise such rights. The Customer shall, on the earlier to occur of (a) if the Project Financing Agreements shall have been executed on or prior to the Closing Date, the Closing Date, (b) if the Project Financing Agreements shall have been executed during the period from the Closing Date to but not including the Conversion Commitment Date, the date of execution of the Project Financing Agreements, and (c) if the Project Financing Agreements shall not have been executed prior to the Conversion Commitment Date, the Conversion Commitment Date enter into:

         (i) the Collateral Documents, granting to the Security Agent a valid Lien on the Collateral having the perfection and priority required by Section 9.04 and otherwise in accordance with the terms hereof (and, as a condition of Conversion, AEF shall be satisfied (by receipt of legal opinions (which may be subject to qualifications and limitations that are customary in the jurisdiction where the respective counsel is located) and/or other evidence) that such grant is not void or subject to avoidance if the Customer becomes the subject of an Insolvency Proceeding); and

         (ii) the Intercreditor Agreement, providing for, in the event that there exists a Project Financing, the pari passu sharing of the Collateral on a pro rata basis as among AEF, the Lenders, the Project Lenders and the ECAs (to the extent of their interests), each such document being in form and substance acceptable to AEF, the Lenders, the applicable ECAs and the Project Lenders. The Customer hereby consents and agrees to the assignment and pledge of this Agreement and the Note by AEF on the Conversion Date to the Lenders and shall execute all such acknowledgments, confirmations and other documents evidencing the same, as shall be reasonably requested by AEF.

2.12 NOTE. As additional evidence of the Customer's obligations to pay the principal of and interest on the Loans as provided herein, the Customer shall execute and deliver to AEF on the Conversion Date, a promissory note in substantially the form of Exhibit C hereto, dated the Conversion Date, payable to the order of AEF in a principal amount equal to the Conversion Amount and otherwise duly completed and executed on behalf of the Customer (such note being herein called a "NOTE").

2.13     ECA ENHANCEMENT.

         (a) APPLICABLE TERMS. Notwithstanding any provision to the contrary herein, if ECA Enhancement is procured with respect to the Customer, during the Tranche B Term and for so long as such ECA Enhancement remains in full force and effect, the Required Distress Recovery Value, maximum Total Advance
                  Rate, maximum Tranche B Term and Average Life of the Tranche B Loan of the Customer shall be as set forth below for the Customer Category listed below corresponding to the following levels of ECA Enhancement procured:

=====================================================================
           ECA PERCENTAGE                          CUSTOMER CATEGORY
---------------------------------------------------------------------
GREATER THAN    = 85%                                     1A
GREATER THAN    = 70%                                     1B
GREATER THAN    = 50%                                     1C
=====================================================================

                  If ECA Enhancement is procured with respect to the Customer, the Applicable Margin during the Tranche B Term shall be as set forth in ANNEX 1.

         (b) TERMINATION. If any ECA Enhancement procured with respect to the Customer is terminated or otherwise ceases to be in full force and effect, then: (i) the Required Distress Recovery Value, maximum Total Advance Rate, maximum Tranche B Term and Average Life of the Tranche B Loan and the Applicable Margin during the Tranche B Term of the Customer shall be automatically re-adjusted, as from the date of such termination or ineffectiveness, such readjustment shall result from AEF's determination of the repayment profile that would have been in effect from the Conversion Date if the Customer had not benefitted from ECA Enhancement (using information contained in the original Appraisal furnished during the Conversion process and the Required Distress Recovery Value, maximum Total Advance Rate, maximum Tranche B Term and Average Life of the Tranche B Loan that would have applied) (the "REVISED PROFILE"), and the Customer shall pay or prepay the difference between the Tranche B Outstandings then outstanding and the Tranche B Outstandings that would have been outstanding on such date under the Revised Profile, pursuant to the following clause (ii); and (ii) the Customer shall pay or prepay, without penalty, no later than fifteen
                  (15) Business Days after the occurrence of the event giving rise to such termination or ineffectiveness, the amount referred to in clause (i) above, as determined by AEF upon the adjustment of the Repayment Profile in connection with the automatic re-adjustment in clause (i) above, together with interest thereon accrued to the date of prepayment, any Break Funding Costs and any fees and other amounts due and payable under this Agreement. If the procurement of such ECA Enhancement was a condition to Conversion, the Customer shall pay or prepay, without penalty, no later than fifteen (15) Business Days after the occurrence of the event giving rise to such termination or ineffectiveness, the principal amount of the Tranche B Loan, together with interest thereon accrued to the date of such prepayment, any Break Funding Costs and any fees and other amounts due and payable under this Agreement.

2.14 ECA ADDITIONAL TERMS AND CONDITIONS. The Customer hereby agrees that, if any ECA providing ECA Country Risk Coverage or ECA Enhancement shall condition such coverage upon the imposition of additional terms or conditions binding on the Customer, the Customer shall comply with all such additional terms or conditions as if set forth fully herein, and if it does not so comply, any terms applicable pursuant to Section
         2.13 shall cease to apply.


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




                     SECTION 3.  TAXES AND YIELD PROTECTION

1.031    TAXES

         (a) Except as required by law, any and all payments by the Customer to AEF shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by any jurisdiction or any political subdivision or taxing authority in any thereof, if applicable, together with interest thereon and penalties, fines and surcharges with respect thereto, if any, on or in respect of this Agreement, any Loan, any other Loan Document, the amounts made available to AEF by any Lender for the purpose of funding the Loan or the obligations of the Customer hereunder, and all liabilities with respect thereto, including, without limitation, any taxes, levies, imposts, deductions, charges, withholdings and liabilities that are or would be deducted or withheld from any payments by the Customer as a direct or indirect result of any Lender making amounts available to AEF for the purpose of funding the Loan (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being herein referred to as "TAXES").

         (b) The Customer shall pay any present or future stamp or documentary taxes, charges or similar levies that arise from the execution, delivery, filing, recording, registration, notarization or other formalization or enforcement of, or otherwise with respect to, this Agreement, any Loan, any other Loan Document or the obligations of the Customer hereunder or thereunder (herein referred to as "OTHER TAXES").

         (c) Except as provided in Section 3.01(d), the Customer, from time to time on demand by AEF, shall make a payment to AEF equal to any of the following amounts that AEF may be obligated to pay any Lender providing funds to AEF for the purpose of funding the Loan, together with an additional amount equal to any taxes incurred by AEF as a result of the receipt or accrual of the payment made by the Customer pursuant to this Section 3.01(c) (including in such payment any such additional amount): any and all additional amounts that AEF may be obligated to pay, on a basis consistent with
                  Section 3.01(d), to such Lender with respect to any taxes, levies, imposts, deductions, charges or withholdings (together with interest thereon and penalties, fines and surcharges with respect thereto) that are or would be deducted or withheld from payments made by AEF to such Lender with respect to the funds made available by such Lenders (herein referred to as "FUNDING-RELATED TAXES").

         (d) If the Customer shall be required by law to deduct or withhold any Taxes or Other Taxes ("COVERED TAXES") from or in respect of any sum payable hereunder to AEF or to any Lender then, subject to Section 3.01(f): (i) the Customer shall make such deductions as are required by applicable law,
                  (ii) the Customer shall pay the full amount deducted by the relevant taxation authority or other authority in accordance with applicable law and (iii) except as provided in Section 3.01(f), the sum payable shall be increased by such additional amounts as shall be necessary so that after making all required deductions or withholdings of Covered Taxes (including deductions or withholdings applicable to such additional amounts) AEF or such Lender, as the case may be, shall receive an amount equal to the sum that it would have received had no deduction or withholding of Covered Taxes been made. For the avoidance of doubt, the Customer shall be entitled to withhold or deduct Taxes or Other Taxes as required by law, in whole or in part, subject to the claim of an exemption or reduction by AEF or the relevant Lender, as the case may be, as contemplated by Section 3.01(f) and subject to the obligation to pay additional amounts in the case of Covered Taxes pursuant to clause (iii) of this
                  Section 3.01(d). Within sixty (60) days after the date of any payment by the Customer of Taxes or Other Taxes the Customer shall furnish to AEF the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to AEF.

         (e) Without prejudice to the provisions of Section 3.01(c), if AEF or any Lender (whether on its own behalf or on behalf of another Person) is required, directly or indirectly, to make any payment, directly or indirectly, on account of Covered Taxes (other than (i) a tax imposed on the net income of its Lending Office by the jurisdiction in which it is incorporated or in which its Lending Office is located and
                  (ii) Covered Taxes and Funding Related Taxes to the extent that the Customer is not required to make any payment thereof by reason of the last sentence of Section 3.01(f)) or any liability in respect of any such payment is asserted, levied, imposed or assessed against it (or such other Person), the Customer shall, upon demand of AEF, promptly indemnify AEF or such Lender, as the case may be, against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

         (f) If any exemption from, or reduction in the rate of any Covered Tax is reasonably available to AEF or a Lender, AEF shall deliver, and shall request such Lender to use reasonable efforts to deliver, to the Customer such form or forms as the Customer may reasonably identify to AEF as being required under applicable law as a condition to exemption from, or reduction of, such Covered Tax. The Customer shall not withhold or deduct, or shall reduce the rate of withholding or deduction of, any Taxes or Other Taxes with respect to which AEF or a Lender, as the case may be, provides such duly executed form or forms together with such other evidence of the eligibility of AEF or such Lender for such exemption or reduction as the Customer may reasonably require as may be required under applicable law as a condition to exemption from, or reduction of, the withholding of such Taxes or Other Taxes. AEF agrees to promptly notify the Customer of any change in circumstances of which it reasonably should be aware that would modify or render invalid any claimed exemption or reduction of any Tax or Other Tax. The Customer shall not be required to pay amounts pursuant to Section 3.01(e) or to pay any additional amounts pursuant to clause (iii) of Section 3.01(d) if the Covered Taxes or Funding Related Taxes, as the case may be, are imposed as a result of (A) a failure of AEF to comply with its obligations under this Section 3.01(f) or
                  (B) a failure of any Lender providing funds to AEF for purposes of making the Loans to comply with any obligations to AEF that are analogous to the obligations of AEF contained in this Section 3.01(f) or (C) a relocation by any Lender of its Lending Office to a jurisdiction other than (x) the jurisdiction in which such Lending Office was located at the time such Loan was made or (y) a jurisdiction listed on ANNEX 4, PROVIDED that, if any Lender has relocated its Lending Office to another jurisdiction and is not located in a jurisdiction listed on ANNEX 4, the amount of the Covered Taxes or Funding Related Taxes, as the case may be, for purposes of clause (iii) of Section 3.01(d), shall be deemed equal to the Taxes, if any, that would have constituted Covered Taxes or Funding Related Taxes, as the case may be, had such Lender not relocated its Lending Office.

         (g) If AEF or any Lender providing funds to AEF to make Loans hereunder shall determine in its sole discretion that either AEF or such Lender has actually realized a tax benefit (whether by way of deduction, credit, allocation or apportionment of income or otherwise), as a result of any Taxes, Other Taxes or Funding-Related Taxes paid or indemnified by the Customer pursuant to this Section 3.01, AEF or such Lender, as the case may be, shall so advise the Customer and pay to the Customer an amount which AEF or such Lender, as the case may be, shall determine in its sole discretion is equal to the amount of such tax benefit.

         (h) If the Customer is required to pay additional amounts to AEF pursuant to Section 3.01(d), then AEF may, but shall not have any obligation to, assign the Loans and the Commitments and all other rights and obligations of AEF hereunder and under the other Loan Documents to any Eligible Assignee. If the Customer is required to pay any amounts to AEF pursuant to
                  Section 3.01(d) as Funding-Related Taxes, then AEF may request that any Lender causing the imposition of such Funding-Related Taxes change the jurisdiction of its Lending Office.

         (i) The agreements and obligations of the Customer contained in this Section 3.01 shall survive the payment in full of all other obligations of the Customer hereunder.

1.032    INCREASED COSTS AND REDUCTION OF RETURN

         (a) If AEF or any Lender (each such Person a "RECOVERING PERSON") shall determine that, due to either (i) the introduction of or any change (including, without limitation, by way of imposition or increase of reserve requirements, capital adequacy, minimum capital or other requirements) in or in the interpretation or application of any applicable law or regulation by a Governmental Authority or any court having jurisdiction over such Recovering

                  Person or by an authority with which such Recovering Person customarily complies or (ii) the introduction of or any change in or in the interpretation or application of any guideline or request from any central bank or other Governmental Authority (which, if not having the force of law, is generally complied with by banks in the relevant jurisdiction), in each case occurring after the date hereof, there shall be any increase in the cost to AEF of agreeing to make or making, funding or maintaining Loans or the cost to such Lender of agreeing to provide or providing funds to AEF to make, fund or maintain Loans hereunder, then, so long as the Loans hereunder are treated no less favorably than AEF's other similarly situated loans, the Customer shall be liable for, and shall from time to time, upon demand therefor by AEF pay to AEF for its own account or for the account of such Lender, as the case may be, additional amounts as are sufficient in the reasonable determination of the Recovering Person to compensate such Recovering Person for such increased costs to the extent such increased costs result from any of the foregoing in clause (i) or (ii) above; (A) provided, however, that in the case of an increase referred to above, AEF shall be entitled to make demand on the Customer in respect thereof and the Customer shall be obligated to pay AEF therefor only within ninety (90) days after the date of such change or, if earlier, the date AEF obtains actual knowledge of such interpretation or application; provided, further, that if AEF fails to give such notice within such ninety (90) day period, AEF shall, with respect to compensation payable pursuant to this Section 3.02(a), be entitled to payment only for costs incurred from and after the date that is ninety (90) days prior to the date that AEF does give such notice; and (B) provided, however, that in the case of an increase referred to above resulting from the interpretation by a Governmental Authority affecting any Lender, AEF shall be entitled to make demand on the Customer in respect thereof and the Customer shall be obligated to pay AEF therefor only within ninety (90) days after AEF is notified by the Lender affected by such interpretation; provided, further, that if AEF fails to give such notice within such ninety (90) day period, the Customer's obligation to pay AEF for the account of such Lender with respect to compensation payable to the Lender pursuant to this Section 3.02(a) shall accrue from and after the date that is ninety (90) days prior to the date that such Lender gives such notice to AEF.

         (b) If any Recovering Person shall determine that the introduction of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation by a Governmental Authority having jurisdiction over such Recovering Person or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Recovering Person (or, in respect of a Lender, its Lending Office) or any corporation controlling such Recovering Person, with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other authority, whether implemented at the national level or otherwise, except by application of the Basle Accord as in effect on the date hereof, affects or would affect the amount of capital required or expected to be maintained by AEF or such Lender (or its Lending Office) or any Person controlling such Recovering Person and determines that the amount of such capital is increased as a consequence of its obligation under this Agreement, then, upon demand of AEF (with a description thereof), the Customer shall immediately pay to AEF for its own account or for the account of such Recovering Person from time to time as specified by AEF, additional amounts sufficient in the reasonable opinion of the Recovering Person to compensate such Recovering Person for such increase; (A) provided, however, that in the case of an increase referred to above resulting from the interpretation by a Governmental Authority affecting AEF, AEF shall be entitled to make demand on the Customer in respect thereof and the Customer shall be obligated to pay AEF therefor only within ninety (90) days after the date of such change or, if earlier, the date AEF obtains actual knowledge of such interpretation; provided, further, that if AEF fails to give such notice within such ninety (90) day period, AEF shall, with respect to compensation payable pursuant to this
                  Section 3.02(b), be entitled to payment only for costs incurred from and after the date that is ninety (90) days prior to the date that AEF does give such notice; and (B) provided, however, that in the case of an increase referred to above resulting from the interpretation by a Governmental Authority affecting any Lender, AEF shall be entitled to make demand on the Customer in respect thereof only within ninety
                  (90) days after AEF is notified by the Lender affected by such interpretation; provided, further, that if AEF fails to give such notice within such ninety (90) day period, the Customer's obligation to pay AEF for the account of such Lender with respect to compensation payable to the Lender pursuant to this Section 3.02(b) shall accrue from and after the date that is sixty (60) days prior to the date such Lender gives such notice to AEF.

         (c) The Customer shall not be required to pay any compensation payable pursuant to Section 3.02(a) or (b) above if such compensation is imposed as a result of a relocation by any Lender of its Lending Office to a jurisdiction other than (i) the jurisdiction in which such Lending Office was located at the time such Loan was made or (ii) a jurisdiction listed on ANNEX 4; and if such Lender has relocated its Lending Office to another jurisdiction that is not located in a jurisdiction listed on ANNEX 4, the amount of any compensation for purposes of Section 3.02(a) and (b) shall be deemed equal to the compensation, if any, that would have been payable had such Lender not relocated its Lending Office.

         (d)      AEF shall give notice of anticipated costs payable under
                  Section 3.02(a) or (b) above upon obtaining actual knowledge thereof and shall use reasonable best efforts to cause the Lenders, to the extent practicable, to give the Customer notice of anticipated costs payable under Section 3.02(a) or
                  (b) above upon obtaining actual knowledge thereof, PROVIDED that the failure to give such notice shall not affect the Customer's obligations hereunder in any respect. A certificate as to the amount of such increased costs (setting forth in reasonable detail, subject to any confidentiality requirements of AEF's or such Lender's policies applied in the same manner and to the same degree as to other information released to similarly situated Persons, and to applicable bank regulations) the event by reason of which AEF or such Lender claims such increase and the basis for the determination of the amount of such increased cost, submitted to the Customer by AEF, shall be conclusive and binding for all purposes, absent manifest error or fraud.

         (e) If the Customer shall be required to pay any amount to AEF pursuant to this Section 3.02 based solely on the obligations of AEF under this Agreement, then AEF shall use reasonable efforts (consistent with legal and regulatory restrictions) to transfer its rights and obligations hereunder to an Affiliate of AEF so as to eliminate any such payment by the Customer that may thereafter accrue if such change, in the sole opinion of AEF, shall not otherwise adversely affect AEF.

         (f) AEF shall use reasonable efforts to seek to avoid or minimize, including by changing the jurisdiction of its Lending Office, any additional amounts the Customer may be required to pay to AEF pursuant to this Section 3.02, PROVIDED that this provision shall not obligate AEF to take any action that would, in its reasonable judgment, adversely affect AEF.

1.033 FUNDING LOSSES. The Customer agrees to reimburse AEF and to hold it harmless from any loss, cost or expense which AEF may sustain or incur, including any loss, cost or expense that AEF may sustain or incur in relation to the facility provided to AEF by the Lenders as a consequence of: (a) the failure of the Customer to make any required payment or prepayment of principal of any Loan (including, without limitation, payments made after any acceleration thereof), (b) the failure of the Customer (including, without limitation, as a result of the failure of any condition precedent specified in Section 4 to be satisfied) to borrow a Loan after the Customer has given a Notice of Drawdown, (c) the failure of the Customer (including, without limitation, as a result of the failure of any condition precedent specified in Section 4 to be satisfied) to convert the Tranche A Loans to a Tranche B Loan on the scheduled Conversion Date, (d) the failure of the Customer to make any prepayment after the Customer has given a notice of prepayment in accordance with Section 2.05, (e) the prepayment or repayment of a Loan (including, without limitation, payments made after any acceleration thereof) on a day which is not the last day of the Interest Period with respect thereto, including any Break Funding Costs or (f) the failure of the Customer to make payment of interest on any Loan on the Interest Payment Date for such Loan, including, in each case, any Break Funding Costs. Any unpaid sum shall (for the purposes of this Section 3.03 or Section 3.02) accrue interest at the Default Rate as provided in Section 2.07(c). This covenant shall survive the payment in full of all obligations of the Customer hereunder.

1.034 INABILITY TO DETERMINE RATES. If, in relation to any Loan and any Interest Period relating thereto, for any reason AEF determines that the Interest Basis for such Loan for such Interest Period cannot be determined at or about 11:00 a.m. (London time) on the Quotation Date for such Interest Period after taking into account clauses (b) and (c) of the definition of "INTEREST BASIS" in Section 1.01, then, notwithstanding the provisions of Section 2.07, AEF shall give notice of such fact to the Customer. Upon receipt of such notice, the Customer may revoke any Notice of Drawdown then submitted by it. If the Customer does not revoke such notice, AEF shall, in accordance with the terms hereof, make the Loans requested by the Customer in such notice. The duration of the Interest Period applicable to each Loan that commences after receipt by the Customer of such Notice of Drawdown shall be one month and the rate of interest applicable thereto from time to time during each such Interest Period shall be the rate per annum which is the sum of the Applicable Margin and the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one percent (1/16th of 1%)) of the rates notified by AEF to be the cost (expressed as a percentage rate per annum) to AEF of funding, from whatever source it may choose, such Loan during such Interest Period. Such interest rate shall apply to each Interest Period succeeding the first Interest Period to which it was applied unless and until AEF shall determine that the Interest Basis for such Loan can once again be determined and so notifies the Customer, whereupon interest on the affected Loans shall again be determined in accordance with Section 2.07(a), effective commencing on the first day of the Interest Period next succeeding the date of such notice.

1.035 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that, after the date of this Agreement, it becomes unlawful for AEF to honor its obligation to make or maintain Loans hereunder, or AEF is notified by any Lender that it has become illegal for such Lender to honor its obligation to make or maintain loans to AEF, then AEF shall promptly notify the Customer thereof whereupon (a) AEF's Commitments shall automatically be reduced to zero or suspended to the extent required by applicable law and (b) the Customer shall, on such date as AEF shall specify in such notice (which date shall not be earlier than the last Business Day before AEF's or such Lender's obligations shall become unlawful) prepay such Loans in full or the part thereof required by applicable law, together with all interest and other amounts owing by the Customer to AEF hereunder with respect to the portion prepaid, PROVIDED that before giving the notice referred to above, AEF will consult with the Customer for a period of not more than forty-five (45) days for the purpose of identifying, and shall take all reasonable actions available to AEF (including the assignment of AEF's rights and obligations hereunder to an Eligible Assignee) if such actions will avoid or mitigate the effect of such illegality and will not, in the sole opinion of AEF, be disadvantageous to AEF.


                        SECTION 4.  CONDITIONS PRECEDENT

1.041 CONDITIONS TO INITIAL TRANCHE A LOAN. The obligation of AEF to make its initial Tranche A Loan hereunder is subject to the determination by AEF, in its discretion, that each of the following conditions has been satisfied:

         (a) CLOSING DOCUMENTS. AEF shall have received each of the following, in form and substance satisfactory to, and, in the case of the materials referred to in clauses (vii), (viii) and (ix), certified as a true copy as of the Closing Date in a manner satisfactory to, AEF:

                  (i) CUSTOMER LOAN AGREEMENT. This Agreement, duly executed and delivered by the Customer and AEF.

                  (ii) MULTIPARTY AGREEMENT. The Multiparty Agreement, duly executed and delivered by the Customer, the LSA Party, AEF and AE.

                  (iii) FEE LETTER. The Fee Letter, duly executed and delivered by the Customer and AEF.

                  (iv) ACKNOWLEDGMENT. If applicable, any acknowledgment by an Affiliate of the Customer, as referred to in
                           Section 6.25.

                  (v) COLLATERAL DOCUMENTS. If the Collateral Documents shall be required, pursuant to Section 2.11 of this Agreement, to have been executed on or prior to the Closing Date, the Assignment and Security Agreement, the TTC&M Mortgage, the Consents to Assignment and all other Collateral Documents, duly executed and delivered by the Customer and all other parties thereto.

                  (vi) INTERCREDITOR AGREEMENT. If the Intercreditor Agreement shall be required, pursuant to Section
                           2.11 of this Agreement, to have been executed on or prior to the Closing Date, the Intercreditor Agreement, duly executed and delivered by AEF, the Security Agent, the Lenders (or an agent acting on their behalf), the applicable ECAs and the Project Agent.

                  (vii) CONSTRUCTION AND PAYMENT SCHEDULE. A true, complete and correct copy of the Construction and Payment Schedule.

                  (viii) CONSTITUTIONAL DOCUMENTS; RESOLUTIONS; INCUMBENCY. A Certificate of the secretary or other appropriate Responsible Officer of the Customer certifying as a true copy:

                           (A)      The constitutional documents of the
                                    Customer, as in effect on the Closing Date;

                           (B) Copies of the resolutions of the board of directors (or other Persons having similar functions) of the Customer approving and authorizing the execution, delivery and performance by the Customer of this Agreement and the other Loan Documents to be executed and delivered by the Customer as contemplated hereby and authorizing the borrowing of the Loans, together with, as applicable, any agreements for the lease of transponders or use of communications capacity on the Satellite that constitute Collateral; and

                           (C)      The names and true signatures of
                                    Responsible Officers of the Customer
                                    authorized to execute, deliver and perform, as applicable, this Agreement and all other Loan Documents to be delivered by it hereunder, together with, if applicable, any agreements for the lease of transponders or use of communications capacity on the Satellite that constitute Collateral.

                  (ix) FINANCIAL STATEMENTS. The Base Financial Statements of the Customer.

                  (x) PROCESS AGENT. A letter from CT Corporation System, accepting its appointment as process agent in New York for the Customer.

                  (xi) LEGAL OPINIONS. An opinion of (A) Paul, Weiss, Rifkind, Wharton & Garrison, special New York counsel to the Customer, dated the Closing Date and addressed to AEF, (B) Wiley, Rein & Fielding, special Federal Communications Commission counsel to the Customer, dated the Closing Date and addressed to AEF and (C) such other opinions as requested by AEF, each in form and substance acceptable to AEF.

                  (xii) OTHER DOCUMENTS. Such other statements, certificates, documents, information, approvals or opinions with respect to the Project or matters referred to or contemplated by this Agreement or the other Loan Documents as AEF may reasonably request.

         (b) PAYMENT OF FEES. All costs, accrued and unpaid fees and expenses hereunder and under any of the other Loan Documents (including, without limitation, legal fees and expenses) to the extent then due and payable by the Customer, including, without limitation, any arising under or contemplated by
                  Section 2.08, 3.01 or 10.04, shall have been paid in full or capitalized as permitted hereunder or arrangements satisfactory to AEF shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loan to be made on such date.

         (c) DOWN PAYMENT. AE shall have confirmed that the LSA Party has paid to AE an amount equal to at least four million four hundred thousand Dollars ($4,400,000) and said amount shall not have been financed or guaranteed by AEF or an Affiliate of AEF.

1.042 CONVERSION CONDITIONS. The obligation of AEF to convert the Tranche A Loans to the Tranche B Loan hereunder is subject to the determination by AEF, on each of the Conversion Commitment Date and the Conversion Date, in its discretion, that each of the following conditions has been satisfied:


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         (a)      APPRAISAL.  AEF shall have received a true, complete and
                  correct copy of the Appraisal, prepared and delivered by the Appraiser at the Customer's sole cost and expense, as set forth in Sections 9.02(a)(i) and (c)(i), which Appraisal shall (i) conclude that, taking into account all applicable restrictions on resale, the Fair Market Value is equal to or greater than the Equipment Cost as of the In-Orbit Commissioning Date, (ii) state that, taking into account all applicable restrictions on resale, the Assumed Distress Value as of the In-Orbit Commissioning Date shall be in an amount sufficient so as to permit the Distress Recovery Value to be equal to no less than the applicable Required Distress Recovery Value and (iii) specify the estimated economic and warranted life of the Satellite which shall be equal to or longer than the Tranche B Term.

         (b) CUSTOMER CATEGORY. AEF shall, in its discretion, have determined the Customer Category for the Customer in accordance with the criteria set forth in ANNEXES 1, 2 AND 3.

         (c) TRANCHE B CONDITIONS PRECEDENT. AEF shall, in its discretion, have determined that each of the Tranche B Conditions Precedent has been satisfied or shall have received evidence as to the satisfaction of the Tranche B Conditions Precedent on the date that is L minus (-) fifteen
                  (15) days and shall have received a certificate from a Responsible Officer of the Customer to the effect that each of the Conversion Conditions and the Tranche B Conditions Precedent has been satisfied, setting forth in reasonable detail any calculations necessary to demonstrate such satisfaction.

         (d) INTEREST PAYMENTS. Any interest due and payable by the Customer hereunder shall have been paid or capitalized as permitted hereunder as of the Conversion Commitment Date, and the Customer shall not have been in default during the Tranche A Term with respect to payments of interest or other amounts, due and payable hereunder or under the Fee Letter prior to the Conversion Commitment Date, PROVIDED that for the purpose of determining satisfaction of this condition a default shall be defined as a failure to make a payment of interest or other amounts due and payable by the Customer hereunder or under the Fee Letter within five (5) Business Days of the date when due.

         (e) PROJECT FINANCING. If the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, then AEF shall have received evidence that the Customer has obtained a firm and binding (subject to no conditions precedent that, in AEF's reasonable opinion, are unlikely to be timely satisfied) commitment for the Project Financing, together with evidence as to the application of the Project Loans to the Equipment Cost as described in the Business Plan.

         (f) FINANCIAL PRO FORMA; CONVERSION BASE CASE. If the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, then AEF shall, in its discretion, have determined that


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



                  the financial pro forma referred to in Section 9.02(c)(i) (if the Customer shall have been determined to be a Category 1C Customer) or the Conversion Base Case (if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer) complies with the required financial tests as set forth in ANNEXES 1, 2 OR 3, respectively.

         (g) OPERATIONAL CONTROL OF THE SATELLITE. If AEF or the Security Agent shall have theretofore requested the Customer to deliver evidence pursuant to Sections 6.16(b) and (c), AEF or the Security Agent (whichever has made the request) shall have received such evidence, which is satisfactory to such Person for such purpose.

         (h) LOCATION OF DOMICILE, LICENSING AND RECEIPT OF REVENUES. Each country in which the Customer is Domiciled, Licensed or receiving a substantial portion of its Project revenues is a Permitted Location.

         (i) LOCATION OF GROUND FACILITIES. Each of the items described in clause (g) of the definition of Collateral (other than those items the absence of which could not reasonably be expected to cause a Material Adverse Effect) necessary to operate and maintain the Satellite that cannot, in the judgment of AEF, be substituted in a Permitted Location before the inability to operate the Satellite could reasonably be expected to have a Material Adverse Effect is located in a Permitted Location.

1.043 TRANCHE B CONDITIONS PRECEDENT. The obligation of AEF to convert the Tranche A Loans to the Tranche B Loan hereunder is subject to the determination by AEF, on each of the Conversion Commitment Date (other than in the cases of the items referred to in Sections 4.03(a)(vii) and 4.03(a)(xv)) and the Conversion Date, in its discretion, that each of the following conditions has been or continues to be satisfied:

         (a) CONVERSION DOCUMENTS. AEF shall have received each of the following, in form and substance satisfactory to, and, in the case of the materials referred to in clauses (i), (v), (vi),
                  (vii), (viii), (ix), (x), (xi), (xii), (xiii), (xiv), (xv)
                  and (xvii), certified as a true copy as of the Conversion Commitment Date and the Conversion Date in a manner satisfactory to, AEF (provided that, in lieu of redelivering any previously delivered items on the Conversion Date, the Customer may deliver or cause to be delivered to AEF on the Conversion Date "reaffirmations" satisfactory to AEF of such items signed by the appropriate Person to the effect that such items have not been modified since they were previously delivered and that they remain in full force and effect on as of the Conversion Date as fully as if dated and delivered on the Conversion Date):

                  (i) CONSTITUTIONAL DOCUMENTS; RESOLUTIONS; INCUMBENCY. A certificate of the secretary or other appropriate Responsible Officer of the Customer certifying:



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



                           (A)      The constitutional documents of the
                                    Customer, as in effect on the Conversion
                                    Commitment Date;

                           (B) Copies of the resolutions of the board of directors (or Persons having similar functions) of the Customer approving and authorizing the execution, delivery and performance by the Customer of the Loan Documents, the Satellite Contracts and any agreements for the lease of transponders or use of communications capacity on the Satellite that constitute Collateral not previously approved and authorized as of the Closing Date; and

                           (C)      The names and true signatures of
                                    Responsible Officers of the Customer
                                    authorized to execute, deliver and perform, as applicable, the Loan Documents, the Satellite Contracts and any agreements for the lease of transponders or use of communications capacity on the Satellite that constitute Collateral not previously approved and authorized as of the Closing Date.

                  (ii) COLLATERAL DOCUMENTS. Unless already executed and delivered pursuant to Sections 2.11 and 4.01, the Assignment and Security Agreement, the TTC&M Mortgage, the Consents to Assignment and all other Collateral Documents, together with certificates, opinions of counsel and other documentation (including, without limitation, a consent by the Customer to the assignment and pledge by AEF to the Lenders of its rights under this Agreement and the Collateral Documents), duly executed and delivered by the Customer and all other parties thereto.

                  (iii) INTERCREDITOR AGREEMENT. Unless already executed and delivered pursuant to Sections 2.11 and 4.01, the Intercreditor Agreement, together with certificates, opinions of counsel and other documentation, duly executed and delivered by AEF, the Security Agent, the Lenders (or an agent acting on their behalf), the applicable ECAs and the Project Agent.

                  (iv) LEGAL OPINIONS. An opinion of (A) special New York counsel to the Customer, addressed to AEF, (B) special Federal Communications Commission counsel to the Customer, addressed to AEF, and (C) such other opinions as may be requested by AEF, in each case in form and substance acceptable to AEF, and rendered by counsel acceptable to AEF, and accompanied in each case referred to in clauses (A) through (C) above by letters from such counsel addressed to Persons designated by AEF stating that such Persons are entitled to rely on the respective opinions of such counsel.



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



                  (v) FINANCIAL STATEMENTS. Audited financial statements of the Customer covering its preceding three (3) fiscal years (or such shorter period as it shall have had operations), and its most recent unaudited interim financial statements, in form and substance satisfactory to AEF.

                  (vi) DOMESTIC TELECOMMUNICATIONS APPROVALS. A certificate of a Responsible Officer of the Customer to the effect that all national and local Telecommunications Approvals that are necessary or, in the opinion of AEF, desirable for the construction and launch of the Satellite, the provision of services to the transponders, if applicable, and the construction of the TTC&M Facilities and the Project in general have been obtained and are in full force and effect and unrestricted and unconditional, together with certified copies of all such approvals.

                  (vii) COLLATERAL CONTRACTS. A true, complete and correct copy of each Contract referred to in the definition of "COLLATERAL" in Section 1.01 as currently in effect (including all exhibits, schedules and documents referred to therein or delivered pursuant thereto, if any), together with any amendments thereto, and any payment schedules in respect thereof, each duly executed and delivered by each party thereto.

                  (viii) INSURANCE. Not later than L minus (-) thirty (30) days, evidence satisfactory to AEF that the insurance required by Sections 6.06(a) and (b) (excluding clause (ii) thereof) is in effect by the delivery of certified copies of the insurance policies, broker's undertakings and certificates of insurance with respect thereto in form and substance, and issued by companies, satisfactory to AEF (provided that such evidence for the insurance required by Section 6.06(b)(iii) may consist solely of a certificate of insurance) and certificates of an internationally recognized insurance broker satisfactory to AEF certifying that such insurance complies with Sections 6.06(a), (b) (excluding clause (ii) thereof) and (c) covering the risks referred to therein and that all insurance deposits and premiums then due and payable have been paid and that any unpaid balance for the insurance required by Section 6.06(b) (excluding clause (ii) thereof) is due and payable no later than L minus (-) fifteen
                           (15) days. Not later than the Conversion Date, AEF shall have received a certificate from such insurance broker certifying that any such unpaid balance for the insurance required by Section 6.06(b) (excluding clauses (ii) and (iii) thereof) has been paid in full.

                  (ix) EXPORT LICENSES. A true, complete and correct copy of each Export License.

                  (x) FOREIGN EXCHANGE CONTROL APPROVALS. A true, complete and correct copy of any applicable foreign exchange control approvals.

                  (xi) ENVIRONMENTAL PERMITS. A true, complete and correct copy of any applicable Environmental Permits.

                  (xii) GOVERNMENT APPROVALS. Except as may be already provided in this Section 4.03, true, complete and correct copies of all Government Approvals.

                  (xiii) INTELLECTUAL PROPERTY. A true, complete and correct copy of any trademarks, patents or agreements necessary with respect to the usage of technology for the Project.

                  (xiv) PROCESS AGENT. A letter from CT Corporation System (or any successor thereto), confirming its acceptance of appointment as process agent in New York for the Customer.

                  (xv) ECA COVERAGE. Evidence satisfactory to AEF that any ECA Country Risk Coverage and ECA Enhancement shall be in full force and effect in accordance with the terms thereof under documentation in form and substance satisfactory to AEF and that all conditions precedent to the availability of support thereunder shall have been satisfied.

                  (xvi) CONFIRMATION OF RELEVANT LOCATIONS. A certificate of a Responsible Officer of the Customer confirming the continuing accuracy of the information contained in the list provided under Section 9.02(d)(ii) or, if any such information is no longer correct, correcting such information.

                  (xvii) SATELLITE CONTRACT AND TTC&M CONTRACT. A true, complete and correct copy of each of the Satellite Contract and the TTC&M Contract as currently in effect (including all exhibits, schedules and documents referred to therein or delivered pursuant thereto, if any), together with any amendments thereto.

                  (xviii) OTHER DOCUMENTS. Such other statements, certificates, documents, information, approvals or opinions with respect to the Project or matters contemplated by this Agreement or the other Loan Documents as AEF may reasonably request.

         (b) INTERNATIONAL TELECOMMUNICATIONS APPROVALS. Not later than L minus (-) fifteen (15) days, the Customer shall have duly obtained, or caused to have been duly obtained, all international Telecommunications Approvals that are necessary or, in the reasonable opinion of AEF, desirable for the construction, launch, maintenance and operation of the Project as contemplated by the Loan Documents, the Satellite Contracts and any other agreement or instrument entered into from time to time relating to the Project and, if applicable, the Business Plan, including, without limitation, the use of the radio-frequencies and the orbital position of the Satellite, properly coordinated and notified to


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



                  the RCB and entered into the Master Register of the RCB, and such international Telecommunications Approvals shall be in full force and effect and unrestricted and unconditional, and the Customer shall have delivered a certificate of a Responsible Officer to that effect.

         (c) PAYMENT OF FINANCE COSTS AND EXPENSES. All costs, accrued and unpaid fees and expenses hereunder and under any of the other Loan Documents (including, without limitation, legal fees and expenses) to the extent then due and payable by the Customer, including, without limitation, any arising under or contemplated by Section 2.08, 3.01 or 10.04, shall have been paid in full or capitalized as permitted hereunder or arrangements satisfactory to AEF shall have been made to cause them to be paid in full concurrently with the Conversion of such Loans.

         (d) TITLE AND LIENS. AEF shall be satisfied that, concurrently with the execution and delivery of the Collateral Documents,
                  (i) there will be (and, as of the Conversion Date, there has been) delivered to AEF such Lien, judgment, title and registry searches as AEF shall have requested of the Customer, (ii) there will be (and, as of the Conversion Date, there has been) delivered to AEF applications to remove any Lien in favor of any third party not otherwise permitted by
                  Section 7.01, together with copies of the relevant document releasing such Lien and (iii) all such filings, registrations or recordations as may be necessary or appropriate under applicable laws, rules, regulations or orders, or that AEF may reasonably request, shall have been accomplished in order to create, preserve, protect, validate or satisfy the security interest in the Collateral created by the Collateral Documents, as described in Sections 5.03, 5.15 and 5.16 and having the perfection and priority as required by Section 9.04, PROVIDED that with respect to the Satellite or any other Collateral, if the Customer shall not have sole and unencumbered title thereto on the Conversion Date, other arrangements satisfactory to AEF shall have been agreed and effected to provide equivalent security to AEF and the Lenders and assurance that such Lien thereon will be created and perfected on or prior to the In-Orbit Commissioning Date.

         (e) CONTRACT PAYMENTS. The SPA Party, the LSA Party and the TTC&M Party shall have made the required payments then due under the Satellite Contracts, and (unless the Customer has been determined to be a Category 1A Customer or a Category 1B Customer) the Customer shall have made arrangements satisfactory to AEF to procure financing for, or equity contributions (in compliance with the terms and conditions hereof) in an amount sufficient to fund, the payment of (i) amounts that are required to be paid under the Satellite Contracts with respect to the Project on or after the Conversion Commitment Date and (ii) interest payable on the Total Senior Debt Outstanding for the period of six (6) months following the Conversion Date.

         (f) EFFECTIVENESS. This Agreement, the other Loan Documents, the Satellite Contracts and all other consents, approvals or other documents set forth in this

                  Section 4.03, shall have been duly executed and delivered by the parties thereto and shall be in full force and effect and no section of any Satellite Contract relating to payment terms or any performance guarantees or warranties shall have been amended, modified, revoked, terminated or waived except, in each case, as approved by AEF. Each of the Satellite Contracts shall contain terms related to guarantees and warranties thereunder acceptable to AEF and the TTC&M Contract shall contain provisions satisfactory to AEF with respect to the performance obligations of the TTC&M Party thereunder and the termination of the TTC&M Party's obligations thereunder.

         (g) ILLEGALITY. Making loans into a country in which the Customer is Domiciled, Licensed or receiving a substantial portion of its revenues shall not be an illegal activity for AEF or any of the Lenders and the Customer shall not have become a Prohibited Person.

         (h) MILITARY ACTIVITIES. The use and operation of the Satellite shall not be substantially for or on behalf of any governmental or inter-governmental defense or military agency, or any defense or military agency of any political group, or substantially for non-commercial communications in support of the operations or activities of the military, national security or armed forces of any country or political group.

         (i) RATE CONTRACTS. If the Customer has been determined to be a Category 2 Customer or a Category 3 Customer, it shall have obtained binding commitments from one or more banks or other financial institutions for Rate Contracts required by Section
                  6.15 to be in effect on the Conversion Date.

         (j) NOTE. AEF shall have received the Note duly executed and delivered by the Customer.

1.044 CONDITIONS TO ALL LOANS. The obligation of AEF to make or Convert any Loan to be made or Converted or deemed made by it hereunder (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant date:

         (a) NOTICE OF DRAWDOWN. For purposes of making a Tranche A Loan only, AEF shall have received a Notice of Drawdown. The Notice of Drawdown delivered by the Customer shall constitute a representation and warranty by the Customer on and as of the date of the Notice of Drawdown that the conditions in Sections 4.04(b), (c) and (d) have been satisfied.

         (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Customer contained in Section 5 of this Agreement and any other Loan Document shall be true, complete and correct on and as of the date of such borrowing or Conversion with the same effect as if made on and as of the date of such borrowing or Conversion (except as to representations and warranties expressly stated to be made only at or as of a specified time or times).


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



         (c) NO EXISTING DEFAULT. No Default or Event of Default exists as of the date hereof or shall exist as of the date of the making or Conversion of such Loan or shall result from the making or Conversion of such Loan and no default or event of default under the Project Financing Agreements shall exist as of the date of any such Loan.

         (d) NO MATERIAL ADVERSE EFFECT. No event or circumstance that could reasonably be expected to have a Material Adverse Effect shall have occurred since (i) with respect to the making of the initial Tranche A Loan, the date hereof, (ii) with respect to the making of any subsequent Tranche A Loan, the date of the immediately preceding notice of drawdown and
                  (iii) with respect to Conversion, the Conversion Commitment Date.


                   SECTION 5.  REPRESENTATIONS AND WARRANTIES

The Customer hereby represents and warrants to AEF as follows as of the date hereof (or, in the case of any of the following representations that is expressly limited to being made on a certain date as of such certain date) and any other date that this Agreement requires the Customer to make the following representations and warranties:

1.051 EXISTENCE AND POWER. Each Relevant Company (a) is duly organized, validly existing and properly registered and in good standing, as applicable, under the laws of the jurisdiction of its organization,
         (b) has the power and authority and all governmental licenses, authorizations, consents and approvals required to be held by it as of the date hereof to own its properties and assets, carry on its business and to execute, deliver and perform its obligations under the Loan Documents and the Satellite Contracts, (c) is duly qualified as a foreign organization, licensed and registered to do business under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law the non-compliance with which could reasonably be expected to have a Material Adverse Effect.

1.052 AUTHORIZATIONS; NO CONTRAVENTION. The execution, delivery and performance by the Customer of each of the Loan Documents and each of the Satellite Contracts to which it is a party, have been duly authorized by all necessary action and do not and will not: (a) contravene the terms of that Person's certificate of incorporation, memorandum and articles of incorporation or other organization or constitutive documents, (b) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien under, any Contract, injunction, order, decree or undertaking to which such Person is a party or is bound (other than the Liens on Collateral to be created under the Collateral Documents), (c) violate any Requirement of Law, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or (d) require any consent or approval of the board of directors (or other Persons having similar functions) of the Customer or any other Person that has not been obtained, and each such consent and approval that has been obtained is adequate for its intended purpose and is in full force and effect.


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



1.053    GOVERNMENT APPROVALS.  Except as may be otherwise set forth on
         SCHEDULE 5.03 (as may be amended from time to time by the parties hereto), all Government Approvals have been obtained and all acts, conditions and filings required to be done, fulfilled and performed (such Government Approvals, acts, conditions and filing being referred to herein as "NECESSARY ACTIONS") in order (a) to enable the Customer to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Loan Document and each Satellite Contract, (b) to ensure that the obligations expressed to be assumed by the Customer in each Loan Document and each Satellite Contract are legal, valid and binding, (c) to enable it to create the Liens contemplated by each of the Collateral Documents and to ensure that such Liens are valid, legally binding and enforceable and are or will be perfected as required by Section 9.04, and have or will have the priority, as required by Section 9.04, and (d) to make each Loan Document and each Satellite Contract admissible in evidence in each of New York, Luxembourg, The District of Columbia and Delaware, have been done, fulfilled and performed; except that (x) in the case of the foregoing clause (a), Necessary Actions that can be obtained, done, fulfilled and performed without undue cost, burden or delay and that are not now required to enable the Customer to exercise its rights under and perform and comply with its obligations under the Loan Documents and the Satellite Contracts will be obtained, done, fulfilled and performed when so required and in any event, with respect to any Satellite Contract executed on or before the Conversion Date, no later than the Conversion Date, (y) in the case of the foregoing clause (c) such Necessary Actions will be obtained, done, fulfilled and performed no later than the respective dates that the Liens referred to in said clause are required hereby or pursuant hereto to be granted, to be perfected and to have the priority referred to in said clause and (z) in the case of clause (d), Necessary Actions consisting of routine procedural requirements for the enforcement of the Loan Documents in a judicial forum that are not now required can be obtained, done, fulfilled and performed by AEF (without the assistance or cooperation of the Customer) without undue cost, burden or delay when so required. All such Government Approvals heretofore obtained or required to be obtained have been duly obtained, were validly issued, are in full force and effect, are not subject to appeal and are held in the name of, or for the benefit of, the appropriate Persons. The Customer has no reason to believe that any such Government Approval that will expire by its term or in accordance with Requirements of Law prior to the Maturity Date will not be renewed or extended on or prior to such expiration without undue cost, delay or burden. There is no proceeding pending or, to the actual knowledge of the Customer, threatened against the Customer or any property of the Customer, which seeks, or may reasonably be expected, to rescind, terminate, modify or suspend any Telecommunications Approval or any other Government Approval. There has not occurred any event that would make unlikely the delivery or issuance as anticipated of, and when and as needed, all Government Approvals listed on SCHEDULE 5.03. No such Government Approval already obtained is subject to any restriction, condition, limitation or other provision that could reasonably be expected to have a Material Adverse Effect. The information set forth in each application submitted by the Customer in connection with each such Government Approval is accurate and complete in all material respects taken as a whole, except for statements or omissions that could not reasonably be expected to affect adversely the validity of such


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



         Government Approvals. Except as otherwise provided for in this Agreement, no other material consent, approval or authorization of, or declaration or filing with, any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, any other Loan Document or any of the Satellite Contracts.

1.054 BINDING EFFECT. This Agreement, each of the other Loan Documents and each of the Satellite Contracts to which the Customer or any of its Affiliates is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

1.055 LITIGATION. Except as set forth on SCHEDULE 5.05, and except for matters arising after the date hereof which could not reasonably be expected to have a Material Adverse Effect, (a) there are no actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Customer, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against or affecting the Customer or any Subsidiary of the Customer, or any of their respective properties, rights or assets or the Project that: (i) purport to affect or pertain to this Agreement, any other Loan Document or any of the Satellite Contracts, or any of the transactions contemplated hereby or thereby, or (ii) if determined adversely to such Person could reasonably be expected to have a Material Adverse Effect and (b) to the knowledge of the Customer, there are no actions, suits, proceedings, claims or disputes pending, or threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against or affecting any Affiliate of the Customer (other than a Subsidiary of the Customer), any LSA Party, any SPA Party, any Affiliate of any LSA Party or SPA Party, or any of their respective properties, rights or assets or the Project that: (i) purport to affect or pertain to this Agreement, any other Loan Document or any of the Satellite Contracts, or any of the transactions contemplated hereby or thereby, or (ii) if determined adversely to such Person could reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued against the Customer or any of its Subsidiaries or (to the knowledge of the Customer) any Affiliate of the Customer (other than a Subsidiary of the Customer), any LSA Party, any SPA Party or any Affiliate of any LSA Party or SPA Party, by any court or other Governmental Authority purporting to enjoin or restrain (excluding any restraint constituting the imposition of a condition that the Customer reasonably determines can be satisfied without undue cost, burden or delay) such Person from the execution, delivery and performance of this Agreement, any other Loan Document or any of the Satellite Contracts, or directing that the transactions provided for herein or therein not be consummated by such Person as herein or therein provided.

1.056 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of obligations by the Customer under any Loan Document. No Relevant Company is in default under or with respect to any Contract to which it is a party in any respect


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



         (nor would any such default result from the incurring of obligations by the Customer under the Loan Documents) which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

1.057 USE OF PROCEEDS. The proceeds of the Loans are being used solely for the purposes set forth in Section 6.11.

1.058 TITLE TO ASSETS. Each Relevant Company has good record and marketable title in and to all of its properties, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or, if the Customer does not have such title to the Satellite or any other Collateral, it will have such title on or prior to the In-Orbit Commissioning Date pursuant to the terms of the Satellite Purchase Agreement. Such properties are free and clear of all Liens or rights of others, except Permitted Liens.

1.059 TAXES. The Customer has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied or imposed upon any Relevant Company or any of their respective properties, income or assets or otherwise due and payable, except those that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with Generally Accepted Accounting Principles and no Notice of Lien has been filed or recorded. There is no proposed tax assessment against any Relevant Company that could, if the assessment were made, reasonably be expected to have a Material Adverse Effect.

5.10     FINANCIAL CONDITION

         (a) SCHEDULE 5.10 sets forth a complete and correct list of the audited financial statements submitted by the Customer and any Guarantor to AEF in order to induce AEF to execute and deliver this Agreement ("BASE FINANCIAL STATEMENTS"), which financial statements shall be for such fiscal periods as AEF shall have reasonably required and such financial statements:
                  (i) were prepared in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein, (ii) are complete and correct and fairly present the financial condition of the Customer as of the dates thereof and results of operations for the periods covered thereby and
                  (iii) show all Indebtedness and other liabilities, direct or contingent, of the Customer as of the date thereof (including liabilities for taxes and material commitments) that would be required under Generally Accepted Accounting Principles to be disclosed. Except as referred to or reflected or otherwise provided for in said financial statements as at said date, the Customer had on said date no material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments of any type whatsoever that would be required under Generally Accepted Accounting Principles to be disclosed.

         (b) The financial statements of the Customer Group delivered to AEF pursuant to Section 4.03(a)(v) (the "CONVERSION FINANCIAL STATEMENTS") will, when furnished hereunder: (i) have been prepared in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods covered thereby, (ii) be complete and correct and fairly present the financial condition of the Customer Group as of the date thereof and results of operations for the periods covered thereby, (iii) provide (together with the Related Accounting Reconciliation) sufficient information to enable AEF, in the opinion of AEF, to apply the tests set out in ANNEX 1, 2 OR 3, as applicable, consistently to the Customer Group and (iv) show all Indebtedness and other liabilities, direct or contingent, of the Customer Group as of the date thereof (including liabilities for taxes and material commitments) that would be required under Generally Accepted Accounting Principles to be disclosed. Except as referred to or reflected or otherwise provided for in said financial statements as at said date, the Customer Group had on said date no material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments of any type whatsoever that would be required under Generally Accepted Accounting Principles to be disclosed.

         (c) Since the date of the most recent financial statements delivered to AEF hereunder, there has occurred no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

5.11 ENVIRONMENTAL MATTERS. The operations of the Relevant Companies comply in all material respects with all Environmental Laws. On the date hereof, the Relevant Companies have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("ENVIRONMENTAL PERMITS") necessary for the operation of the Project, all such Environmental Permits are valid and in full force and effect on the date hereof and the Relevant Companies are in compliance with all terms and conditions of such Environmental Permits on the date hereof. Except as set forth on SCHEDULE 5.11, none of the Relevant Companies nor any of their respective present properties or operations is subject to any outstanding written order from or agreement with any Governmental Authority or other Person, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law or Environmental Claim, and there are no conditions or circumstances which may give rise to any Environmental Claim arising from the operations of any Relevant Company, including Environmental Claims associated with any operations of any Relevant Company, with a potential liability in excess of five million Dollars ($5,000,000) (or its equivalent in another currency or other currencies) in the aggregate.

5.12 SUBSIDIARIES. On the date hereof, the Customer does not have any Subsidiaries other than as listed on SCHEDULE 5.12A, and has no equity investments in any other corporation or entity other than as listed on
         SCHEDULE 5.12B.



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



5.13 INSURANCE. The properties of the Customer Group are insured with financially sound and reputable insurance companies in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in localities where the respective members of the Customer Group operate and in any event, in such amounts and with such terms as are required by Section 6.06. Compliance by the Customer with its obligations pursuant to Section 6.06 shall constitute, with respect to the insurance expressly referred to therein, compliance with its obligations under this Section 5.13.

5.14 PROJECT COMPLIANCE. The Project complies in all material respects with all covenants, conditions, restrictions and reservations in the Government Approvals, if any, applicable at such time, the Loan Documents and the Satellite Contracts applicable thereto, except for any failure to comply that could not reasonably be expected to affect adversely the validity of such Government Approvals or otherwise to have a Material Adverse Effect.

5.15 COLLATERAL. From and after the Conversion Date, (a) except as may be permitted pursuant to the proviso contained in Section 4.03(d), the Customer or (in the case of the items referred to in clause (g) of the definition of "Collateral") an Affiliate of the Customer shall have good, marketable and valid title in and to all of the Collateral free and clear of all Liens other than Permitted Liens and (b) no mortgage or financing statement or other instrument or recordation covering all or any part of the Collateral shall be on file in any recording office other than any such filing in connection with the Liens created by the Collateral Documents.

5.16 COLLATERAL DOCUMENTS. From and after the date of the execution and delivery of the Collateral Documents, except as may be permitted pursuant to the proviso contained in Section 4.03(d), the Collateral Documents shall create in favor of the Security Agent legal, valid and enforceable Liens on or in all of the Collateral. All filings, recordations, registrations and other actions necessary or desirable to perfect such Liens shall have been duly performed on or before the Conversion Date and at all times thereafter and each Lien created by the Collateral Documents shall, except as permitted by Section 9.04, constitute a perfected Lien on or before the Conversion Date and at all times thereafter on or in all right, title, estate and interest of the Customer or any Affiliate thereof party to the Assignment and Security Agreement, as applicable, in the Collateral covered thereby, having the perfection and priority required by Section 9.04, and all necessary and appropriate consents to such creation and perfection of such Liens of each of the parties to the Loan Documents shall have been obtained on or before the Conversion Date and at all times thereafter.

5.17 SUFFICIENCY OF LOAN DOCUMENTS AND SATELLITE CONTRACTS. The Loan Documents and the Satellite Contracts (and any exhibits or documents referred to therein) that have been executed and delivered constitute, or will constitute when executed and delivered, all agreements required for the acquisition, construction and completion of the Project when and as contemplated by the Loan Documents, the Satellite Contracts and, if applicable, the Business Plan and all arrangements to which the Customer (and, to the best knowledge of the Customer, any other obligor) is a party that may affect the security provided to the Security Agent under the Collateral Documents, the financial condition, business or operations of the Customer or the Project or the ability of the Customer and any obligor to observe and perform its obligations under the Loan Documents and the Satellite Contracts to which it is a party. All permits, licenses, trademarks, patents or agreements with respect to the usage of technology or other property (other than those constituting Government Approvals referred to in Section 5.03) that are necessary for the acquisition, construction, ownership and operation of the Project substantially as contemplated by the Loan Documents, the Satellite Contracts and, if applicable, the Business Plan (except for those that are not required to be obtained on or prior to the date hereof, as to which the Customer has no reason to believe they will not obtained by the date required) have been obtained, are final and are in full force and effect. The services to be performed, the materials to be supplied and the property interests and other rights granted pursuant to the Loan Documents and the Satellite Contracts comprise all of the property interests necessary to secure any such right material to the acquisition, construction and ownership of the Project as contemplated by the Loan Documents, the Satellite Contracts and, if applicable, the Business Plan in accordance with all applicable laws and as contemplated by the Loan Documents and the Satellite Contracts. There are no material services, materials or contractual rights required for the acquisition, construction and ownership of the Project other than those granted by, or to be provided to the Customer pursuant to, the Loan Documents and the Satellite Contracts.

5.18 DISCLOSURE. The information furnished in writing at or prior to the Closing Date by the Customer to AEF in connection with this Agreement and the transactions contemplated hereby is and will be, as of the Closing Date, true, complete and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in light of the circumstances under which such information was made. The financial projections contained in such material and in the Business Plan (if applicable) were made in good faith and the assumptions on the basis of which such projections were made (when made) are (as of the date of this Agreement) reasonable. There is no fact known to the Customer on the date as of which this representation and warranty is made that has not been disclosed in writing to AEF that could reasonably be expected to have a Material Adverse Effect.

5.19 EFFECTIVENESS OF LOAN DOCUMENTS, SATELLITE CONTRACTS AND QUALIFIED LEASE AGREEMENTS. Except as otherwise permitted from time to time pursuant to this Agreement, none of the Loan Documents, Satellite Contracts or, if applicable, Qualified Lease Agreements that have been executed as of the date hereof has been amended, modified or terminated at any time, and all of the Loan Documents, Satellite Contracts and, if applicable, Qualified Lease Agreements are in full force and effect.

5.20 EMPLOYEE BENEFIT LIABILITIES. Neither the Customer nor any ERISA Affiliate sponsors or maintains, or makes contributions to (or has sponsored or maintained, or made contributions within the last six (6) years to) any employee pension benefit plan subject to ERISA and any regulation promulgated thereunder.

5.21 INVESTMENT COMPANY ACT. If the Customer is subject to the jurisdiction of the Investment Company Act of 1940 of the United States of America, the Customer is not an "investment company" or a Person "controlled" by an "investment company", within the meaning of such Act.



                       SECTION 6.  AFFIRMATIVE COVENANTS

The Customer covenants and agrees that, from and after the date hereof and so long as AEF shall have any Commitment hereunder or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing:

1.061 FINANCIAL STATEMENTS. The Customer shall deliver to AEF in form and detail satisfactory to AEF:

         (a) as soon as available, but not later than one hundred and eighty (180) days after the end of each fiscal year of the Customer, commencing with the fiscal year ending December 31, 1997, (i) a copy of the audited consolidated balance sheets of the Customer Group as at the end of such year and the related audited consolidated statements of income, stockholders' equity and cash flows for such fiscal year (or such other audited statements as provide equivalent measures of the Customer Group's financial condition), setting forth in each case in comparative form the figures for the previous year, and accompanied by the unqualified opinion of an internationally-recognized independent public accounting firm, which report shall state that such consolidated financial statements are complete and present fairly the financial position for the periods indicated in conformity with Generally Accepted Accounting Principles applied on a basis consistent with prior years, and (ii) all such additional financial information (including, without limitation, the Related Accounting Reconciliation) in respect of such financial statements as AEF may require for the purposes of determining whether the financial covenants and ratios to be complied with by the Customer Group hereunder have been complied with; together with, if applicable, the operating results projected for such period as set forth in the Business Plan, if any, for such period; and

         (b) as soon as available, but not later than sixty (60) days after (i) prior to the Conversion Date, each fiscal quarter of the Customer and (ii) on and after the Conversion Date,
                  (A) so long as the Customer shall have been determined to be a Category 1 Customer, the end of each semi-annual period of each fiscal year of the Customer, (B) so long as the Customer shall have been determined to be a Category 2 Customer, and the Customer does not routinely prepare quarterly financial statements, the end of each semi-annual period of each fiscal year of the Customer and (C) so long as the Customer shall have been determined to be a Category 2 Customer and the Customer does routinely prepare quarterly financial statements, or a Category 3 Customer, the end of each of the first three (3) fiscal quarters of each fiscal year of the Customer, commencing with the first such fiscal quarter (or semi-annual period, as the case may be) to end after the date hereof, a copy of the unaudited consolidated balance sheets of the Customer Group as of the end of such quarter (or semi- annual period, as the case may be) and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter (or semi-annual period, as the case may be) (or such other statements as prepared by the Customer that provide comparable measures of the Customer Group's financial condition), and certified by an appropriate Responsible Officer as being complete and fairly presenting, in accordance with Generally Accepted Accounting Principles, the financial position and the results of operations of the Customer Group along with all such additional financial information (including, without limitation, the Related Accounting Reconciliation) in respect of such financial statements as AEF may require for the purposes of determining whether the financial covenants and ratios to be complied with by the Customer Group hereunder have been complied with; together with, if applicable, the operating results projected for such period as set forth in the Business Plan, if any, for such period.

1.062    CERTIFICATES; OTHER INFORMATION.  The Customer shall furnish to AEF:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b) above, a certificate of a Responsible Officer of the Customer stating that, to the best of such officer's knowledge, the Customer, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

         (b) unless otherwise delivered pursuant to the terms of this Agreement, promptly after the same are filed, copies of all financial statements and regular, periodical or special reports that the Customer may make to, or file with, the national public securities commission and stock exchange having authority over the Customer and any applicable Telecommunications Authority, or any successor thereto or similar Governmental Authorities or successors thereto;

         (c) if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, (i) concurrently with the delivery of the financial statements referred to in Section 6.01(a) above, a certificate of a Responsible Officer of the Customer, certifying a true, complete and correct copy of the then current Business Plan and (ii) the Customer shall update the Business Plan, on an annual basis within thirty (30) days before the end of each fiscal year of the Customer, in accordance with the terms of this Agreement, for purposes of updating the financial projections (including the current debt interest rate) made the previous fiscal year relating to the construction, launch and operation of the Project, such revised Business Plan to be in form and substance satisfactory to AEF;

         (d) promptly after the receipt by the Customer of the results of the initial in-orbit tests, a description in reasonable detail of any material deviations from the performance specifications for the Satellite set forth in the Satellite Purchase Agreement reflected by such results; and

         (e) promptly, such additional information regarding the business, affairs or financial condition of any member of the Customer Group as AEF may from time to time reasonably request.

         At any time following the occurrence of an Event of Default, the Customer shall allow AEF and the Security Agent to meet directly with its auditors and to discuss its business and affairs with such auditors.

1.063    NOTICES.  The Customer shall promptly notify (in writing) AEF of:

         (a) the occurrence of any Default or Event of Default and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default, in each case describing the same in reasonable detail and what action the Customer has taken, or intends to take, to cure such Default or Event of Default;

         (b) the commencement of, or any material development in, any litigation or proceeding against or affecting the Customer
                  (i) in which in respect of a Category 1A Customer or a Category 1B Customer the amount of damages claimed is five million Dollars ($5,000,000) (or its equivalent in another currency or other currencies) or more, in respect of a Category 1C Customer, a Category 2 Customer or a Category 3 Customer the amount of damages claimed is two million five hundred thousand Dollars ($2,500,000) (or its equivalent in another currency or other currencies) or more, (ii) in which the revocation, termination, withdrawal, suspension, modification or withholding of any Government Approval is sought or threatened or (iii) that, if determined adversely to the Customer, could reasonably be expected to have a Material Adverse Effect;

         (c) any change in accounting policies or financial reporting practices of the Customer together with sufficient information in order for AEF (in its discretion) to assess any financial reports submitted to it;

         (d) any revision of the Construction and Payment Schedule relating to the Satellite Purchase Agreement and the TTC&M Contract after submission thereof as provided in Section 9.01;

         (e) the date of L, upon the initial determination thereof and each change in L thereafter; and

         (f) the delivery of, or receipt of, any notice of (i) a reduction in coverage of any insurance required to be maintained by Sections 6.06(a) and (b) or otherwise procured by the Customer covering loss of or damage to any of the Customer's property (other than a reduction in coverage or amount resulting from a payment thereunder) or (ii) the cancellation or non-renewal of any insurance policy.

         Each notice pursuant to this Section shall be delivered promptly after a Responsible Officer becomes aware of the subject matter of such notice and shall be accompanied by a written statement by a Responsible Officer of the Customer setting forth the details and the effective date of the occurrence referred to therein.

1.064 PRESERVATION OF EXISTENCE, ETC. The Customer shall, and shall cause each other Relevant Company to: (a) preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of organization, (b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, (c) use its reasonable efforts, in the ordinary course and consistent with past practices, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it and (d) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

1.065 MAINTENANCE OF ASSETS. The Customer shall maintain and preserve all of its property that is used or useful in connection with the Project in good working order and condition, ordinary wear and tear excepted. The Customer shall give AEF at least forty-five (45) days prior written notice of any change in location of the principal office of the Customer.

1.066    MAINTENANCE OF INSURANCE

         (a) GENERAL COVERAGE. The Customer shall, at its own expense, procure and maintain in full force and effect at all times on or after the date of completion of the construction of the tracking, telemetry, control and monitoring facilities with recognized insurance carriers approved by AEF, the following insurance:

                  (i) COMMERCIAL GENERAL LIABILITY INSURANCE: Commercial general liability insurance against claims for bodily injury (including death) and property damage in such amounts and on such terms and conditions as are reasonably acceptable to AEF and as are customarily carried by companies of established repute engaged in the same or a similar business as the Customer in the places where such business is conducted.


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



                  (ii) PROPERTY DAMAGE INSURANCE: Property damage insurance on an "all risk" basis (with customary conditions and exclusions) including coverage against damage or loss caused by earth movement and flood and providing coverage for the Project other than the Satellite (the "COVERED PROPERTY") in a minimum aggregate amount equal to the "full insurable value" of the Covered Property. For purposes of this clause (ii), "full insurable value" shall mean the full replacement value of the Covered Property, including any improvements and equipment and supplies, without deduction for physical depreciation or obsolescence; all such policies may have deductibles of not greater than one million Dollars ($1,000,000) (or its equivalent in another currency or other currencies) except for earth movement insurance which shall have the lowest deductible as shall (in the opinion of AEF) be available on commercially reasonable terms in the insurance market place. Such insurance shall include an "agreed amount" clause.

         (b)      SATELLITE COVERAGE

                  (i) LAUNCH AND INITIAL OPERATIONS INSURANCE. Not later than L minus (-) thirty (30) days, the Customer shall procure, or cause to be procured, at its own expense, binding commitments for the provision of launch and initial operations insurance for a period incepting no later than the time of Launch and expiring no earlier than (A) if the Customer shall have been determined to be a Category 1 Customer, twelve (12) months, and (B) if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, twenty-four (24) months thereafter for risks for which the LSA Party is not entitled to a Reflight pursuant to the Launch Services Agreement (including risks of Partial Failure, Total Failure and Constructive Total Failure), with internationally-recognized, reputable space insurance and reinsurance carriers acceptable to AEF, in a minimum amount equal to the Total Senior Debt Outstanding plus interest on the Total Senior Debt Outstanding (at a rate reasonably determined by AEF) for a period of seven (7) months, on terms and conditions and having such deductibles as are acceptable to AEF. Without limiting the generality of the foregoing requirement that such insurance have terms and conditions acceptable to AEF, (x) there shall be no gap between the time that such launch and initial operations insurance attaches and the time that "all risk" property damage insurance maintained pursuant to Section 6.06(b)(iv) lapses and (y) such launch and initial operations insurance shall provide "wrap-around" cover for risks related to the Launch not covered by the Launch Services Agreement. In the event that the Customer has exercised a cash option with respect to a Launch Services Agreement providing for launch services by an Ariane 4 launch vehicle and the proceeds therefrom are assigned to the Security Agent, the Customer shall be entitled to apply the right to the proceeds from such cash option in substitution for such portion of the coverage provided under the insurance required pursuant to this
                           Section 6.06(b)(i) for such launch services as is covered by such cash option.

                  (ii) IN-ORBIT INSURANCE. On or prior to the date falling six (6) months prior to the expiration of the launch and initial operations insurance coverage, the Customer shall procure at its own expense with internationally-recognized, reputable space insurance and reinsurance carriers acceptable to AEF, in-orbit insurance for risks including Partial Failure, Total Failure and Constructive Total Failure, in a minimum amount equal to the Total Senior Debt Outstanding plus interest on the Total Senior Debt Outstanding (at a rate reasonably determined by AEF) for a period of seven (7) months. The Customer shall renew and maintain the in-orbit insurance in full force and effect at all times thereafter such that it always has a remaining term of at least three (3) months. The terms and conditions of the in-orbit insurance, including all renewals thereof, shall be at least as beneficial to the Insured Parties as the corresponding provisions of the launch and initial operations insurance or (in the case of renewals) the provisions of the in-orbit insurance renewed thereby if such terms and conditions are available on commercially reasonable terms, with only such changes as AEF shall otherwise agree.

                  (iii) THIRD-PARTY LIABILITY COVERAGE. The Customer shall cause, or if the Customer is not the LSA Party, the Customer shall cause the LSA Party to cause, AE to procure and maintain launch and in orbit third party liability insurance for property loss or damage and bodily injury caused by the Launch Vehicle or the Satellite in accordance with the terms and conditions of the Launch Services Agreement, and shall cause AEF and the Lenders to be named as additional insureds thereunder. The Customer shall cause AE to extend to AEF and the Lenders the benefits of its indemnification obligation under the Launch Services Agreement for claims in excess of such third party liability insurance coverage. Without limiting (but without duplication of) the foregoing provisions of this Section 6.06(b)(iii), the Customer shall, upon the expiration of the third party liability insurance procured by AE, procure and maintain third party liability insurance coverage for property loss or damage and bodily injury caused by the Satellite after Launch in an amount on an annual basis of not less than one hundred million Dollars ($100,000,000) in the aggregate and per occurrence, naming AEF and the Lenders as additional insureds thereunder, if such insurance is then being customarily maintained (as determined by AEF) by prudent satellite owners.

                  (iv) SATELLITE MANUFACTURER'S COVERAGE. The Customer shall cause, or if the Customer is not the SPA Party, the Customer shall cause the SPA Party to cause, the Satellite Manufacturer to procure at its own expense and maintain in full force and effect, at all times prior to the time when risk of loss of or damage to the Satellite is transferred to the Customer, property damage insurance on an "all risk" basis (with customary conditions and exclusions), including coverage against damage or loss caused by earth movement and flood, providing coverage for the


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                           Satellite.  The Customer shall cause the Satellite
                           Manufacturer, promptly upon obtaining the insurance required pursuant to the immediately preceding sentence, to deliver to AEF suitable evidence of such insurance.

         (c) COMMON TERMS. The Security Agent shall be named as the sole loss payee with respect to any insurance policies required to be maintained pursuant to Sections 6.06(a)(ii) and (b)(i) and
                  (ii) to the extent that assets constituting Collateral are covered thereby and each of the Insured Parties shall be named as additional insureds in respect of the insurance policies required to be maintained pursuant to Sections 6.06(a)(ii) and (b)(i) and (ii), as their interests may appear. All policies of insurance required to be maintained pursuant to said Sections or otherwise procured by the Customer covering loss of or damage to any of the Customer's property shall provide that (i) there shall be no recourse against AEF any Lender or the Collateral for payment of premiums or other amounts with respect thereto, (ii) the insurers are required to provide AEF with at least thirty
                  (30) days (or ten (10) days in the case of nonpayment of premiums) prior written notice of reduction in coverage or amount (other than a reduction in coverage or amount resulting from a payment thereunder), cancellation or non-renewal of any policy, and (iii) the proceeds of all policies shall be payable to the Insured Parties, pursuant to a first mortgagee endorsement, without contribution, as their interests may appear. In addition, the Customer shall ensure that in all cases of policies of insurance in which the insurer fronts for reinsurers and the ceding insurer is not domiciled in Bermuda, Guernsey or a country listed in ANNEX 4, the Insured Parties shall have "cut-through" rights providing direct recovery of claims to the reinsurers under such policies of insurance. If the Customer fails or may fail to timely file any proof of loss, AEF or any Lender shall have the right to submit such proof of loss in the place of the Customer. Each such policy shall (i) waive any right of subrogation against the Insured Parties (and their respective officers, employees, agents and insurers), (ii) provide that the insurance be primary and not excess to or contributory to any insurance or self-insurance maintained by the Customer and (iii) waive any right of the insurers to any set-off or counterclaim or any other deduction (other than non-payment of premiums). If available on commercially reasonable terms (as determined by AEF), the Customer shall obtain a clause in or endorsement to the launch and initial operations policy(ies) and the in-orbit policies ensuring the availability of the benefits of such policies to the Lenders notwithstanding any statements, misstatements or other actions or omissions by the Customer or by Persons acting or purporting to act for or on behalf of the Customer. If such clause or endorsement is not so available, the Customer shall obtain for the benefit of the Lenders such other protection, if any, against such statements, misstatements or other actions or omissions by the Customer or such Persons as is then customarily provided to unaffiliated lenders in policies of insurance, or otherwise in secured satellite financings.



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



         (d) PREVIEW. The Customer shall furnish to AEF from time to time preliminary drafts of the launch and initial operations insurance policy(ies) and each in- orbit insurance policy required by this Section 6.06, together with the provisional names of the companies issuing such policy(ies) and (if requested by AEF) of the reinsurance carriers thereof, and their respective shares of the insurance and (if requested by AEF) reinsurance. Such drafts and information shall be furnished not later than the Conversion Request Date, in the case of the launch and initial operations insurance policy(ies) and, not less than six (6) months prior to the date that such insurance policy is required to be in effect, in the case of in-orbit insurance policies. The Customer shall furnish to AEF purportedly final copies of each such insurance policy not later than L minus (-) ninety (90) days, in the case of the launch and initial operations insurance policy(ies), and not less than three (3) months prior to the date it is required to be in effect, in the case of in-orbit insurance policies, and notice of all changes from such purported final copies promptly upon obtaining knowledge thereof.

         (e)      BROKER AND ADVISOR UNDERTAKINGS

                  (i) The Customer shall cause an internationally recognized insurance broker, approved by AEF, to deliver to AEF not later than the Conversion Request Date an undertaking by such insurance broker in favor of AEF and the Lenders, and satisfactory in form and substance to AEF, to the effect that such insurance broker (A) shall immediately notify each of AEF and the Lenders prior to Launch if any changes are made to the launch and initial operations insurance policy(ies) from the copy(ies) thereof furnished under Section 6.06(d) and (B) shall on the day after Launch confirm in writing to each of AEF and the Lenders that no changes were made to such insurance policy(ies) from such copy through and including the time of Launch.

                  (ii) The Customer shall deliver to AEF on the Conversion Request Date (in the case of the launch and initial operations policy(ies)) or three (3) months before the expiration of the launch and initial operations insurance or any subsequent in-orbit insurance operations (in the case of in-orbit insurance policies) a certificate addressed to AEF and the Lenders of such broker or (in the case of clause (D) below) an internationally recognized insurance adviser appointed by AEF (A) confirming that the insurance policy(ies) in respect of such insurance are in full force and effect and shall incept at the time of Launch (in the case of the launch and initial operations policy(ies)) or the moment the launch and initial operations insurance policy or the in-orbit insurance policy then in effect (in the case of in-orbit insurance policies) is due to expire, (B) confirming the names of the companies issuing such policy(ies) and (if requested by AEF) the reinsurance carriers thereof, and their respective shares of the insurance and (if requested by AEF) reinsurance, (C) confirming the amounts and expiration dates of such policy(ies) and that the premium for such


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



                           policy(ies) shall be payable by the Customer in full no later than L minus (-) fifteen (15) days (in the case of the launch and initial operations policy(ies)) or no later than thirty (30) days before attachment of risk (in the case of in-orbit insurance policies) and (D) stating that in the opinion of such broker or advisor, as the case may be, after due investigation, such policy(ies) (x) comply in all material respects with the requirements of this Section 6.06 and (y) are comparable in all material respects with insurance carried by prudent and responsible owners and operators of similar properties.

         (f) CLAIMS UNDER LAUNCH AND INITIAL OPERATIONS POLICIES AND UNDER IN-ORBIT POLICIES. The Customer shall promptly and simultaneously notify AEF and the Customer's insurance broker in writing of any loss covered by any insurance referred to in Section 6.06(b)(i) or (ii) and, upon obtaining knowledge thereof, of any potential Event of Loss and shall file a proof of loss with respect thereto with the insurers (with copies thereof sent simultaneously to AEF) as early as possible within the period allowed therefor in the related insurance policy (and in any event not later than the last date on which such proof of loss may be filed).

         (g) FINAL POLICIES. Promptly upon receipt thereof, the Customer shall deliver to AEF a duplicate, certified by an internationally recognized insurance broker approved by AEF, of each policy of insurance required to be in effect hereunder.

         (h) CURE. In the event the Customer fails to take out or maintain, or fails to cause to be taken out or maintained, the full insurance coverage required by this Section 6.06, AEF or any Lender, as the case may be, upon thirty (30) days prior notice (unless the aforementioned insurance would lapse within such period, in which event notice shall be given as soon as reasonably possible) to the Customer of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced therefor by AEF or a Lender, as the case may be, shall be immediately reimbursed by the Customer to AEF or such Lender, as the case may be, and the Customer shall forthwith pay such amounts to AEF or such Lender, as the case may be, together with interest thereon at the Default Rate from the date so advanced.

         (i) COMMUNICATIONS. The Customer shall promptly furnish to AEF (copies of which AEF may furnish to any Lender) copies of all material communications between the Customer and any of its insurers or insurance broker concerning the launch and initial operations and the in-orbit insurance policies required by this Section 6.06, including, without limitation, all "letters of health" in respect of the Satellite.

1.067 PAYMENT OF OBLIGATIONS. The Customer shall, and shall cause each other Relevant Company to, pay and discharge as the same shall become due and payable, all their


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



         respective obligations and liabilities including: (a) all tax liabilities, assessments and governmental charges or levies upon it or its income or profits, or on any of its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves are being maintained by the Customer or such other Relevant Company, as the case may be, in accordance with Generally Accepted Accounting Principles in respect thereof, (b) all lawful claims which, if unpaid, might by law become a Lien upon its property unless the same are being contested in good faith by appropriate proceedings and adequate reserves are being maintained by the Customer or such other Relevant Company, as the case may be, in accordance with Generally Accepted Accounting Principles in respect thereof, and (c) all Indebtedness of the Customer or such other Relevant Company, as the case may be, as and when due and payable but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

1.068 COMPLIANCE WITH LAWS. The Customer shall comply, and shall cause each of its Subsidiaries and Affiliates party to any Satellite Contracts or Loan Documents to comply, in all material respects with all Requirements of Law applicable to it of any Governmental Authority having jurisdiction over it or its business (including, without limitation, laws and regulations relating to employment retirement income security), except such as may be contested in good faith or as to which a bona fide dispute may exist.

1.069 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Customer shall maintain proper books of record and account, in which full, true and correct entries in conformity with Generally Accepted Accounting Principles consistently applied shall be made of all financial transactions and matters involving the assets and business of the Customer and any consolidated Subsidiaries. The Customer shall, following the Conversion Request Date, permit representatives of AEF and its authorized agents to visit and inspect any of their respective properties, to examine their respective organizational, financial and operating records and make copies thereof or abstracts therefrom, to discuss their respective affairs, finances and accounts with their respective directors, officers and employees, and to inspect and observe (subject to, and in accordance with, the Satellite Purchase Agreement) the construction of the Project, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Customer, PROVIDED that when an Event of Default exists AEF and its authorized agents may visit and inspect at the expense of the Customer such properties at any time during normal business hours and without advance notice.

6.10     ENVIRONMENTAL LAWS

         (a) The Customer shall, and shall cause each other Relevant Company (if any) to, upon and after the Conversion Commitment Date, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, obtain and maintain in full force and effect all Environmental Permits for so long as is necessary for the operation of the Project and comply with all terms and conditions of such Environmental Permits.


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



         (b) Upon written request of AEF upon and after the Conversion Commitment Date, the Customer shall submit and cause each of its Subsidiaries to submit, to AEF, at the Customer's sole cost and expense at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or prior report required pursuant to this Section
                  6.10 and any other environmental, health or safety compliance obligation, remedial obligation or liability, that could, individually or in the aggregate, result in liability in excess of (i) if the Customer shall have been determined to be a Category 1A Customer or a Category 1B Customer five million Dollars ($5,000,000) (or its equivalent in another currency or other currencies) or more or (ii) if the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer the amount of damages claimed is two million five hundred thousand Dollars ($2,500,000) (or its equivalent in another currency or other currencies) or more.

6.11     USE OF PROCEEDS

         (a) The Customer shall use the proceeds of the Tranche A Loans to fund scheduled, pre-launch progress payments due and payable under the Launch Services Agreement (other than the initial down payment referred to in Section 4.01(c)) and Finance Costs due hereunder as specified in the applicable Notice of Drawdown.

         (b) The Customer shall use the proceeds of the Tranche B Loan solely to refund the Tranche A Outstandings (including Tranche A Loans the proceeds of which have been applied to the payment of Finance Costs) on the Conversion Date, together with any ECA Guaranty Fees payable in respect of the Tranche B Loan.

         (c) None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

6.12 PROJECT MAINTENANCE. The Customer shall maintain and preserve the Project and all of its other properties necessary or useful in the proper conduct of its business in relation to the Project in good working order and condition and shall maintain, preserve and operate the Project in accordance with generally accepted practices for similar projects.

6.13 TELECOMMUNICATIONS APPROVALS. The Customer shall furnish to AEF, on the In-Orbit Commissioning Date, a certificate of a Responsible Officer of the Customer to the effect that all international, national and local (if any) Telecommunications Approvals that are necessary or, in the reasonable opinion of AEF, desirable for the maintenance and operation of the Satellite and the TTC&M Facilities and the Project


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



         in general have been obtained and are in full force and effect and unrestricted and unconditional, together with certified copies of all such approvals.

6.14 GOVERNMENT APPROVALS. The Customer shall maintain in full force and effect all Telecommunications Approvals, and all amendments thereto, and shall maintain (or cause to be maintained) in full force and effect all other Government Approvals that are necessary under applicable laws and regulations in connection with (a) the due execution, delivery and performance by the Customer, or any Affiliate thereof of its obligations, and the exercise from time to time of its rights, under the Loan Documents, the Satellite Contracts and any other material Contract entered into from time to time relating to the Project then in effect, (b) the construction of the Satellite, the TTC&M Facilities and related equipment, (c) the Launch of the Satellite and (d) the operation and maintenance of the Satellite, the TTC&M Facilities and related equipment. No such Government Approval shall be subject to any restriction, condition, limitation or other provision that could reasonably be expected to have a Material Adverse Effect.

6.15 RATE CONTRACTS. If the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, the Customer shall obtain and maintain in full force and effect from a date not later than the Conversion Date one or more Rate Contracts with one or more counterparties acceptable to AEF which effectively enable the Customer (in a manner reasonably satisfactory to AEF (with due consideration to cost, availability and duration of such Rate Contracts), taking into account the currency of denomination of all Qualified Lease Agreements) to protect itself against fluctuations in interest rates and foreign exchange rates relating to Loans hereunder and the Project Financing.

6.16 OPERATIONAL CONTROL AND RE-EXPORT. The Customer shall, at the request of AEF or the Security Agent, promptly deliver to AEF or the Security Agent (whichever has made the request):

         (a) all access codes and command codes to the Satellite, subject to having obtained any requisite Government Approvals for such delivery, necessary to facilitate access to, and the command, control and operation of, the Satellite, and to activate the transponders thereon;

         (b) evidence in writing that the Satellite Manufacturer and, if applicable, the Lessees have undertaken to

                  (i) deliver immediately to AEF or the Security Agent (as the case may be), upon notification by AEF or the Security Agent that an Event of Default has occurred and is continuing, all access codes and command codes to the Satellite, subject to having obtained any requisite Government Approvals for such delivery, necessary to facilitate access to, and the command, control and operation of, the Satellite, and to activate the transponders thereon;



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



             (ii) take all steps necessary, upon notification by AEF or the
                  Security Agent that an Event of Default has occurred and is continuing, to obtain the Government Approvals required to effect any transfer of operational control over the Satellite and related technical data (including any license approving the export or re-export of the Satellite to any Person as designated by AEF or the Security Agent); and

            (iii) deliver to AEF and the Security Agent written evidence of the issuance of the Government Approvals once such Government Approvals have been obtained.

         The Customer hereby agrees, and shall cause the Satellite Manufacturer (and, if applicable, the Lessees and other lessees of transponders on the Satellite) to agree, not to change any access codes or command codes to the Satellite, at any time that a Default or Event of Default exists without promptly furnishing to AEF and the Security Agent the new access codes and command codes, once such access codes or command codes have been delivered to AEF or the Security Agent pursuant to this Section 6.16.

6.17 PERFORMANCE OF LOAN DOCUMENTS. The Customer shall perform and observe all of its covenants and agreements contained in the Loan Documents to which it is a party, shall maintain each of the Loan Documents in full force and effect and shall take all reasonable action to prevent the termination of any such Loan Document in accordance with the terms thereof (other than by reason of the stated expiration thereof or default by any other party thereto) or otherwise and to enforce each covenant or obligation of such Loan Document in accordance with its terms (unless the failure to enforce any such covenant or obligation, in the reasonable opinion of AEF, could not reasonably be expected to have a Material Adverse Effect) and shall take all such action to that end as from time to time may be reasonably requested by AEF.

6.18 PERFORMANCE OF SATELLITE CONTRACTS. The Customer shall, or if the Customer is not the SPA Party, the LSA Party or the TTC&M Party, the Customer shall cause the SPA Party, the LSA Party and the TTC&M Party to: (a) cause the Project to be duly constructed and completed in accordance with the Satellite Contracts to which it is a party, (b) on and after the Conversion Commitment Date, perform and observe all of its covenants and agreements contained in the Satellite Contracts to which it is a party, (c) maintain each of the Satellite Contracts to which it is a party in full force and effect and take all reasonable action to prevent the termination of any such Satellite Contract in accordance with the terms thereof (other than by reason of the stated expiration thereof or default by any other party thereto) or otherwise and (d) to enforce each covenant or obligation of such Satellite Contract to which it is a party in accordance with its terms (unless the failure to enforce any such covenant or obligation, in the reasonable opinion of AEF, could not reasonably be expected to have a Material Adverse Effect) and shall take all such action to that end as from time to time on and after the Conversion Commitment Date may be reasonably requested by AEF.



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6.19     PERFORMANCE OF QUALIFIED LEASE AGREEMENTS.  The Customer shall (a) on and after the Conversion Commitment Date, perform and observe all of its covenants and agreements contained in the Qualified Lease Agreements to which it is party; and (b) enforce each covenant or obligation of such Qualified Lease Agreement to which it is a party in accordance with its terms (unless the failure to enforce any such covenant or obligation, in the reasonable opinion of AEF, could not reasonably be expected to have a Material Adverse Effect) and shall take all such action to that end as from time to time on and after the Conversion Commitment Date may be reasonably requested by AEF.

6.20 ORBITAL POSITION. The Satellite shall be maintained in the orbital position assigned to it by the Telecommunications Authority pursuant to the relevant Telecommunications Approval at one hundred and ten degrees West Longitude (110(degree) W.L.).

6.21 EXPORT LICENSE. The Customer shall cause, or if the Customer is not the SPA Party the Customer shall cause the SPA Party to cause, the Satellite Manufacturer to maintain in full force and effect all Export Licenses, if required by applicable law, in accordance with the terms of the Satellite Purchase Agreement.

6.22 IN-ORBIT COMMISSIONING. The Customer shall deliver to AEF the certificate referred to in the definition of "In-Orbit Commissioning Date" promptly upon completion of the initial in-orbit tests on the Satellite in accordance with the Satellite Contract and entry of the Satellite into commercial service.

6.23 SATELLITE OPERATIONAL REPORTS. The Customer shall provide or shall cause the provider of tracking, telemetry, control and monitoring of the Satellite to provide to AEF no less than annually, commencing twelve (12) months after the date of Launch, and, in addition, at any time upon the reasonable request of AEF, a certificate of a Responsible Officer with regard to the operational status of the Satellite, including such information as the projected solar array life based on the total Satellite power requirements, projected battery life based on total Satellite power requirements, projected Satellite life, information concerning whether any transponder spares or preemptible transponders on the Satellite have been employed and such other information pertinent to the operation of the Satellite and the transponders thereon as AEF may reasonably request.

6.24 TRANSPONDER LEASE AGREEMENTS. Except to the extent that the Customer is required hereunder to enter into Qualified Lease Agreements, the Customer may enter into any other agreement for the lease of, or provision of communications services on, transponders or capacity on the Satellite, PROVIDED that each such agreement (a) does not contain provisions in the nature of indemnities or other provisions for the payment by the Customer of termination fees, costs or damages (except for customary credits or refunds for failure to provide services according to minimum performance specifications not in excess of lease or use payments received under such contracts), (b) except for those agreements excluded from the definition of "Transponder Lease Agreements", includes an express acknowledgment by the lessee that any rights of quiet enjoyment and any other rights of the lessee shall be in all respects subject and subordinate to the rights of the Security Agent in the Collateral on terms and conditions satisfactory to the Security Agent and (c) requires performance by the Customer that could not reasonably be expected to have a Material Adverse Effect, and PROVIDED FURTHER that the Customer shall not amend, supplement or modify any such agreement if the result would be to contravene the provisions of clause (a), (b) or (c) above.

6.25     FURTHER ASSURANCES

         (a) The Customer shall ensure that all written information, exhibits and reports furnished to AEF do not and will not contain any untrue statement by the Customer or any Affiliate thereof of a material fact and do not and will not omit, on the part of the Customer or any such Affiliate, to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to AEF and correct any defect or error that may be discovered therein or in any of the Loan Documents or any of the Satellite Contracts or in the execution, acknowledgment or recordation thereof.

         (b) The Customer shall as of and at all times after the Conversion Date take or cause to be taken all action required or desirable to maintain and preserve the Liens of the Collateral Documents and the perfection and priority thereof required by the terms of this Agreement.

         (c) Promptly upon written request by AEF, the Customer shall (and shall cause each of its Subsidiaries to and use its reasonable efforts to cause the LSA Party, the SPA Party, the TTC&M Party or any Affiliate of any thereof to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, legal opinions, consents, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as AEF may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to AEF the rights granted or now or hereafter intended to be granted to AEF under any Loan Document or under any other instrument executed in connection therewith.

6.26     PRIORITIES

         (a) The Customer hereby agrees that (i) all Indebtedness owing by it to any of its Affiliates shall be Subordinated Indebtedness, (ii) all amounts in respect of


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                  Indebtedness owing by it to any of its Affiliates shall be paid only out of Unrestricted Excess Cash Flow not theretofore used for any other purpose permitted by any of this Section 6.26 or Section 7.07, 7.14, 7.15, 11.05 or 13.04
                  and (iii) if a Default or Event of Default has occurred and is continuing, any amounts whatsoever due and owing by the Customer to any Affiliate shall be paid only out of Unrestricted Excess Cash Flow not theretofore used for any other purpose permitted by any of this Section 6.26 or
                  Section 7.07, 7.14, 7.15, 11.05 or 13.04.

         (b) If the Customer has been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, it shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payment at any time if a Default or Event of Default then exists or would immediately result therefrom.


                         SECTION 7.  NEGATIVE COVENANTS

The Customer hereby covenants and agrees as follows, from and after the date hereof and so long as AEF shall have any Commitment hereunder or any Loan or other amount payable hereunder shall remain unpaid, unless AEF waives compliance in writing:

1.071 LIMITATION ON LIENS. The Customer shall not, from and after the date of execution of any Collateral Document, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of the Collateral, whether now owned or hereafter acquired, or offer or agree to do so, other than the following ("PERMITTED LIENS"):

         (a) any Lien in favor of AEF or the Security Agent created under any Collateral Document, PROVIDED that, to the extent that the Security Agent is acting on behalf of the Project Agent or the Project Lenders, on and after the Conversion Date, such Liens equally and ratably secure the obligations described under the Collateral Documents on a pari passu basis in accordance with the terms of the Intercreditor Agreement;

         (b) Liens for taxes, fees, assessments or other governmental charges that are not delinquent or remain payable without penalty, or to the extent that non- payment thereof is permitted by Section 6.07, PROVIDED that no Notice of Lien has been filed or recorded;

         (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business that are not delinquent or remain payable without penalty;

         (d) Liens on the property of the Customer incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;



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         (e)      Liens on the property of the Customer securing (i) the
                  performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) obligations on surety and appeal bonds and (iii) other obligations of a like nature, provided all such Liens and obligations referred to in the foregoing clauses (i), (ii) and (iii) are incurred in the ordinary course of business and, in the aggregate, could not reasonably be expected to cause a Material Adverse Effect; and

         (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Customer.

1.072 DISPOSITION OF COLLATERAL. The Customer shall not, from and after the date that any Collateral Document is executed, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Collateral or enter into any agreement to do any of the foregoing except that (i) the Customer may sell, transfer or otherwise dispose of Collateral having an aggregate fair market value not exceeding one million Dollars ($1,000,000) in any of its fiscal years and (ii) so long as the Customer has paid or prepaid in full the principal of and interest on the Loans and all other amounts owing by it under the Loan Documents, or has paid or prepaid in part such principal and interest with respect to that portion of the Satellite that has suffered a Partial Failure it may transfer that portion of the Collateral for which such payment or prepayment has been made to insurers pursuant to their salvage rights and may authorize AE to negotiate such transfer pursuant to the Launch Services Agreement.

1.073 DISPOSITION OF ASSETS OTHER THAN COLLATERAL. If the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, the Customer shall not, and shall not permit any other member of the Customer Group to, from and after the Conversion Commitment Date, directly or indirectly, sell, assign, lease (as lessor), convey, transfer or otherwise dispose of (whether in one or a series of transactions) its assets, business or property (other than Collateral) (including (x) accounts and notes receivable (with or without recourse) and (y) equipment sale and leaseback transactions but excluding (i) any sale, assignment, transfer, exchanges or other disposition of any inventory sold or disposed of in the ordinary course of business and on ordinary business terms, (ii) the trade-in or other disposition of machinery or equipment in connection with the acquisition of other similar machinery or equipment and (iii) the sale or other disposition of obsolete, worn-out or other non-productive properties having a value not exceeding one million five hundred thousand Dollars ($1,500,000) in the aggregate in any fiscal year of the Customer) or enter into any agreement to do any of the foregoing except with respect to sales, transfers or other dispositions of assets in the ordinary course of business or pursuant to bona fide sale and leaseback (and substantially similar) financings ("PERMITTED DISPOSITIONS") that (A) do not exceed in the aggregate two percent (2%) of the total assets of the Customer Group in any fiscal year, (B) together with all such


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         prior Permitted Dispositions, do not exceed in the aggregate five percent (5%) of the total assets of the Customer Group at the time of such action or (C) with respect to any Permitted Dispositions other than sale and leaseback transactions, do not have a fair market value in excess of one million Dollars ($1,000,000) per item; PROVIDED that, in each case, immediately after giving effect to any such Permitted Disposition, no Default or Event of Default would exist.

1.074 TRANSACTIONS WITH AFFILIATES. The Customer shall not transfer, sell, assign or otherwise dispose of, directly or indirectly, any assets to any Affiliate of the Customer or of any Subsidiary or enter into any loan, guarantee or other transaction, directly or indirectly, with any Affiliate of the Customer or of any Subsidiary except as contemplated by this Agreement or in the ordinary course of business and pursuant to the reasonable requirements of the business of the Customer and upon fair and reasonable terms no less favorable to the Customer than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Customer.

1.075 NOTICE OF INDEBTEDNESS. If the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, the Customer shall not, on or after the Conversion Commitment Date, create, incur, assume, purchase, repurchase, guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness if, as a result thereof the aggregate principal amount of its Indebtedness increases by ten million Dollars ($10,000,000) or more, unless the Customer shall have provided to AEF (a) a certificate of a Responsible Officer of the Customer stating that no Default or Event of Default shall occur immediately as a result of the incurrence of such Indebtedness and (b) if requested by AEF, a certificate of such Responsible Officer with calculations in reasonable detail, and such other evidence as AEF may request, demonstrating that no Default or Event of Default shall occur immediately as a result of the incurrence of such Indebtedness.

1.076 LEASE OBLIGATIONS. If the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, the Customer shall not create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease under which the Customer is the lessee, except for:

         (a) leases in existence on the Closing Date and any renewal, extension or refinancing thereof;

         (b) any leases entered into in the ordinary course of business of the Customer in furtherance of the Project; and

         (c) in the case that the Customer shall have been determined to be a Category 2 Customer, leases to finance the acquisition of fixed assets, PROVIDED that the aggregate annual rental payments for all such leases shall not exceed four million Dollars ($4,000,000) (or its equivalent in another currency or other currencies).



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1.077    CAPITAL EXPENDITURES.  If the Customer shall have been determined to be a Category 1C Customer, Category 2 Customer or a Category 3 Customer, the Customer shall not purchase any assets other than the purchase of (a) fixed assets and capital equipment that are expressly contemplated by and budgeted for under the Business Plan of the Customer then in effect in the case of a Category 2 Customer or a Category 3 Customer or the Capex Budget, if any, then in effect in the case of a Category 1C Customer, (b) Permitted Investments and (c) assets other than those permitted under clauses (a) and (b) of this
         Section 7.07 in an aggregate amount not to exceed (i) fifteen million Dollars ($15,000,000) per annum (or its equivalent in another currency or other currencies) in the case that the Customer shall have been determined to be a Category 1C Customer or ten million Dollars ($10,000,000) per annum (or its equivalent in another currency or other currencies) in the case that the Customer shall have been determined to be a Category 2 Customer or seven million five hundred thousand Dollars ($7,500,000) per annum (or its equivalent in another currency or other currencies) in the case that the Customer shall have been determined to be a Category 3 Customer PLUS (ii) Unrestricted Excess Cash Flow not theretofore used for any other purpose permitted by any of this Section 7.07 or Section 6.26, 7.14, 7.15, 11.05 or 13.04.

1.078 CHANGE IN STRUCTURE; CONSOLIDATIONS AND MERGERS. The Customer shall not, (a) make any changes in its capital structure (including, without limitation, in the terms of its outstanding stock or other equity interests), and shall not permit any change in the composition of its ownership, and shall not amend its certificate of incorporation, memorandum and articles of association or other organizational documents if, as a result, there could reasonably be expected to occur a Material Adverse Effect or (b) directly or indirectly, merge or consolidate with any other Person, or enter into any agreement to so merge or consolidate, except, if the Customer has been determined to be a Category 1 Customer, with respect to the following, so long as if immediately after giving effect thereto no Default or Event of Default would exist:

         (i) any Subsidiary of the Customer may merge, consolidate or combine with or into, or transfer assets to the Customer, PROVIDED that the Customer shall be the continuing or surviving organization;

         (ii) the Customer may merge, consolidate or combine with another entity if the Customer is the organization surviving the merger; and

         (iii) the Customer may merge, consolidate or combine with or into, or transfer all or substantially all of its assets to, another entity that, in the determination of AEF, has an equivalent or better credit standing than the Customer, PROVIDED that such other entity fully assumes all obligations of the Customer hereunder and under the other Loan Documents and the Satellite Contracts to which the Customer is a party and agrees to fully comply with all covenants and obligations of the customer hereunder and thereunder, to the satisfaction of AEF.

1.079 ACCOUNTING CHANGES. The Customer shall not make any significant change in accounting treatment and reporting practices, except as permitted by Generally


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



         Accepted Accounting Principles, PROVIDED that the Customer shall notify AEF of any such change in accounting treatment or reporting practices pursuant to the terms of Section 6.03, and upon receipt of such notice AEF may, in its discretion, but shall not be obligated to, require the Customer to deliver the financial statements required to be delivered pursuant to Section 6.01 calculated in accordance with Generally Accepted Accounting Principles in effect before such change. The Customer shall, at the time that it is required to deliver to AEF any information relevant to the calculation of any amount hereunder to be determined in accordance with Specified GAAP, notify AEF of any change in Generally Accepted Accounting Principles after the date hereof that is relevant to such calculation, and upon receipt of such notice AEF may, in its discretion, but shall not be obligated to, require the recalculation of the covenants contained herein and the tests to be applied pursuant to the Annexes hereto.

7.10 BUSINESS. The Customer shall not engage in any activities contrary to applicable laws or regulations and, if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer, or any other Customer that has formed a special purpose vehicle pursuant to Section 9.04, the Customer shall not engage in any business other than a business described in its Business Plan.

7.11 MILITARY ACTIVITIES. The Customer shall ensure that the use and operation of the Satellite are not substantially for or on behalf of any governmental, inter-governmental or non-governmental defense or military agency or substantially for non-commercial communications in support of the operations or activities of the military, national security or armed forces of any country or any inter-governmental or non-governmental entity.

7.12     LOAN DOCUMENTS

         The Customer shall not (i) cancel or terminate any of the Loan Documents to which it is a party or consent to or accept any cancellation or termination thereof (for convenience, default or otherwise), (ii) sell, assign or otherwise transfer or dispose of (by operation of law or otherwise) any part of its interest in any of the Loan Documents or consent (or agree to consent) to any Person party to the Loan Documents selling, assigning or otherwise transferring or disposing of any part of its interest in any of the Loan Documents,
         (iii) petition, request or take any other legal or administrative action that seeks or may reasonably be expected to rescind, terminate or suspend any of the Loan Documents or amend or modify any of the Loan Documents or (iv) amend, supplement or modify any of the Loan Documents.

7.13     SATELLITE CONTRACTS; QUALIFIED LEASE AGREEMENTS

         (a) The Customer shall not, on or after the Conversion Commitment Date, (i) cancel or terminate any of the Satellite Contracts to which it is a party or consent to or accept any cancellation or termination thereof (for convenience, default or otherwise), (ii) sell, assign or otherwise transfer or dispose of (by operation of law or otherwise) any part of its interest in any of the Satellite


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



                  Contracts or consent (or agree to consent) to any Person party to the Satellite Contracts to sell, assign or otherwise transfer or dispose of any part of its interest in any of the Satellite Contracts, (iii) waive any default under or breach of any of the Satellite Contracts or waive, fail to enforce, forgive or release any right, interest or entitlement, howsoever arising, under or in respect of any of the Satellite Contracts or exercise any election thereunder, (iv) petition, request or take any other legal or administrative action that seeks to or may reasonably be expected to rescind, terminate or suspend any of the Satellite Contracts or amend or modify any of the Satellite Contracts, (v) amend, supplement or modify the Satellite Purchase Agreement if the result would be to affect adversely the guarantees or warranties thereunder or otherwise to cause a Material Adverse Effect or enter into any change order if the cost of such change order exceeds five percent (5%) of the purchase price of the Satellite, PROVIDED that such change order shall not adversely affect the in-orbit performance of the Satellite or performance warranties under the Satellite Purchase Agreement and such change order could not reasonably be expected to cause a Material Adverse Effect, or (vi) amend, supplement or modify the Launch Services Agreement or the TTC&M Contract if the result would be to adversely affect the guarantees or warranties thereunder or otherwise to cause a Material Adverse Effect.

         (b) The Customer shall not, on or after the Conversion Commitment Date, (i) cancel or terminate, or exercise any preemption under, any of the Qualified Lease Agreements to which it is a party or consent to or accept any cancellation or termination thereof (for convenience, default or otherwise), (ii) sell, assign or otherwise transfer or dispose of (by operation of law or otherwise) any part of its interest in any of the Qualified Lease Agreements or consent (or agree to consent) to any Persons party to the Qualified Lease Agreements to sell, assign or otherwise transfer or dispose of any part of its interest in any of the Qualified Lease Agreements, (iii) waive any default under or breach of any of the Qualified Lease Agreements or waive, fail to enforce, forgive or release any right, interest or entitlement, howsoever arising, under or in respect of any of the Qualified Lease Agreements or exercise any election thereunder, (iv) petition, request or take any other legal or administrative action that seeks to or may reasonably be expected to rescind, terminate or suspend any of the Qualified Lease Agreements or amend or modify any of the Qualified Lease Agreements, or (v) amend, supplement or modify the Qualified Lease Agreements if the result would be to cause a Material Adverse Effect; provided that the Customer may take any action described in this Section 7.13(b) with respect to any Qualified Lease Agreement on any date if, after excluding such Qualified Lease Agreement from the relevant calculations, the Customer would satisfy the conditions and covenants set forth in Sections 11.04 and 11.06 (if the Customer shall have been determined to be a Category 1C Customer) or Sections 12.01(b)(xii), 12.02 and 12.04(b) (if the Customer shall have been determined to be a Category 2 Customer) on such date on a pro forma basis (and, after taking any


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                  such action, such Qualified Lease Agreement shall cease to be a Qualified Lease Agreement for all purposes hereof).

7.14 LOANS, DEPOSITS AND INVESTMENTS. If the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer, the Customer shall not, directly or indirectly, purchase or acquire, or make any commitment for, any capital stock, equity interest, obligations or other securities of or any interest in, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person ("INVESTMENTS") except for the following ("PERMITTED INVESTMENTS"): (a) investments in Cash Equivalents; (b) extensions of credit for a period not exceeding ninety (90) days in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business, (c) if no Default or Event of Default exists or would result therefrom, (i) loans or extensions of credit to Affiliates of the Customer, which shall not exceed two million five hundred thousand Dollars ($2,500,000) (or its equivalent in another currency or other currencies) in an aggregate principal amount at any one time outstanding, (ii) loans or extensions of credit to key management employees of the Customer; which shall not exceed one million two hundred and fifty thousand Dollars ($1,250,000) (or its equivalent in another currency or other currencies) in an aggregate principal amount at any one time outstanding and (iii) if the Customer shall have been determined to be a Category 1C Customer, Investments made out of Unrestricted Excess Cash Flow not theretofore used for any other purpose permitted by any of this Section 7.14 or
         Section 6.26, 7.07, 7.15 or 11.05.

7.15 SUBORDINATED INDEBTEDNESS. Neither the Customer nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (a) regularly scheduled payments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness,
         (b) if the Customer shall have been determined to be a Category 1 Customer, voluntary payments and prepayments of principal of, or interest on, such Subordinated Indebtedness, PROVIDED that if the Customer shall have been determined to be a Category 1C Customer, any such voluntary payment or prepayment shall be paid only out of Unrestricted Excess Cash Flow not theretofore used for any other purpose permitted by any of this Section 7.15 or Section 6.26, 7.07, 7.14, 11.05 or 13.04. The Customer shall not amend, supplement or modify any instrument or agreement evidencing or governing any Subordinated Indebtedness.


                         SECTION 8.  EVENTS OF DEFAULT

1.081 EVENTS OF DEFAULT. Any of the following events shall constitute an "EVENT OF DEFAULT":


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         (a)      NON-PAYMENT.  (i)  The Customer fails to pay any principal of or interest on any Loan within three (3) Business Days of the date when due, (ii) the Customer fails to pay any fees or any other amount payable by it to AEF hereunder, other than pursuant to Section 2.05(b), or pursuant to any other Loan Document within five (5) Business Days of the date when due or (iii) the Customer fails to pay any amount payable by it to AEF pursuant to Section 2.05(b) hereunder on the date when due; or

         (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Customer in this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made, PROVIDED that, except in the case of the representations or warranties contained in Sections 5.04, 5.06, 5.15 and 5.16 of this Agreement, if susceptible of cure within such period and the Customer is diligently proceeding with such cure, the fact, circumstance or condition giving rise to such incorrect representation or warranty is not cured within thirty (30) days after the Customer has knowledge that such representation or warranty was incorrect; or

         (c) COVENANTS. (i) The Customer fails to perform any covenant contained in this Agreement required to be performed by it, PROVIDED that, except for the covenants contained in ANNEXES 1, 2 AND 3, as applicable, and any of Sections 6.03(a), 6.04(a), 7.01 (if and to the extent resulting from any voluntary action or inaction by the Customer), 7.02, 7.06, 7.07, 7.08, 7.11, 7.12, 7.13 and 7.15, such failure shall continue unremedied for a period of thirty (30) or more days after the Customer has knowledge of such failure and such covenant is capable of being cured within such period and the Customer is diligently proceeding with such cure; or

         (d) CROSS-ACCELERATION. If the Customer shall have been determined to be a Category 1A Customer, the maturity of any Indebtedness under any of the Project Financing Agreements, or any other Indebtedness or Contingent Obligation having an aggregate principal amount of more than thirty million Dollars ($30,000,000) (or its equivalent in another currency or other currencies) of a Relevant Company shall have been accelerated, in whole or in part, or shall have been required to be prepaid prior to the stated maturity thereof (other than pursuant to a regularly scheduled prepayment or a redemption or a mandatory prepayment provision that is not comparable in effect to an acceleration resulting from an event of default), in accordance with the provisions of any agreement evidencing, providing for the creation of or concerning the same, PROVIDED, subject to the further proviso set forth herein, that this Section 8.01(d) shall not apply to Indebtedness of any Relevant Company to AEF under any other customer loan agreement if the Customer, pursuant to the terms and conditions of such Indebtedness, shall have been determined to be in any other Customer Category than that applicable to the Customer pursuant to the terms of this Agreement, and PROVIDED FURTHER that if the Customer shall have been determined to be a Category 1A Customer and (x) certifies to AEF, attaching certified copies of all relevant documentation,


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



                  that it is not subject to cross-acceleration provisions in any Comparable Financing Transaction to which it is party, this Section 8.01(d) shall not apply to any Relevant Company or (y) certifies to AEF, attaching certified copies of relevant provisions, that pursuant to any Comparable Financing Transaction to which it is party the Customer is subject to cross-acceleration provisions not substantially similar to this Section 8.01(d), such other cross-acceleration provisions shall be deemed to be set forth in this Agreement in the place of this Section 8.01(d); or

         (e)      CROSS-DEFAULT.

                  (i) If the Customer shall have been determined to be in any Customer Category other than a Category 1A Customer and (A) any Relevant Company fails to make any payment in respect of the Project Financing Agreements, or any of its other Indebtedness or Contingent Obligations having an aggregate principal amount of more than:

                           (1) fifteen million Dollars ($15,000,000) (or its equivalent in another currency or other currencies) if the Customer shall have been determined to be a Category 1B Customer; or

                           (2) five million Dollars ($5,000,000) (or its equivalent in another currency or other currencies) if the Customer shall have been determined to be a Category 1C Customer, Category 2 Customer or a Category 3 Customer;

                           when such principal amount is due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and, if the Customer shall have been determined to be a Category 1B Customer or a Category 1C Customer, such failure continues after the giving of any notice and/or the lapse of any applicable grace or notice period, if any, specified in the agreement relating thereto or
                           (B) any Relevant Company fails to perform or observe any other condition or covenant or any other event shall occur or condition exist under the Project Financing Agreements or any other agreement or instrument relating to any Indebtedness or Contingent Obligations having an aggregate principal amount of more than:

                           (1) fifteen million Dollars ($15,000,000) (or its equivalent in another currency or other currencies) if the Customer shall have been determined to be a Category 1B Customer; or

                           (2) five million Dollars ($5,000,000) (or its equivalent in another currency or other currencies) if the Customer shall have been determined to be a Category 1C Customer, a Category 2 Customer or a Category 3 Customer;

                           if (x) the effect of such event or condition is to cause such Indebtedness to be declared due and payable, or to permit the holder or holders of


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



                           such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to declare such Indebtedness to be due and payable, prior to its stated maturity, or to cause such Contingent Obligations to become due and payable, and (y) if the Customer shall have been determined to be a Category 1B Customer or a Category 1C Customer, such event or condition continues after the giving of any notice and/or the lapse of any applicable grace or notice period, if any, specified in the agreement relating thereto, PROVIDED that this Section 8.01(e)(i) shall not apply to the Indebtedness of any Relevant Company (or any Affiliate thereof) under any other customer loan agreement entered into with AEF and PROVIDED FURTHER that (x) if the Customer shall have been determined to be a Category 1B Customer and (aa) is not subject to cross-default provisions in any Comparable Financing Transaction to which it is party as evidenced by a certificate of the Customer to that effect addressed to AEF, accompanied by certified copies of the relevant documentation, this
                           Section 8.01(e)(i) shall not apply to any Relevant Company or (bb) pursuant to any Comparable Financing Transaction to which it is party the Customer is subject to cross-default provisions not substantially similar to this Section 8.01(e)(i) as evidenced by a certificate of the Customer to that effect addressed to AEF and accompanied by certified copies of the relevant provisions, such other cross-default provisions shall be deemed to be set forth in this Agreement in the place of this Section 8.01(e)(i) and (y) if the Customer shall have been determined to be a Category 2 Customer or a Category 3 Customer and is subject to cross-default provisions in any Comparable Financing Transaction that are materially more restrictive than this
                           Section 8.01(e)(i), such other cross-default provisions shall be deemed to be set forth herein in the place of this Section 8.01(e)(i); or

                  (ii) If the Customer or an Affiliate thereof (A) fails to make any payment in respect of a loan of the Customer or such Affiliate under a customer loan agreement entered into with AEF, under which the Customer or such Affiliate has the same customer category as the Customer Category for the Customer hereunder, when such amount is due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and, if the Customer shall have been determined to be a Category 1B Customer or a Category 1C Customer, such failure continues after the giving of any required notice and the lapse of any applicable grace or notice period, if any, specified in such customer loan agreement or (B) fails to perform or observe any other condition or covenant or any other event shall occur or condition exist under any such customer loan agreement if (x) the effect of such event or condition is to cause such loan to be declared due and payable, or to permit the holder or holders of such loan or beneficiary or beneficiaries of such loan (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to declare such loan to be due and payable, prior to its stated maturity, and (y) if the Customer shall have been determined to be a Category 1B Customer or a Category 1C Customer, such event or condition continues after the giving of any required notice and the lapse of any applicable grace or notice period, if any, specified in such customer loan agreement; or

         (f) BANKRUPTCY OR INSOLVENCY. Any Relevant Company (i) becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise, (ii) voluntarily ceases to conduct its business in the ordinary course, (iii) commences any Insolvency Proceeding or files any petition or answer in any Insolvency Proceeding, (iv) acquiesces in the appointment of, or the taking of possession by, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or effects a plan or other arrangement with its creditors or (v) admits the material allegations of a petition filed against it in any Insolvency Proceeding; or

         (g) INVOLUNTARY PROCEEDINGS. Any involuntary Insolvency Proceeding is commenced or filed against any Relevant Company or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a substantial part of any Relevant Company assets and any such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within ninety (90) days after commencement, filing or levy; or

         (h) MONETARY JUDGMENTS. One or more final judgments, orders or decrees shall be entered against any Relevant Company involving in the aggregate a liability (not fully covered by insurance) more than an amount equal to the greater of (A)
                  (1) prior to the Conversion Commitment Date, twenty-five million Dollars ($25,000,000) (or its equivalent in another currency or other currencies) and (2) on and after the Conversion Commitment Date (aa) if the Customer shall have been determined to be a Category 1 Customer, twenty five million Dollars ($25,000,000), (bb) if the Customer shall have been determined to be a Category 2 Customer, fifteen million Dollars ($15,000,000) and (cc) if the Customer shall have been determined to be a Category 3 Customer, five million Dollars ($5,000,000) and (B) twenty percent (20%) of Consolidated Net Worth as at the date of the financial statements of the Customer most recently delivered hereunder at the time of determination, and the same shall remain unvacated, undischarged, unstayed or unbonded pending appeal for a period of forty-five (45) days after the entry thereof, PROVIDED that if the Customer shall have been determined to be a Category 1 Customer and (x) is not subject to judgment default provisions in any Comparable Financing Transaction to which it is party as evidenced by a certificate of the Customer to that effect addressed to AEF, accompanied by certified copies of the relevant documentation, this Section 8.01(h) shall not apply to any Relevant Company or (y) pursuant to any Comparable Financing Transaction to which it is party the Customer is subject to judgment default provisions not substantially similar to this Section 8.01(h) as evidenced by a certificate of the Customer to that effect addressed to AEF and accompanied by certified copies of the relevant provisions, such other judgment default provisions shall be deemed to be set forth in this Agreement in the place of this Section 8.01(h); or

         (i) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree shall be rendered against any Relevant Company that could reasonably be expected, in the sole opinion of AEF, to have a Material Adverse Effect, and enforcement proceedings shall have been commenced by any Person upon such judgment or order which shall remain unstayed for any period of forty-five (45) consecutive days or more; or

         (j)      COLLATERAL

                  (i) Any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Customer or any Affiliate thereof party thereto, if the effect thereof may materially deprive AEF or the Security Agent of the benefits of the Collateral taken as a whole, or the Customer shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                  (ii) Any Collateral Document shall for any reason (other than pursuant to, or contemplated by, the terms thereof) cease to create a valid Lien in any Collateral that is significant in value, relative value or fundamental to the operation of the Project purported to be covered thereby that is not replaced with other Collateral acceptable to AEF within five
                           (5) Business Days, or any such Lien that, pursuant to the terms hereof, is intended to constitute a perfected and first priority Lien in favor of AEF or the Security Agent, as the case may be, shall for any reason cease to be a perfected and first priority Lien; or

         (k) FAILURE TO OBTAIN, OR LOSS OF, APPROVALS. The Customer shall fail to obtain, renew, maintain or comply in any material respect with the Telecommunications Approvals or any other Government Approvals; or the Telecommunications Authority or any other Governmental Authority shall revoke, terminate, withdraw, suspend, modify, withhold or fail to renew any Telecommunications Approval or any other Government Approval; or any Telecommunications Approval or any other Government Approval shall for whatever reason cease to be in full force and effect; or the Customer shall for any reason lose any Telecommunications Approval or any other Government Approval; or the use of the satellite frequencies and the orbital position of the Satellite have not been coordinated and notified with the RCB (or are not in the process of coordination) in accordance with the requirements of this Agreement or there exist prior advance publications or requests for coordination or notification for systems that may cause harmful interference to, or receive harmful interference from, the Satellite, which is reasonably likely to prevent the Customer from fulfilling its then current Business Plan (if a Business Plan is required to be provided hereunder) in any material respect; or any Export License, if required by applicable law, is revoked, rescinded or terminated; or

         (l) LOAN DOCUMENTS INEFFECTIVE. Any provision of any of this Agreement, the Note, the Fee Letter, the Collateral Documents or the Intercreditor Agreement (if any) shall at any time for any reason cease to be valid and binding or in full force and effect or any party thereto (other than AEF, the Security Agent, the Lenders or the Project Lenders) shall, in good faith, so assert in writing; or any provision of any of such agreements shall, in good faith, be declared to be null and void, or the validity or enforceability thereof shall be contested by any party thereto (other than AEF, the Security Agent, the Lenders or the Project Lenders) or any Governmental Authority; or any party (other than AEF, the Security Agent, the Lenders or the Project Lenders) to any of such agreements shall deny that it has any further liability or obligation under any such Loan Document; or any party (other than AEF, the Security Agent, the Lenders or the Project Lenders) to any of such agreements shall default in the observance or performance of any of the covenants or agreements contained in any of such agreements and such default is not cured within the applicable grace period (if any) contained in such agreements; and in each such case such action, termination, cessation, declaration, contestation, denial or default could reasonably be expected to have a Material Adverse Effect; or

         (m) MULTIPARTY AGREEMENT INEFFECTIVE. Any provision of the Multiparty Agreement (other than Section 3(a) (excluding the last paragraph thereof), 3(c), 6 or 10 thereof (each an "EXCLUDED SECTION")) shall at any time for any reason cease to be valid and binding or in full force and effect or any party thereto (other than AE or AEF) shall, in good faith, so assert in writing; or any provision of the Multiparty Agreement, other than an Excluded Section, shall, in good faith, be declared to be null and void, or the validity or enforceability thereof shall be contested by any party thereto (other than AE or AEF) or any Governmental Authority; or any party thereto (other than AE or AEF) shall deny that it has any further liability or obligation under any section thereof other than under an Excluded Section; or any party thereto (other than AE or AEF) shall default in the observance or performance of any of the covenants or agreements contained in any section thereof other than an Excluded Section, and such default is not cured within the applicable grace period (if any) contained in the Multiparty Agreement; or

         (n) SATELLITE CONTRACTS INEFFECTIVE. Any provision of any of the Satellite Contracts shall at any time on or after the Conversion Commitment Date for any reason cease to be valid and binding or in full force and effect or any party thereto shall so assert in writing; or any provision of any of the Satellite Contracts shall be declared to be null and void, or the validity or enforceability thereof shall be contested by any party thereto or any Governmental Authority;

                  or any party to any of the Satellite Contracts shall deny that it has any further liability or obligation under any of the Satellite Contracts; or any party to any of the Satellite Contracts shall default in the observance or performance of any of the covenants or agreements contained in any of the Satellite Contracts and such default is not cured within the applicable grace period (if any) contained in such Satellite Contract; and in each such case such action, termination, cessation, declaration, contestation, denial or default would reasonably be expected to have a Material Adverse Effect; or

         (o) INSURANCE. The Customer shall fail at any time to procure, renew or maintain, or cause to be procured, renewed or maintained, any insurance coverage required pursuant to
                  Section 6.06(b) of this Agreement or any insurer issues any notice of avoidance or cancellation of any such coverage as a result of a breach by the Customer of the terms of any of such insurance.

1.082    REMEDIES.  If any Event of Default occurs and is continuing, AEF may:

         (a) declare, in whole or, from time to time, in part, any Commitment of AEF to make or Convert Loans to be terminated, whereupon such Commitments shall forthwith be terminated;

         (b) declare, in whole or, from time to time, in part, the unpaid principal amount of the outstanding Loans, the interest accrued and unpaid thereon and all other amounts payable hereunder and under the other Loan Documents to be immediately due and payable, whereupon such amounts shall be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Customer; and/or

         (c) exercise all rights, powers, privileges and remedies available to AEF under the Loan Documents or any other instrument, document or agreement or provided by law or in equity, or instruct the Security Agent to exercise its rights under the Collateral Documents or applicable law with respect to the Collateral, cure such Event of Default or prosecute the completion of the construction of the Project, either in the name of and as agent for the Customer pursuant to one or more existing contracts with the Customer or otherwise, and any monies so expended in curing such Event of Default or completing the construction of the Project shall, to the extent advanced by AEF, be added to the principal amount of the Loans hereunder and shall be repayable hereunder, regardless of whether or not such principal amount, as thus increased, exceeds the Commitments, and the amount of monies thus advanced for completion of the construction of the Project shall be deemed advanced under this Agreement as Loans, and shall be secured by the Collateral Documents, regardless of the principal amount thereof, and shall be payable by the Customer on demand with interest thereon at the Default Rate with respect to such Loans;

         PROVIDED that upon the occurrence of any event specified in Section 8.01(f) or (g) above (in the case of Section 8.01(g), upon the expiration of the ninety (90) day period mentioned therein), the obligation of AEF to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without notice to the Customer or any further act of AEF.

1.083 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive.


                     SECTION 9.  ADDITIONAL LOAN PROVISIONS

1.091    CATEGORY 3 PREVIEW

         (a) PURPOSE AND TIMING. If the Customer shall be determined, during the Conversion process, to be a Category 3 Customer, the Customer shall satisfy, at or prior to Conversion, specific Conversion Conditions. Such conditions shall be determined, in accordance with the terms hereof, based on a review (as provided in this Section 9.01(a)) of the Preliminary Business Plan, if any, or otherwise (as provided in Section 9.02) on the basis of the Conversion Business Plan. In order to provide the Customer with greater certainty with respect to Conversion, the Customer shall have the right to submit its Preliminary Business Plan (together with a true, complete and correct copy of the Construction and Payment Schedule) to AEF for preview by AEF and the Lenders pursuant to Section 9.01(b) below at any time until L minus (-) two hundred and ten (210) days.

         (b)      SUBMISSION; RESUBMISSION

                  (i) At the request of the Customer, AEF shall conduct an initial review of the Preliminary Business Plan, which review shall solely be to assess the adequacy thereof for the purpose of this Section 9.01(b). Upon completion of such review, AEF shall notify the Customer whether, in the opinion of AEF and the Lenders, the Preliminary Business Plan contains insufficient information for AEF and the Lenders to assess such Preliminary Business Plan hereunder, in which event AEF shall suggest modifications, revisions and sensitivities to the Preliminary Business Plan that may allow it to satisfy the requirements of this Agreement and suggest such additional reports and other information as may enable AEF and the Lenders to make the determinations referred to in Section 9.01(c) below. The Customer shall promptly submit to AEF (a "SUBMISSION") either the Preliminary Business Plan as initially delivered or the version that results from the modifications, revisions and sensitivities referred to in this Section 9.01(b)(i).

                  (ii) AEF shall notify the Customer within thirty (30) days of receipt of a Submission or a Revised Submission (as defined below) to the Lenders whether:

                           (A) such Submission or Revised Submission is acceptable for the purposes of Section 9.01(c) below;

                           (B) such Submission or Revised Submission contains insufficient information for AEF and the Lenders to assess such Submission or Revised Submission hereunder; or

                           (C) Conversion cannot occur for such Person as a Category 3 Customer on the basis of such Submission or Revised Submission.

                  (iii) If, following a Submission, AEF shall make the notification referred to in Section 9.01(b)(ii)(B) above with respect thereto, then AEF shall notify the Customer of any modifications, revisions or sensitivities requested by AEF or the Lenders. If
                           (A) the Customer shall deliver to AEF such modifications, revisions or sensitivities (collectively a "REVISED SUBMISSION") not later than fifteen (15) days following the date of such request and (B) such Revised Submission is (in the opinion of AEF) of the customary, iterative nature undertaken by AEF and the Lenders in reviewing similar projects, the procedure set forth in Section 9.01(b)(ii) above shall apply with respect to such Revised Submission, and such Revised Submission shall not constitute a Resubmission (as defined below).

                  (iv) If, following a Submission or a Revised Submission, AEF shall make the notification referred to in
                           Section 9.01(b)(ii)(C) above, AEF may request that a Lender act as modelling lender (in the capacity contemplated by this Section 9.01(b)(iv), the "MODELLING LENDER"). The Modelling Lender shall, for a period of thirty (30) days, assist the Customer by suggesting revisions to the Preliminary Business Plan that may allow AEF and the Lenders to accept the Preliminary Business Plan as so revised for the purposes of Section 9.01(c) below and by assisting in developing an appropriate financial model to establish a revised Preliminary Business Plan for Resubmission to AEF.

                  (v) If there shall occur any material modification of a fundamental business assumption underlying the Preliminary Business Plan, or any other fundamental change in the nature of the business, as to which a Submission has been made, the Customer may resubmit to AEF for review by AEF and the Lenders (a "RESUBMISSION") such revised Preliminary Business Plan for re-consideration by AEF and the Lenders pursuant to the terms of this Section 9.01.

                  (vi) No more than one Submission, one Revised Submission and one Resubmission may be made by the Customer. The Customer shall not be entitled to make a Submission, Revised Submission or Resubmission on any day that is after L minus (-) one hundred and sixty five (165) days.

                  (vii) Any review, suggestion or other undertaking by AEF or the Modelling Lender pursuant to this Section 9.01(b) shall be without representation or warranty to the Lenders as to the adequacy or accuracy of such Preliminary Business Plan, or to the Customer or any other Person of the likelihood that AEF and the Lenders will accept such Preliminary Business Plan for the purposes of Section 9.01(c) below or that the Customer will on the Conversion Commitment Date, the Conversion Date or at any other time actually satisfy the applicable Conversion Conditions.

         (c)      LENDER REVIEW AND DETERMINATION OF CONVERSION CONDITIONS.
                  If, following a Submission, Revised Submission or Resubmission of any Preliminary Business Plan each of AEF and the Lenders determine that the information set out in such Preliminary Business Plan is acceptable for the purposes of this Section 9.01(c), they shall, concurrently with the acceptance of any such Preliminary Business Plan:

                  (i) develop a Preliminary Base Case derived from the information set out in the Preliminary Business Plan;

                  (ii) establish Conversion Conditions that would apply to the Customer in the event the Customer is determined to be a Category 3 Customer on the Conversion Commitment Date, designed in each case to examine the Customer's marketing, distribution and financial strategies to reasonably confirm the ability of the Customer to implement the Preliminary Base Case, comprised of a set of objective tests (where practicable) with criteria to be examined at the Conversion Commitment Date and the Conversion Date in the event that the Customer is determined to be a Category 3 Customer, and each of which may be subject to revision solely as provided in Sections 9.02(c)(iii) and 9.02(e)(v);

                  (iii) establish additional covenants to be applied to the Customer in the event the Customer is determined to be a Category 3 Customer on the Conversion Commitment Date to be applicable during the Tranche B Term;

                  (iv) if the Preliminary Business Plan includes the information described in clause (f) of the definition of "PRELIMINARY BUSINESS PLAN" in Section 1.01, notify the Customer of any additional Collateral determined pursuant to Section 9.03(b) to be necessary by AEF or the Lenders in the event that such Person shall be determined to be a Category 3 Customer; and

                  (v)      identify the Expert Studies that will be required.

         (d) APPLICABILITY. AEF shall notify the Customer of the results of the preview pursuant to Section 9.01(c), and any terms and conditions specified by AEF pursuant to this Section 9.01 shall, if accepted by the Customer, be incorporated by AEF and the Customer in ANNEX 3. Such terms and conditions shall be applicable in accordance with the terms hereof only in the event the Customer is determined to be a Category 3 Customer on the Conversion Commitment Date as set forth in Section 9.02(e), and shall be subject to revision solely in accordance with Section 9.02(a)(iii) and 9.03. Rejection by the Customer of the specified terms and conditions shall not preclude the Customer from being authorized to submit itself for consideration pursuant to Section 9.02(c)(iv). For the avoidance of doubt, the establishment of such Conversion Conditions shall not indicate or imply that the Customer will on the Conversion Commitment Date, the Conversion Date or at any other time actually satisfy such Customer Conversion Conditions. Review by AEF and the Lenders and development of a Preliminary Base Case pursuant to this Section 9.01 with respect to the Customer shall not preclude the assignment of the Customer to any other Customer Category for which it may qualify on the Conversion Commitment Date.

1.092    CONVERSION PROCESS

         (a) DRAFT DOCUMENTATION. On the date that is L minus (-) two hundred and ten (210) days:

                  (i) In order for the Customer to be eligible for consideration as a Category 1 Customer on the Conversion Commitment Date, the Customer shall submit a draft of the Appraisal to AEF.

                  (ii) In order for the Customer to be eligible for consideration as a Category 2 Customer on the Conversion Commitment Date, the Customer shall submit to AEF drafts of (A) the Conversion Business Plan and (B) the Appraisal.

                  (iii) In order for the Customer to be eligible for consideration as a Category 3 Customer on the Conversion Commitment Date, regardless of whether or not a Preliminary Base Case exists, the Customer shall submit to AEF drafts of (A) the Conversion Business Plan, (B) the Appraisal and (C) the Expert Studies supporting the Conversion Business Plan.

         (b) AEF REVIEW. AEF shall review the draft documentation submitted by the Customer to AEF and shall discuss with the Customer any potential obstacles or any possible changes in order to provide the Customer with greater certainty with respect to Conversion.

         (c) PRELIMINARY DOCUMENTATION. On the date that is L minus (-) one hundred and eighty (180) days:

                  (i) In order for the Customer to be eligible for consideration as a Category 1 Customer on the Conversion Commitment Date, the Customer shall submit the Appraisal to AEF, and if the Customer proposes to be designated as a Category 1C Customer, the Customer shall also submit information satisfactory to AEF to ascertain compliance with the Category 1C QL Loan Life Cover Ratio and may submit a proposed Capex Budget. AEF shall develop for the Customer a financial pro forma which shall be sufficient to ascertain compliance with such Category 1C QL Loan Life Cover Ratio.

                  (ii) In order for the Customer to be eligible for consideration as a Category 2 Customer on the Conversion Commitment Date, the Customer shall submit to AEF (A) the Conversion Business Plan and
                           (B) the Appraisal. AEF shall develop the Conversion Base Case in accordance with ANNEX 2, notwithstanding the existence of a Preliminary Base Case as a Category 3 Customer for the Customer.

                  (iii) If a Preliminary Base Case exists, and if the other matters referred to in Section 9.01(c) have been established and accepted by the Customer before the date that is L minus (-) one hundred and eighty
                           (180) days, then in order for the Customer to be eligible for consideration as a Category 3 Customer on the Conversion Commitment Date, the Customer shall submit to AEF:

                           (A)      the Conversion Business Plan;

                           (B)      the Appraisal; and

                           (C)      the Expert Studies supporting the
                                    Conversion Business Plan.

                           If such Conversion Business Plan and the Expert Studies contain no material modification of a fundamental business assumption (as determined by AEF) underlying the Preliminary Business Plan, and no other material change in the business of the Customer shall have occurred, then the Preliminary Base Case shall become the Conversion Base Case. If any such material modification shall have occurred, then AEF shall modify the Preliminary Base Case and develop the Conversion Base Case in accordance with the Conversion Business Plan, the Appraisal and the Expert Studies. If AEF determines that the Conversion Business Plan or the Expert Studies identify a material modification of a fundamental business assumption (other than a modification affecting solely the calculation of the relevant ratios required to be determined in accordance with ANNEX 3) or a material risk not identified in the Preliminary Business Plan, AEF shall notify the Customer of any modifications to the matters referred to in clauses 9.01(c)(ii) through (v) arising by reason thereof, whereupon the matters referred to therein shall be revised in accordance with such modifications.

             (iv) If a Preliminary Base Case does not exist, or if a Preliminary Base Case exists and the other matters referred to in Section 9.01(c) were established but not accepted by the Customer before the date that is L minus (-) one hundred and eighty (180) days, then in order for the Customer to be eligible for consideration as a Category 3 Customer on the Conversion Commitment Date, the Customer shall submit to AEF:

                           (A)      the Conversion Business Plan;

                           (B)      the Appraisal; and

                           (C)      the Expert Studies supporting the
                                    Conversion Business Plan.

                           AEF shall determine whether a Conversion Commitment can be provided for the Customer and, if so, upon what terms and conditions.

         (d) CONVERSION REQUEST DATE. On the date that is L minus (-) one hundred and fifty (150) days, the Customer shall deliver the documents and other instruments required to be delivered pursuant to Sections 4.02 and 4.03, together with (i) a copy of the executed Launch Services Agreement (which Launch Services Agreement may be disclosed to the Lenders), (ii) a list showing (x) the country in which it intends to be Licensed, on and after the Conversion Date, (y) each country in which it intends to receive a substantial portion of its Project revenues, on and after the Conversion Date, and (z) each country in which any item described in Section 4.02(i) is located, or is reasonably expected to be located on and after the Conversion Date and (iii) such other information as AEF may request for purposes of demonstrating the Customer's compliance or prospective compliance with the conditions set forth therein.

         (e) CONVERSION COMMITMENT DATE. On the Conversion Commitment Date, which date shall be L minus (-) eighty-five (85) days with respect to the then scheduled Launch of the Satellite, PROVIDED that such date shall not in any event be earlier than sixty-five (65) days after the Conversion Request Date:

                  (i) AEF shall, in its discretion, determine which Customer Category will be applicable to the Customer in accordance with the criteria set forth in ANNEXES 1, 2 AND 3;

                  (ii) AEF shall, in its discretion, determine whether the applicable Conversion Conditions have been and continue to be satisfied and whether the Tranche B Conditions Precedent are, have been and continue, or are expected to be, satisfied by the Customer on or before the date that is L minus (-) fifteen (15) days;

                  (iii) the Customer shall either prepay all Tranche A Outstandings exceeding the Conversion Commitment Amount, if any, or, at the discretion of AEF, the


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                           Customer shall (on terms and conditions acceptable
                           to AEF) grant in favor of AEF a perfected first priority Lien (in each case created and perfected on terms satisfactory to AEF) in cash collateral (denominated in Dollars and held in Cash Equivalents) or provide a letter of credit issued by a bank acceptable to AEF that maintains a senior secured credit rating by S&P of not less than AA- or equivalent by any other Major Rating Agency for the benefit of AEF on terms acceptable to AEF and in an amount equal to the amount of Tranche A Outstandings exceeding the Conversion Commitment Amount, PROVIDED that any such excess amounts so secured shall be prepaid, in any event, on or prior to the Conversion Date;

                  (iv) AEF shall have delivered to the Customer the Repayment Profile; and

                  (v) unless previously determined pursuant to Section 9.01, or if the applicable information not found in the Preliminary Business Plan shall have been modified in a material respect in the Conversion H Business Plan, AEF shall make any determinations with respect to additional Customer Collateral as shall be appropriate pursuant to Section 9.03.

                  Notwithstanding the requirements set forth in this Section 9.02(e) with respect to the timing of the Conversion Commitment Date, AEF shall notify the Customer as soon as reasonably practicable after the Conversion Request Date of the result of any determination required to be made under this Section 9.02(e), to the extent that any such determinations are made.

         (f) CONVERSION COMMITMENT. If, on the Conversion Commitment Date with respect to any Customer:

                  (i) AEF determines, in its discretion, that the Conversion Conditions have been satisfied and the Tranche B Conditions Precedent have been or will be satisfied as provided in Section 4.03; and

                  (ii) if the Customer shall have reduced the Tranche A Outstandings so as not to exceed the Conversion Commitment Amount (or the Customer has provided additional security as provided for in Section 9.02(e)(iii), as the case may be),

                  AEF shall provide a Conversion Commitment to the Customer, and AEF shall deliver to the Customer an executed Conversion Commitment Letter as confirmation of such Conversion Commitment on a date not earlier than sixty-five (65) days after the Conversion Request Date and not later than L minus (-) eighty-five days. Such Conversion Commitment shall be valid and binding for a Launch or Reflight (as the case may be) occurring up to ninety (90) days after the then-scheduled date of Launch PROVIDED that AEF is satisfied, in its discretion, on the date being L minus (-) thirty (30) days for the rescheduled Launch, that:



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



                  (A) the applicable Conversion Conditions and Tranche B Conditions Precedent are, or continue to be, satisfied by the Customer; and

                  (B) the Tranche A Outstandings do not exceed the Conversion Commitment Amount (or that additional security shall have been provided in the manner described in this Section 9.02(e)). If the Customer fails to satisfy the applicable Conversion Conditions and Tranche B Conditions Precedent on the Conversion Commitment Date, AEF may, in its discretion, permit the Customer to again present evidence to AEF demonstrating their satisfaction at any time until L minus (-) fifteen (15) days and if AEF determines on such date that such conditions have not been satisfied by such date, Conversion shall not occur.

         (g) CONVERSION DATE. On the Conversion Date, AEF shall, in its discretion, determine whether:

                  (i) the Conversion Conditions and the Tranche B Conditions Precedent continue to be satisfied by the Customer; and

                  (ii) the Tranche A Outstandings do not exceed the Conversion Commitment Amount. If AEF determines that such conditions continue to remain satisfied on and as of the Conversion Date with the same effect as if made on and as of such date, and if the Tranche A Outstandings do not exceed the Conversion Commitment Amount, the Tranche A Loans shall convert to the Tranche B Loan in the manner described in
                           Section 9.02(e) above. If AEF shall determine that either of the above conditions has not been satisfied, Conversion shall not occur. Upon Conversion and for the duration of the Tranche B Term, the additional terms set forth in ANNEX 1, 2 OR 3 (as revised, if applicable pursuant to section 9.01(d)), as applicable, shall apply to the Customer, and the Customer shall be required to comply therewith if AEF determines pursuant to
                           Section 9.02(e) above that the Customer satisfies the requirements to be a Category 1 Customer, Category 2 Customer or Category 3 Customer, as the case may be.

         (h) REFERENCE DATES. All documents required to be delivered by the Customer to AEF pursuant to this Section 9.02 shall be delivered by the Customer not more than ten (10) days prior to, nor more than five (5) days after, the delivery dates specified herein. In the event that following the date on which an Appraisal, Conversion Business Plan (if applicable) or Expert Study (if applicable) is provided to AEF pursuant to Section 9.02(a) there shall occur any delay in the then scheduled date of Launch of ninety (90) days or more, AEF shall be entitled to require as a condition to Conversion confirmation from the Customer and the Person issuing any such Appraisal, Conversion Business Plan or Expert Study that any such information so provided remains accurate in all respects.



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



1.093 ADDITIONAL COLLATERAL. The Customer shall be required to grant a first priority, perfected Lien on or in the Collateral in accordance with the terms hereof. In addition thereto:

         (a) CATEGORY 1C CUSTOMER AND CATEGORY 2 CUSTOMERS. If the Customer shall have been determined to be a Category 1C Customer or Category 2 Customer and (i) the Satellite is to be placed into non-geostationary orbit pursuant to the Launch Services Agreement or (ii) the Project shall be determined by AEF, based on the decision of the Lenders, to involve a novel application (whether or not using novel technologies), AEF may require that assets in addition to those set forth in the definition of "COLLATERAL" herein that are integral to the operation of the Satellite be included in the Collateral and, in order for the Customer to be entitled to Conversion, such assets shall, thereupon, be deemed to form part of the Collateral for all purposes of this Agreement and the other Loan Documents. Any such determination shall be made by AEF on or before the date of the earlier to occur of (A) the completion of the review, if any, pursuant to Section 9.01 of any Preliminary Business Plan submitted for the Customer, if accepted by the Customer, that contains information determined by AEF to be sufficient for the purpose of this
                  Section 9.03 and (B) the Conversion Commitment Date.

         (b) CATEGORY 3 CUSTOMERS. If the Customer shall have been determined to be a Category 3 Customer, AEF may require that assets in addition to those set forth in the definition of "COLLATERAL" in this Agreement and directly relating to the operation of the Satellite and any revenues derived therefrom be included in the Collateral (but AEF may not include in such requirement any asset readily available in the market-place for a value of less than one million Dollars ($1,000,000) unless the Project Financing is secured by a Lien on any such asset), and in order for the Customer to be entitled to Conversion, such assets shall, thereupon, be deemed to form part of the Collateral for all purposes of this Agreement and the other Loan Documents. Any such determination shall be made by AEF on or before the date of the earlier to occur of (A) the completion of the review, if any, pursuant to Section 9.01 of any Preliminary Business Plan submitted by the Customer, if accepted by the Customer, that contains information determined by AEF to be sufficient for the purpose of this Section 9.03, and (B) the Conversion Commitment Date.

1.094 SECURITY INTEREST IN COLLATERAL. No later than, and at all times after, the Conversion Date (but subject to Section 4.03(d)), the Customer shall grant to the Security Agent, for the benefit of AEF, the Lenders and the associated Project Lenders in accordance with the terms of the Intercreditor Agreement, a valid Lien in or on all of the Customer's Collateral (except, subject to the following provisions of this Section 9.04 in the case of Government Approvals constituting Collateral, where such Lien cannot be created under applicable law). Such Liens shall be first priority and perfected at all such times, PROVIDED that if the Liens with respect to the Satellite or any Government Approval constituting Collateral (the "SUBJECT COLLATERAL") shall not be capable of being so perfected (or, in the case of such Government Approvals, created)


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



         under applicable law after the Customer shall have taken all reasonable steps to perfect (or, in the case of such Government Approvals, to create) such Lien, the Customer shall take the following additional actions with respect to security interests:

         (a) if the Customer shall have been determined to be a Category 1 Customer (other than a Category 1C Customer that is not rated by a Major Rating Agency), the Customer shall provide whatever means to perfect a Lien as is normally constituted by the then-present practices (as determined by AEF) of third-party creditors intending to create perfected Liens in assets comparable to the Subject Collateral, (as determined by AEF), under the applicable law as of such Conversion Date of each relevant jurisdiction, in secured satellite or transponder financings, PROVIDED that to the extent that the law applicable to the perfection of a security interest in the Satellite is the law of a State of the United States of America (and without limitation on the application of the law of any other jurisdiction to the extent applicable), the parties hereto recognize that the Uniform Commercial Code in effect in such jurisdiction does not as of the Closing Date expressly address the perfection of Liens in satellites and agree that the Customer shall (i) provide for whatever means to perfect a Lien in orbiting satellites as is normally constituted by the then-present practices of third-party creditors conducting a material lending business in the United States of America intending to create perfected security interests in assets comparable to the Satellite in orbit, (ii) in the absence of such present practices, assume that the Satellite would be classified as either a "mobile good" or an "ordinary good" under the applicable Uniform Commercial Code and (iii) file financing statements and amendments thereto in the following jurisdictions: (A) the principal place of business of the Customer or the chief executive office of the Customer if it has more than one place of business, (B) the jurisdiction in which the Satellite is manufactured, (C) any jurisdictions in which the TTC&M Facilities are or will be located, and (D) any jurisdiction with which the Satellite or the Customer has a substantial connection, PROVIDED that, in the case of (A),
                  (B), (C) and (D), such jurisdiction is located within the United States of America, and PROVIDED FURTHER that, in the event there is a change in applicable law that provides for the recognition of the perfection of security interests in orbiting satellites, the Customer shall take all actions required or reasonably advisable under such law to create a perfected Lien in the Satellite;

         (b) if the Customer shall have been determined to be a Category 1C Customer that is not rated by a Major Rating Agency, a Category 2 Customer or a Category 3 Customer, so long as such Customer is a special purpose vehicle providing a perfected, first priority pledge of the equity interests therein as Collateral, the Customer shall provide whatever means to perfect a Lien as is normally constituted by the then-present practices (as determined by AEF) of third-party creditors intending to create perfected security interests in assets comparable to the Subject Collateral, (as determined by AEF), under the applicable law of each relevant jurisdiction as of the Conversion Date, in secured, non-recourse satellite or transponder financings for borrowers similar to the Customer,


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



                  PROVIDED that, to the extent that the law applicable to the perfection of a security interest in the Satellite is the law of a State of the United States of America (and without limitation on the application of the law of any other jurisdiction to the extent applicable), the parties hereto recognize that the Uniform Commercial Code in effect in such jurisdiction does not as of the Closing Date expressly address the perfection of Liens in satellites and agree that the Customer shall (i) provide for whatever means to perfect a Lien in orbiting satellites as is normally constituted by the then-present practices (as determined by AEF) of third-party creditors conducting a material lending business in the United States of America intending to create perfected security interests in assets comparable to the Satellite in orbit in secured non-recourse satellite or transponder financings for borrowers similar to the Customer (as determined by AEF), (ii) in the absence of such present practices, assume that the Satellite shall be treated as either a "mobile good" or an "ordinary good" under the applicable Uniform Commercial Code and (iii) file financing statements and amendments thereto in the following jurisdictions: (A) the principal place of business of the Customer or the chief executive office of the Customer if it has more than one place of business, (B) the jurisdiction in which the Satellite is manufactured, (C) any jurisdiction in which the TTC&M Facilities are located, and (D) any jurisdiction with which the Satellite or the Customer has a substantial connection, PROVIDED that, in the case of (A),
                  (B), (C) and (D), such jurisdiction is located within the United States of America, and PROVIDED FURTHER that, in the event there is a change in applicable law that provides for the recognition of the perfection of Liens in orbiting satellites, the Customer shall take all actions required or reasonably advisable under such law to create a perfected Lien in the Satellite; and

         (c) if the Customer shall have been determined to be a Category 1C Customer that is not rated by a Major Rating Agency, a Category 2 Customer or a Category 3 Customer and is not a special purpose vehicle providing a pledge of equity interests as provided in clause (b) above, the Customer shall provide:

                  (i) for a pledge of all of the equity interests in an affiliated special purpose vehicle possessing ownership interests in the Subject Collateral, unless AEF shall determine based on the decision of the Lenders that business, legal, tax or accounting considerations with respect to such pledge would be unduly burdensome for the Customer,

                  (ii) whatever means to perfect a security interest as is normally constituted by the then-present practices (as determined by AEF) of third-party creditors intending to create perfected security interests in assets comparable to the Subject Collateral (as determined by AEF), under the applicable law of each relevant jurisdiction as of the Conversion Date, in secured, non-recourse satellite or transponder financings for borrowers similar to the Customer (as determined by AEF), PROVIDED that, to the extent that the law applicable to the perfection of a security interest in the Subject Collateral is the law of a State of the United


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



                           States of America, the parties hereto recognize that the Uniform Commercial Code in effect in such jurisdiction does not as of the Closing Date expressly address the perfection of security interests in satellites and agree that the Customer shall (A) provide for whatever means to perfect a Lien in orbiting satellites as is normally constituted by the then-present practices (as determined by AEF) of third-party creditors conducting a material lending business in the United States of America intending to create perfected Liens in assets comparable to the Satellite in orbit in secured, non-recourse satellite or transponder financings for borrowers similar to the Customer (as determined by AEF), (B) in the absence of such present practices, assume that the Satellite would be treated as a "mobile good" or an "ordinary good" under the applicable Uniform Commercial Code and (C) file financing statements and amendments thereto in the following jurisdictions: (1) the principal place of business of the Customer or the chief executive office of the Customer if it has more than one place of business, (2) the jurisdiction in which the Satellite is manufactured, (3) any jurisdiction in which the TTC&M Facilities are located, and (4) any jurisdiction with which the Satellite or the Customer has a substantial connection; PROVIDED that, in the case of (1), (2), (3) and (4), such jurisdiction is located within the United States of America, and PROVIDED FURTHER that, in the event there is a change in applicable law that provides for the recognition of the perfection of security interests in orbiting satellites, the Customer shall take all actions required or reasonably advisable under such law to create a perfected Lien in the Satellite; and

                  (iii) such other terms and conditions to supplement this Agreement as shall be required by AEF based on the decision of the Lenders to be necessary to address any credit risk posed by the businesses of the Customer other than the Project and any Indebtedness incurred by the Customer in connection with such other businesses.


                           SECTION 10.  MISCELLANEOUS

1.101 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Customer therefrom, shall be effective unless the same shall be in writing and signed by the Customer and AEF, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

1.102 NOTICES. All notices, demands, requests, waivers and other communications provided for hereunder, whether or not specified to be in writing, shall be in writing (including facsimile transmission) and mailed, telecopied or delivered, if to the Customer, to its address specified on SCHEDULE 10.02, and if to AEF, to its address specified on SCHEDULE 10.02, or to such other address as shall be designated by any party in a written notice to the other party. All such notices and communications


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



           shall, when telecopied or mailed by overnight delivery, be effective when transmitted (any facsimile transmission to be promptly confirmed by the sender by telephone), delivered for overnight delivery or transmitted by telecopier, or if delivered, upon delivery, except that notices pursuant to Section 2 shall not be effective until received by AEF, PROVIDED that any such notices or communications delivered to AEF hereunder or under any other Loan Document shall be effective only if a copy thereof shall be delivered to AE at the address therefor determined in accordance with the terms of the Multiparty Agreement.

1.103 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of AEF, and no course of dealing with respect to, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies herein are cumulative and not exclusive of any rights or remedies provided by law. All covenants of the Customer in this Agreement, and all Events of Default in Section 8.01, shall be given independent effect, even if the subject matter thereof is covered by another clause of this Agreement.

1.104      COSTS AND EXPENSES; INDEMNIFICATION

           (a) The Customer shall, whether or not the transactions contemplated hereby shall be consummated:

                  (i) pay to or reimburse AEF, the Security Agent and each Lender on demand for all reasonable costs and expenses incurred in connection with the negotiation, development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including (without limitation)
                           (A) the fees, costs and expenses of all special counsel to AEF and all special counsel to the Lenders, plus disbursements and travel costs and expenses and (B) all other communication, travel and out-of-pocket costs and expenses in connection with the foregoing;

                  (ii) pay to or reimburse AEF, the Security Agent and each Lender on demand for all costs and expenses incurred by them in connection with (A) any Default or Event of Default or (B) the enforcement, protection or preservation of any rights or claims (including in connection with any "workout" or restructuring regarding the Loans) under this Agreement, any Loan Document, and any such other documents, including all fees and out-of-pocket expenses of counsel (and the allocated cost of internal counsel) to AEF, the Security Agent and each Lender;


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



                  (iii) pay to or reimburse AEF on demand for all appraisal (including the fees and disbursements of the Appraiser), audit, search, filing and other fees incurred or sustained by AEF in connection with the matters referred to under subsection (i) above; and

                  (iv) pay to or reimburse AEF, the Security Agent and each Lender on demand for all appraisal, audit, search and filing fees incurred or sustained by any of them in connection with the matters referred to under subsection (ii) above.

           (b) The Customer hereby agrees to indemnify AEF, each Lender (including any such Lender acting in its capacity as Modelling Lender) and the Security Agent and their respective directors, officers, employees and agents (each such Person, a "COVERED PERSON") from, and hold each of them harmless against, on a net after-tax basis, any and all losses, liabilities, claims (including, without limitation, claims involving strict or absolute liability in tort, warranty claims or claims based on negligence, product liability or statutory liability, claims for libel, slander, infringement of copyright, patent, trade secret or trademark infringement), actions, suits, penalties, damages or expenses (collectively, "LOSSES") incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by the Customer of the proceeds of any of the Loans or otherwise directly or indirectly arising out of or in connection with the Project or any of the Loan Documents or the transactions contemplated thereby or the launch of any part of the Satellite, including the fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings, except:

                  (i) Losses to the extent caused by the gross negligence or willful misconduct of such Covered Person or any director, officer, employee, servant or agent of such Covered Person;

                  (ii) Losses to the extent attributable to actions (other than those of, or attributable to, the Customer, any customer or Affiliate of the Customer or any director, officer, employee, servant or agent of the Customer) occurring after full and final compliance by the Customer with all of the terms of the Agreement and the other Loan Documents and the repayment in full of the Loans; and

                  (iii) Losses to the extent caused by any misrepresentation or breach of, or failure to comply with or perform, any obligation on the part of such Covered Person pursuant to this Agreement or any other Loan Document.

                  Amounts becoming due to a Covered Person pursuant to this
                  Section 10.04(b) shall bear interest thereon at the Default Rate from the date on which the same


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



                  were due and payable until the date of payment. The foregoing obligations on the part of the Customer shall survive the expiration or termination of this Agreement for any reason whatsoever.

1.105 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Customer may not assign or transfer any of its rights or obligations under this Agreement.

1.106      ASSIGNMENT

           (a) AEF may, at any time, assign and delegate to one or more Eligible Assignees all or any part of this Agreement, the Loans or the Commitments, or any other rights or obligations of AEF hereunder, PROVIDED that the Customer may continue to deal solely and directly with AEF in connection with the interests so assigned to an Eligible Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Eligible Assignee, shall have been given to the Customer by AEF and the Eligible Assignee and (ii) AEF and its Eligible Assignee shall have delivered to the Customer a commitment assignment notice and acceptance substantially in the form of EXHIBIT B (the "ASSIGNMENT AND ACCEPTANCE").

           (b) From and after the date of any such assignment, (i) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of AEF under the Loan Documents, including all rights to indemnification and (ii) AEF shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations thereafter arising under the Loan Documents.

           (c) Immediately upon each Eligible Assignee's making its payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Eligible Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated in part to an Eligible Assignee or to more than one Eligible Assignee shall reduce the Commitments of AEF pro tanto.

           (d) AEF may disclose from time to time any financial or other information concerning the Customer or any of its Affiliates or the Project that AEF has received from the Customer pursuant to this Agreement or in connection with AEF's credit evaluation of the Customer prior to entering into this Agreement on a confidential basis to any Eligible Assignee or any prospective Eligible Assignee, PROVIDED that such Eligible Assignee or prospective Eligible

                  Assignee agrees in writing with AEF to keep such information confidential to the same extent required of AEF hereunder.

1.107      CURRENCY INDEMNITY

           (a) Any amount received or recovered by AEF hereunder or under any other Loan Document in respect of any moneys or liabilities due, arising or incurred by the Customer to AEF (whether as a result of any judgment or order of any court or in the bankruptcy, reorganization, liquidation or dissolution of the Customer or by way of damages for any breach of any obligation to make any payment to such Person) in a currency (the "CURRENCY OF PAYMENT") other than the currency in which the payment should have been made pursuant to this Agreement or such other Loan Document (the "CURRENCY OF OBLIGATION") in whatever circumstances and for whatever reason shall only constitute a discharge to the Customer to the extent of the Currency of Obligation amount that such Person is able or would have been able, on the date or dates of receipt by it of such payment or payments in the Currency of Payment (or, in the case of any such date that is not a Business Day, on the next succeeding Business Day), to purchase in the foreign exchange market of its choice with the amount or amounts so received.

           (b) If the amount of the Currency of Obligation that the Person referred to above is so able to purchase falls short of the amount originally due to such Person hereunder or under any other Loan Document, the Customer shall indemnify and hold the Person referred to above harmless against any loss or damage arising as a result of such shortfall by paying to such Person that amount in the Currency of Obligation certified by such Person as necessary to so indemnify and hold such Person harmless. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Agreement or any other Loan Document, shall give rise to a separate and independent cause of action against the Customer for the additional amount necessary to yield the amount to make such Person whole in terms of the Currency of Obligation, shall apply irrespective of any indulgence granted hereunder or thereunder from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated amount or amounts in respect of amounts due hereunder or thereunder or under any such judgment or order.

1.108 SET-OFF. The Customer authorizes each of AEF, the Lenders and the Security Agent at any time and from time to time, without prior notice to the Customer, any such notice being waived by the Customer to the fullest extent permitted by law, (a) if an Event of Default shall have occurred and be continuing, to set-off and apply any and all deposits (general or special, provisional or final) at any time held by AEF, such Lender or, as the case may be, the Security Agent to or for the credit or the account of the Customer and other Indebtedness at any time owing by AEF, such Lender or, as the case may be, the Security Agent to the Customer, in each case regardless of the currency in which such deposit or other Indebtedness is denominated, the office or branch where such deposit or other Indebtedness is held or owing and whether or not such deposit or other Indebtedness is then due, against any and all obligations of the Customer now or hereafter existing under this Agreement or any other Loan Document and any Loan held by AEF, such Lender or, as the case may be, the Security Agent to the extent that such obligations of the Customer or such Loan is then due but irrespective of whether or not AEF shall have made demand under this Agreement or any Loan Document and (b) if a Default shall have occurred and be continuing, to suspend the payment and performance of its obligations with respect to any Indebtedness at any time owing by AEF, such Lender or the Security Agent, as the case may be, to the Customer (including, without limitation, the suspension of any payments with respect to any deposits (general or special, provisional or final) at such time held by AEF, such Lender or the Security Agent to or for the credit or the account of the Customer). AEF agrees promptly to notify the Customer after any such set-off and application made by AEF, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of AEF, such Lender or, as the case may be, the Security Agent under this Section
           10.08 are in addition to the other rights and remedies (including without limitation, other rights of set-off) that AEF, such Lender or, as the case may be, the Security Agent may have.

1.109 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

10.10 SEVERABILITY. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

10.11      GOVERNING LAW AND JURISDICTION

           (a) THE RIGHTS AND DUTIES OF THE CUSTOMER AND AEF UNDER THIS AGREEMENT (INCLUDING MATTERS RELATING TO THE MAXIMUM INTEREST RATE CHARGEABLE HEREUNDER) SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

           (b) SUBJECT TO CLAUSE (c) BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN MANHATTAN, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE CUSTOMER AND AEF CONSENTS,

                  FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE CUSTOMER AND AEF IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE CUSTOMER AND AEF EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW OR ANY OTHER APPLICABLE LAW. THE CUSTOMER IRREVOCABLY APPOINTS CT CORPORATION SYSTEM AND ITS SUCCESSORS, SITUATED AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT TO RECEIVE SERVICE OF PROCESS OR OTHER LEGAL SUMMONS FOR PURPOSES OF ANY PROCEEDING. THE CUSTOMER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

           (c) IF AND FOR SO LONG AS THERE SHALL BE ANY ECA ENHANCEMENT OR ECA COUNTRY RISK COVERAGE PROVIDED WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT, AT THE ELECTION OF AEF, ANY AND ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT MAY BE FINALLY SETTLED UNDER THE RULES OF ARBITRATION AND CONCILIATION OF THE INTERNATIONAL CHAMBER OF COMMERCE (THE "RULES") BY THREE (3) ARBITRATORS APPOINTED IN ACCORDANCE WITH THE RULES. THE PLACE OF ARBITRATION SHALL BE AT THE INTERNATIONAL CHAMBER OF COMMERCE IN PARIS, FRANCE. THE LANGUAGE OF ARBITRATION SHALL BE ENGLISH. NO CONSEQUENTIAL OR PUNITIVE DAMAGES SHALL BE AWARDED IN CONNECTION WITH ANY SUCH ARBITRATION. TO THE FULLEST EXTENT PERMITTED BY LAW, THE CUSTOMER HEREBY IRREVOCABLY AND GENERALLY CONSENTS IN RESPECT OF ANY SUCH ARBITRAL PROCEEDINGS TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH THOSE PROCEEDINGS, INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY ASSETS WHATSOEVER (IRRESPECTIVE OF THEIR USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN THOSE PROCEEDINGS. THE CUSTOMER AGREES THAT ANY FINAL AWARD AGAINST IT IN ANY ARBITRAL PROCEEDINGS SHALL BE CONCLUSIVE AND BINDING UPON IT

                  AND MAY BE ENFORCED IN THE COURTS OF LUXEMBOURG, FRANCE OR ANY OTHER COURTS TO THE JURISDICTION OF THE CUSTOMER AEF IS OR MAY BE SUBJECT, BY SUIT ON THE AWARD, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH AWARD SHALL BE CONCLUSIVE EVIDENCE THEREOF AND OF THE AMOUNT OF ITS LIABILITY, OR BY ANY OTHER MEANS PROVIDED BY LAW.

           (d) NOTHING IN THIS SECTION 10.11 SHALL AFFECT THE RIGHT OF AEF TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF AEF TO BRING ANY SUIT, ACTION OR PROCEEDING AGAINST THE CUSTOMER OR THE PROPERTY OF THE CUSTOMER IN THE COURTS OF ANY OTHER JURISDICTION.

           (e) To the extent that the Customer may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and, to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity whether or not claimed, the Customer hereby irrevocably agrees not to claim, and irrevocably waives, such immunity to the fullest extent permitted by the laws of such jurisdiction.

10.12 WAIVER OF JURY TRIAL. THE CUSTOMER AND AEF WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE CUSTOMER AND AEF AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 10.12. AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

10.13 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between the Customer and AEF and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof.

10.14 CONFIDENTIALITY. AEF agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Customer or any of its Subsidiaries in connection with this Agreement, any other Loan Document or any of the Satellite Contracts, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by AEF or (b) was or becomes available on a non-confidential basis from a source other than the Customer, PROVIDED that such source is not bound by a confidentiality agreement with the Customer known to AEF, and PROVIDED that AEF may disclose such information (i) at the request of any bank regulatory authority or in connection with an examination of AEF by any such authority, (ii) pursuant to subpoena or other court process, (iii) when required to do so in accordance with the provisions of any applicable law, (iv) at the express direction of any agency of any jurisdiction in which AEF conducts its business, (v) to AEF's independent auditors and legal counsel, (vi) to the Security Agent, the Lenders and the Project Lenders, (vii) to any Eligible Assignee or prospective Eligible Assignee as provided in Section 10.06(d),
           (viii) to the Lenders or any prospective assignee or participant thereof, PROVIDED that such parties agree to keep such information confidential to the same extent required of AEF hereunder and (ix) to AE, to the extent AE is providing services to AEF.

10.15 HEADINGS. The headings of the various sections and subsections of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

10.16 NO THIRD PARTY BENEFICIARIES. The agreement of AEF to make the Loans to the Customer on the terms and conditions set forth herein are solely for the benefit of the Customer, and no other Person (including, without limitation, any other obligor or any contractor, subcontractor, supplier or materialman furnishing supplies, goods or services to or for the benefit of the Project) shall have any rights hereunder or, as against AEF, under any other Loan Document or with respect to the Loans or the proceeds thereof.

10.17 SURVIVAL. All representations, warranties, covenants and agreements of the Customer contained herein or made in writing in connection herewith shall survive the making of Loans hereunder and shall continue in full force and effect so long as any of the obligations of the Customer hereunder are outstanding. Without limiting the foregoing, the obligations of the Customer under Sections 2.08, 3.01, 3.02, 3.03 and 10.04 shall survive the prepayment or repayment of the Loans and the termination of the Commitments.

10.18 LANGUAGE. Each communication and document made or delivered to AEF pursuant to this Agreement and the other Loan Documents shall be in the English language.

           In the event that any such communication or document is translated into English from another language, then, in the event of any conflict or inconsistency between the English text and the text of such other language, the English text shall prevail.

10.19 DETERMINATIONS BY AEF. To the extent that the terms and conditions of this Agreement provide for or contemplate determinations, decisions, approvals or consents or any other exercise of discretion (collectively, "DETERMINATIONS") to be made or granted by AEF (and whether or not any such term or condition expressly so provides), AEF shall have the right to make such Determinations in its discretion taking into account the interests of the Lenders and may agree with the Lenders that such Determinations may be made among some or all of AEF, the Lenders and the Security Agent (in which case the Customer shall be bound by such Determinations as fully as if such Determinations were made by AEF hereunder).

IN WITNESS WHEREOF, the parties hereto have caused this Customer Loan Agreement to be duly executed and delivered by their proper and duly authorized Responsible Officers as of the day and year first above written.


                                            CD RADIO INC.



                                            By:    /s/ David Margolese
                                               -----------------------------
                                               Name:  David Margolese
                                               Title:  Chairman and CEO


                                            ARIANESPACE FINANCE S.A.


                                            By:     /s/ B. Vienne
                                               -----------------------------
                                               Name:  Brigitte Vienne
                                               Title:  Le Directeur-General

                                                                         ANNEX 1


                             CATEGORY 1 CUSTOMER


1.111 CATEGORY 1 CUSTOMER REQUIREMENTS. In order for the Customer to be eligible for consideration as a Category 1 Customer pursuant to
           Section 9.02(e), AEF shall have determined on the Conversion Commitment Date and the Conversion Date, in its discretion, that each of the following conditions has been satisfied:

           (a) GENERAL CRITERIA. The Customer shall have an existing business or businesses that satisfies or that satisfy the criteria set forth in Section 11.02 or 11.03, as determined by AEF based on audited financial statements of the relevant Person for the Relevant Period.

           (b) CONTINUATION OF GENERAL CRITERIA. Unless the Customer shall have been determined to be a Category 1A Customer or a Category 1B Customer on the basis of a Credit Rating in accordance with Section 11.02 and is not on "creditwatch" for downgrading by a Major Rating Agency, AEF shall determine that it knows of no event or circumstance that would prevent such business or businesses from continuing to satisfy such criteria through the end of the Tranche B Term.

           (c) OTHER CATEGORY CRITERIA. The Customer shall satisfy, as determined by AEF, all other criteria set forth in this ANNEX 1.

           For the purposes of determining whether a Customer satisfies the terms and criteria to be determined to be a Category 1C Customer, AEF shall disregard any revenues earned or derived by the Customer in any country that is not a Permitted Location therefor.

1.112 CREDITWORTHINESS. The creditworthiness of the Customer shall be determined by AEF based on the Customer's Credit Rating by S&P (or any local affiliate or associated agency thereof) on the Conversion Commitment Date as set forth in the table in this Section 11.02 (or an equivalent Credit Rating by another Major Rating Agency) (as evidenced, in the case of any Credit Rating that is not published and publicly available, by a certified copy of a letter from S&P (or any local affiliate or associated agency thereof) (or such other Major Rating Agency) notifying the Customer of such Credit Rating) PROVIDED that, if the Customer has a Credit Rating from more than one Major Rating Agency, the lowest such Credit Rating shall apply), or, if not so rated by a Major Rating Agency, the Customer may be assigned to one of the three subcategories applicable to a Category 1 Customer based on the satisfaction of each of the criteria set forth under "Non-Rated Customer Criteria" in the table in this
           Section 11.02, as determined by AEF, on the Conversion Commitment Date PROVIDED that, if the Customer does not have a Credit Rating, the Customer shall not be assigned to a Customer Category higher than that applicable to the credit rating of the sovereign of the jurisdiction in which the business of the Customer is primarily conducted or to which such business is primarily related (as determined by AEF):

======================================================================================================================
                                                               NON-RATED CUSTOMER CRITERIA
                                     ---------------------------------------------------------------------------------
                                          MINIMUM                                                      MINIMUM
                                         PRE-TAX             MAXIMUM              MAXIMUM            CONSOLIDATED
                                           CASH               TOTAL              LONG TERM            NET WORTH
    CUSTOMER            CREDIT           INTEREST            DEBT TO              DEBT TO              (US$, IN
    CATEGORY            RATING           COVERAGE        CAPITALIZATION        CAPITALIZATION         MILLIONS)
---------------------------------------------------------------------------------------------------------------------
       1A               A- or             5 to 1               40%                  30%                  $200
                        higher

       1B               BBB+,             3 to 1               50%                  40%                  $175
                        BBB or
                         BBB-

       1C             BB+ or BB           2 to 1               60%                  50%                  $150
=====================================================================================================================

1.113 GUARANTOR. In the event that the Customer does not meet the criteria for a Category 1 Customer set forth in Section 11.02, it shall be deemed to be a Category 1 Customer if and so long as (a) the obligations of the Customer hereunder are guaranteed by a Person or Persons that meet such criteria (each, a "GUARANTOR" and, collectively, the "GUARANTORS"), (b) such Person or Persons shall have entered into a legal, valid, binding and enforceable, irrevocable and unconditional written guaranty of payment in favor of AEF, on terms and conditions satisfactory (including, without limitation, containing reasonable representations and warranties and covenants) to AEF, guaranteeing, so as to be primarily liable for, all of the Customer's obligations under this Agreement and the other Loan Documents, (c) this Agreement shall have been amended to include reasonable conditions precedent, events of default and other appropriate provisions relating to the Guarantor and such guaranty, all in a manner satisfactory to AEF and (d) AEF shall have received such corporate documentation, legal opinions and other items as it shall have requested in connection with the foregoing.

1.114 TERMS AND CONDITIONS. The economic terms applicable to a Category 1 Customer shall include:


======================================================================================================
                                              REQUIRED                               MAXIMUM TRANCHE
                         CUSTOMER             DISTRESS            MAXIMUM             B TERM/AVERAGE
     CUSTOMER            TRANCHE B            RECOVERY             TOTAL                   LIFE
     CATEGORY             MARGIN               VALUE           ADVANCE RATE             (IN YEARS)
------------------------------------------------------------------------------------------------------
        1A                 1.00%                50%                100%                    10/7
        1B                 1.20%                50%                 85%                    10/7
        1C                 1.50%                60%                 70%                    5/3
======================================================================================================

           If the Customer shall have been determined to be a Category 1C Customer, a financial pro forma shall have been derived as provided in Section 9.02(c)(i) and AEF shall have received commitments to enter into, and drafts and copies of executed Qualified Lease Agreements at the times and having the features referred to in Sections 12.01(b) and 12.01(c), which Qualified Lease Agreements shall result in a Category 1C QL Loan Life Cover Ratio of not less than 0.65 to 1.

           Notwithstanding the Customer Tranche B Margins stated above, if the economic terms set forth in the table above in this Section 11.04 (other than the Customer Tranche B Margins) shall be applicable to the Customer solely as a result of ECA Enhancement being procured with respect to the Customer, as set forth in Section 2.13, the Customer Tranche B Margin for the Customer shall be as set forth below corresponding to the following levels of ECA Enhancement procured:

===============================================================================
           ECA PERCENTAGE                      CUSTOMER TRANCHE B MARGIN
-------------------------------------------------------------------------------
GREATER THAN OR EQUAL TO 85%                             1.70%
GREATER THAN OR EQUAL TO 70%                             2.15%
GREATER THAN OR EQUAL TO 50%                             2.60%
===============================================================================


1.115 MANDATORY PREPAYMENTS FROM EXCESS CASH FLOW. If the Customer shall have been determined to be a Category 1C Customer, the Customer shall, on each Excess Cash Flow Prepayment Date (as defined below) falling after the Conversion Date, prepay the Tranche B Loan in an amount equal to the Applicable Percentage (as defined below) of Excess Cash Flow for the Applicable Period (as defined below) ending on or most recently ended prior to such Excess Cash Flow Prepayment Date MINUS an amount (not less than zero) equal to the aggregate principal amount of prepayments made pursuant to this Section 11.05 calculated by reference to Excess Cash Flow for any period falling during such Applicable Period.


           For purposes of this Section 11.05: (a) the "EXCESS CASH FLOW PREPAYMENT DATES" means (i) the date falling 180 days after the end of each fiscal year of the Customer

           (or, if earlier, the date that the Customer delivers year-end financial statements pursuant to Section 6.01(a) for such fiscal year) and (ii) each date that a Restricted Payment is made; (b) "APPLICABLE PERIOD" means, with respect to any Excess Cash Flow Prepayment Date, the period commencing on the first day of the fiscal year in which such Excess Cash Flow Prepayment Date falls and ending on the last day of the fiscal quarter of the Customer ended on or most recently ended prior to such Excess Cash Flow Prepayment Date, or, if such Excess Cash Flow Prepayment Date is the date referred to in clause (i) of the definition of such term, the fiscal year of the Customer most recently ended prior to such date; and (c) the "APPLICABLE PERCENTAGE" for any period means the percentage set forth below opposite the percentage of the Conversion Amount remaining outstanding at the close of business in Paris on the last day of such period:

                                 Percentage of

           Applicable Percentage                              Conversion Amount
           of Excess Cash Flow                                Outstanding
           -------------------                                -----------

                    100%                                      Greater than 90%

                     75%                                      Less than or equal to 90%
                                                                     and greater than 80%

                     50%                                      Less than or equal to 80%
                                                                     and greater than 60%

                     25%                                      Less than or equal to 60%


           If the Customer shall have been determined to be a Category 1C
           Customer: (a) the Customer shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payment on any Excess Cash Flow Prepayment Date falling on or after the Conversion Date unless
           (i) the aggregate amount of all Restricted Payments by the Customer and all of its Subsidiaries for the Applicable Period is less than or equal to Unrestricted Excess Cash Flow for such Applicable Period not theretofore used for any other purpose permitted by any of this
           Section 11.05, or Section 6.26, 7.07, 7.14, 7.15 or 13.04 and (ii)
           such Restricted Payment is not made until after the prepayment required by the first sentence of this Section 11.05 is made in respect of such Applicable Period and (b) the Customer shall not, and shall not permit any of its Subsidiaries to, make Restricted Payments in respect of any Applicable Period consisting of a full fiscal year unless the aggregate amount of all Restricted Payments by the Customer and all of its Subsidiaries for such fiscal year is less than or equal to Unrestricted Excess Cash Flow for such fiscal year not theretofore used for any other purpose permitted by any of this Section 11.05 or Section 6.26, 7.07, 7.14, 7.15 or 13.04.

1.116 FINANCIAL COVENANTS. If the Customer shall have been determined to be a Category 1 Customer, then the Customer covenants and agrees that, from and after the Conversion Date and for so long as AEF shall have any Commitment hereunder, or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing, the Customer shall not:

           (a) INTEREST COVERAGE RATIO. Permit its ratio of EBITDA to Total Interest for any period of four (4) fiscal quarters of the Customer ending on a Measuring Date to be less than:


                                                        Interest
               Customer                                 Coverage
               Category                                  Ratio
               --------                                  -----
                  1A                                      4.5 to 1
                  1B                                      2.75 to 1
                  1C                                      2 to 1

           (b) DEBT SERVICE COVERAGE RATIO. Permit its ratio of EBITDA to P&I Debt Service, for any period of four (4) fiscal quarters of the Customer ending on a Measuring Date to be less than:


               Customer                               Debt Service
               Category                              Coverage Ratio
               --------                              --------------
                  1A                                      2.5 to 1
                  1B                                      2 to 1
                  1C                                      1.25 to 1

           (c) MAXIMUM LEVERAGE. Permit its Indebtedness, expressed as a percentage of Consolidated Net Worth, to exceed on any Test Date the percentage value set forth below opposite the applicable Customer Category:


               Customer                                 Maximum
               Category                                 Leverage
               --------                                 --------
                  1A                                      50%
                  1B                                      75%
                  1C                                     100%

1.117 NO LIMITATIONS ON SUBSIDIARIES. If the Customer shall have been determined to be a Category 1C Customer, the Customer will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or other investments or the sale, assignment, transfer or other disposition of assets, except for any prohibition or restraint as to the granting of Liens on, or sales, assignments, transfers or other dispositions of, property that is (a) subject to a Lien in favor of any other Person (except for the Customer or any of its Subsidiaries or Affiliates) not otherwise prohibited by this Agreement or (b) subject to a lease with any Person (except for the Customer or any of its Subsidiaries or Affiliates) not otherwise prohibited by this Agreement.

1.118 COMPARABLE FINANCING TRANSACTION COVENANTS. If the Customer shall have been determined to be a Category 1 Customer and (i) is not subject to financial covenants in any Comparable Financing Transaction to which it is party, the financial covenants set forth in Section 11.06 shall not apply or (ii) pursuant to any Comparable Financing Transaction to which it is party the Customer is subject to financial covenants not substantially similar to the financial covenants set forth in Section 11.06, such other financial covenants shall be deemed to be set forth in this Agreement in the place of the financial covenants set forth in Section 11.06.

1.119 AFFIRMATIVE COVENANTS. If the Customer shall have been determined to be a Category 1C Customer, then the Customer covenants and agrees that, from and after the Conversion Date and for so long as AEF shall have any Commitment hereunder, or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing:

           (a) The Customer covenants and agrees that if any Qualified Lease Agreement is terminated by the Lessee thereunder (or terminated as a result of the Lessee's breach or default thereunder) or otherwise ceases to be in full force and effect and is not replaced within thirty (30) days of the date of such termination or other event by a Qualified Lease Agreement of equivalent value (meaning aggregate rent as determined below), the Customer shall, until such time as such Qualified Lease Agreement shall be replaced, pay into an escrow account established on terms and conditions acceptable to AEF, an amount equal to the present value (at a discount rate equal to the debt interest rate used in the preparation of the then-current Business Plan) of rent that would otherwise be payable under the terminated Qualified Lease Agreement for the remaining lease term if a termination had not occurred. In the event that a Qualified Lease Agreement of equivalent value is entered into by the Customer in substitution for the terminated Qualified Lease Agreement after the Customer shall have made the payment into an escrow account pursuant to the terms of the immediately preceding sentence, and PROVIDED that no Default or Event of Default shall have occurred and be continuing, such amount held in escrow shall be repaid to the Customer less all costs and expenses incurred or paid by AEF in connection with the foregoing (including, without limitation, fees, costs and expenses payable to the escrow agent).

           (b) CERTIFICATES. The Customer shall furnish to AEF, concurrently with the delivery of the annual financial statements referred to in Section 6.01(a) of this

                  Agreement, a certificate of a Responsible Officer of the Customer, certifying the names and number of the lessees of transponders or communications capacity on the Satellite, together with the percentage of capacity leased on the Satellite for the current fiscal year and the lease payments made to the Customer during the immediately preceding fiscal year and the lease payments due and payable to the Customer during the current fiscal year.

           (c) NOTICES. The Customer shall promptly notify (in writing) AEF of the execution of any amendment or modification to, or termination of, any Qualified Lease Agreement or waiver of any right or grant of any consent thereunder.

                                                                     ANNEX 2




                              CATEGORY 2 CUSTOMER


1.121 CATEGORY 2 CUSTOMER REQUIREMENTS. In order for the Customer to be eligible for consideration as a Category 2 Customer pursuant to
           Section 9.02(e), AEF shall have determined on the Conversion Commitment Date (except in the case of Section 12.01(c)) and the Conversion Date, in its discretion, that each of the following conditions has been satisfied:

           (a) CONVERSION BUSINESS PLAN AND CONVERSION BASE CASE. The Conversion Business Plan of the Customer shall have been determined by AEF to be acceptable pursuant to Section 9.02(e), and a Conversion Base Case shall have been derived.

           (b) QUALIFIED LEASE AGREEMENTS. The Customer shall have executed or procured binding commitments to enter into (and as of L minus (-) thirty (30) days shall have executed) Qualified Lease Agreements with a Lessee or Lessees sufficient to meet the Category 2 QL Loan Life Cover Ratio (for each period referred to in the definition of such term) set forth in the table in Section 12.02 as of the Conversion Commitment Date, which Qualified Lease Agreements shall have the following features:

                  (i)      either:

                           (A) provisions expressly permitting, without the consent of the Lessee, the assignment of the agreement by the Customer to the Security Agent as security for the Customer's obligations under the Loan Documents;

                           (B) not precluding the assignment of the agreement by the Customer to the Security Agent as security for the Customer's obligations under the Loan Documents; or

                           (C) provisions requiring the consent of the Lessee or counterparty to the assignment of the agreement by the Customer to the Security Agent as security for the Customer's obligations under the Loan Documents, PROVIDED that such assignment has been consented to expressly by the Lessee or counterparty, as the case may be;

                           provided that, in the cases of the foregoing clauses
                           (A) and (B), the Customer shall provide to the Security Agent an acknowledgment of the Lessee or counterparty that it has notice of the assignment by the Customer to the Security Agent as security for the Customer's obligations under the Loan Documents;

                  (ii) does not contain provisions in the nature of indemnities or other provisions for the payment by the Customer of termination fees, costs or damages (except for customary credits or refunds, not in excess of lease payments under such agreement, for failure to provide services);

                  (iii) provisions precluding the Lessee from assigning the agreement to any Person without the consent of the Security Agent;

                  (iv) the agreement shall be governed by the laws of New York, England or such other jurisdiction as may be acceptable to AEF;

                  (v) the transponder being leased is not capable of being preempted under any circumstances or, where the transponder is capable of being preempted at any time before the expiry of a specified period or the occurrence of a specified event, that period has expired or that event has occurred (as appropriate), PROVIDED that the transponder being leased may be capable of being preempted (A) by a Governmental Authority for reasons of national security and (B) under any circumstances with respect to any Qualified Lease Agreement if, after excluding such Qualified Lease Agreement from the relevant calculations, the Customer would satisfy the conditions and covenants set forth in Sections 11.04 and 11.06 (if the Customer shall have been determined to be a Category 1C Customer) or Sections 12.01(b)(xii), 12.02 and 12.04(b) (if the Customer
                           shall have been determined to be a Category 2 Customer) on a pro forma basis;

                  (vi) provisions stating that the Lessee shall comply in all material respects with all applicable laws and regulations regarding the use of the transponder(s) (including, without limitation, the content of transmissions into the country in which service is received);

                  (vii) provisions prohibiting termination of the lease by the Lessee except for any of the following reasons:

                           (A) material breach or default by the Customer of the agreement;

                           (B) the Lessee's use of the transponder(s) is impaired by reason of force majeure affecting the Satellite for a period of not less than thirty (30) days;

                           (C) the Satellite is removed from its orbital position;

                           (D) there occurs a Launch Failure or, after Launch, a Total Failure or Constructive Total Failure in-orbit with respect to that Satellite;

                           (E) the failure of the transponder(s) to meet the performance specifications in the agreement (which shall reflect the performance specifications in the Satellite Purchase Agreement); or

                           (F) there occurs a Partial Failure of the transponder assigned to the Lessee, and the Lessee is not entitled to service from another transponder.

                  (viii) provisions that all rental and other payments are denominated in and payable in an Acceptable Currency;

                  (ix) provisions requiring the Lessee to pay all amounts payable to the Customer under the agreement directly into the Revenue Account;

                  (x) no provisions restricting the Customer from disclosing copies of the agreement to the Lenders, AEF or the Security Agent;

                  (xi) the QL Weighted Average Term at the time of determination shall be at least as long as the Average Life of the Tranche B Loan; and

                  (xii) the effectiveness of the leasing arrangements thereunder shall be subject only to the following conditions precedent: (A) the successful launch of such satellite, (B) the successful placement of such satellite in a specified orbital position, (C) the successful activation and operation of a minimum percentage of the transponders or communications capacity on such satellite, (D) the satisfactory completion of all in-orbit testing of the Satellite and (E) other reasonable and customary conditions (including as to the posting of a cash security deposit) that, in the determination of AEF, can be met without undue cost, burden or delay.

           (c)    AEF shall have received:

                  (i) not later than the Conversion Commitment Date, binding commitments to enter into the Qualified Lease Agreements required hereunder, or confirmations that the Qualified Lease Agreements required hereunder have been entered into, which commitments or confirmations shall be in English or accompanied by a certified translation in English;

                  (ii) not later than L minus (-) forty-five (45) days, substantially final drafts of the Qualified Lease Agreements required hereunder (which may be generic "master" forms of Qualified Lease Agreements), which shall be in English or accompanied by a certified translation in English; and

                  (iii) not later than L minus (-) thirty (30) days, copies of the executed Qualified Lease Agreements (in a national language of any of the countries listed in Annex 4 hereto), which (if not in English) shall be accompanied by a certified translation in English or a written confirmation in English by local counsel acceptable to AEF that such executed Qualified Lease Agreements are identical to the drafts thereof furnished pursuant to the preceding clause (ii) or, if not identical, specifying in English the deviations therefrom.

           (d) NON-SUBORDINATED INDEBTEDNESS. If the Customer shall have any Indebtedness outstanding as of the Conversion Date that is not Subordinated Indebtedness, the Customer's Category 2 CF Loan Life Cover Ratio shall, on the Conversion Date only, in addition to the other requirements set forth in this ANNEX 2, be equal to or greater than the ratio set forth in Section
                  12.02 for the Category 2 QL Loan Life Cover Ratio corresponding to the applicable Customer Category, PROVIDED that this Section 12.01(c) shall not apply so long as the Customer shall covenant to limit its senior unsecured Indebtedness on a case-by-case basis as agreed between the Customer and AEF based on the decision of the Lenders.

           (e) OTHER CATEGORY CRITERIA. The Customer shall satisfy, as determined by AEF, all other criteria set forth in this ANNEX 2.

1.122 TERMS AND CONDITIONS. The economic terms applicable to a Category 2 Customer shall include:

===================================================================================================================================
                                                                                            MAXIMUM
                            MINIMUM                                                        TRANCHE B                 MINIMUM
                           REQUIRED                                  MAXIMUM                 TERM/                CATEGORY 2 QL
                           DISTRESS             CUSTOMER              TOTAL                 AVERAGE                 LOAN LIFE
     CUSTOMER              RECOVERY            TRANCHE B             ADVANCE                  LIFE                    COVER
     CATEGORY                VALUE               MARGIN               RATE                 (IN YEARS)                 RATIO
-----------------------------------------------------------------------------------------------------------------------------------
        2A                    60%                2.50%                 80%                    10/7                  1.5 to 1
        2B                    60%                3.00%                 75%                    8/6                   1.3 to 1
===================================================================================================================================

           If the Customer shall enter into any Qualified Lease Agreements for a term that is shorter than the Average Life permitted hereunder, the Average Life shall be deemed adjusted to equal such shorter period.

1.123 AFFIRMATIVE COVENANTS. If the Customer shall have been determined to be a Category 2 Customer, then the Customer covenants and agrees that, from and after the Conversion Date and for so long as AEF shall have any Commitment hereunder, or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing:

           (a) The Customer covenants and agrees that if any Qualified Lease Agreement is terminated by the Lessee thereunder (or terminated as a result of the Lessee's breach or default thereunder) or otherwise ceases to be in full force and effect and is not replaced within thirty (30) days of the date of such termination or other event by a Qualified Lease Agreement of equivalent value (meaning aggregate rent as determined below), the Customer shall, until such time as such Qualified Lease Agreement shall be replaced, pay into an escrow account established on terms and conditions acceptable to AEF, an amount equal to the present value (at a discount rate equal to the debt interest rate used in the preparation of the then-current Business Plan) of rent that would otherwise be payable under the terminated Qualified Lease Agreement for the remaining lease term if a termination had not occurred. In the event that a Qualified Lease Agreement of equivalent value is entered into by the Customer in substitution for the terminated Qualified Lease Agreement after the Customer shall have made the payment into an escrow account pursuant to the terms of the immediately preceding sentence, and PROVIDED that no Default or Event of Default shall have occurred and be continuing, such amount held in escrow shall be repaid to the Customer less all costs and expenses incurred or paid by AEF in connection with the foregoing (including, without limitation, fees, costs and expenses payable to the escrow agent).

           (b) CERTIFICATES. The Customer shall furnish to AEF, concurrently with the delivery of the annual financial statements referred to in Section 6.01(a) of this Agreement, a certificate of a Responsible Officer of the Customer, certifying the names and number of the lessees of transponders or communications capacity on the Satellite, together with the percentage of capacity leased on the Satellite for the current fiscal year and the lease payments made to the Customer during the immediately preceding fiscal year and the lease payments due and payable to the Customer during the current fiscal year.

           (c) NOTICES. The Customer shall promptly notify (in writing) AEF of the execution of any amendment or modification to, or termination of, any Qualified Lease Agreement or waiver of any right or grant of any consent thereunder.

1.124 NEGATIVE COVENANTS. If the Customer shall have been determined to be a Category 2 Customer, then the Customer covenants and agrees that, from and after the Conversion Date and for so long as AEF shall have any Commitment hereunder, or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing:

           (a) AMENDMENTS. The Customer shall not amend, supplement or modify any Qualified Lease Agreement if the result would be to amend, supplement or modify any term set forth in the definition of Qualified Lease Agreements and such amendment, supplementation or modification could reasonably be expected to have a Material Adverse Effect.

           (b)    FINANCIAL COVENANTS.  The Customer shall not:

                  (i) INTEREST COVERAGE RATIO. Permit its ratio of EBITDA to Total Interest for any period of four (4) fiscal quarters of the Customer ending on a Measuring Date to be less than:


                           at any time on or prior to the first
                           anniversary of the Conversion Date,                       1.2 to 1

                           at any time after the first anniversary and on or prior to the second anniversary of the

                           Conversion Date, and                                      1.5 to 1
                           at any time thereafter                                    2 to 1


               (ii) DEBT SERVICE COVERAGE RATIO. Permit its ratio of EBITDA to P&I Debt Service for any period of four
                           (4) fiscal quarters of the Customer ending on a Measuring Date to be less than:

                           at any time on or prior to the second
                           anniversary of the Conversion Date, and                        1.2 to 1

                           at any time thereafter                                         1.5 to 1


              (iii) LEVERAGE RATIO. Permit its ratio of Indebtedness on any Test Date to EBITDA for the period of four (4) fiscal quarters of the Customer ended on or most recently ended prior to such Test Date, to exceed:


                           at any time after the first anniversary
                           and on or prior to the second
                           anniversary of the Conversion Date,                             5 to 1

                           at any time after the second anniversary
                           and on or prior to the third anniversary
                           of the Conversion Date, and                                     4 to 1

                           at any time thereafter                                          3 to 1

               (iv) TOTAL CASH FLOW TO LOAN RATIO. Permit its Category 2 CF Loan Life Cover Ratio, as of each fiscal year-end of the Customer, commencing with the first fiscal year-end following the Conversion Date, to be less than 1.3 to 1.

                                                                       ANNEX 3




                              CATEGORY 3 CUSTOMER


1.131 CATEGORY 3 CUSTOMER REQUIREMENTS. In order for the Customer to be eligible for consideration as a Category 3 Customer pursuant to
           Section 9.02(e), AEF shall have determined on the Conversion Commitment Date and the Conversion Date, in its discretion, that each of the conditions set forth in either ANNEX 1 for Category 1 Customers or ANNEX 2 for Category 2 Customers has not been satisfied. For the purposes of determining whether a Customer satisfies the terms and criteria to be determined to be a Category 3 Customer, AEF shall disregard any revenues earned or derived by the Customer in any country that is not a Permitted Location therefor.

1.132 TERMS AND CONDITIONS. The economic terms applicable to a Category 3 Customer shall include:


=======================================================================================================================

                                                                                    MAXIMUM
                                                                                   TRANCHE B           CATEGORY 3
                    REQUIRED DISTRESS        CUSTOMER           MAXIMUM              TERM/              LOAN LIFE
    CUSTOMER            RECOVERY            TRANCHE B            TOTAL            AVERAGE LIFE            COVER
    CATEGORY              VALUE               MARGIN          ADVANCE RATE         (IN YEARS)             RATIO
-----------------------------------------------------------------------------------------------------------------------
        3                  75%                3.50%               70%                 7/5               1.75 to 1

=======================================================================================================================

1.133 AFFIRMATIVE COVENANTS. If the Customer shall have been determined to be a Category 3 Customer, then the Customer covenants and agrees that, from and after the Conversion Date and for so long as AEF shall have any Commitment hereunder, or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing:

           (a)    CERTIFICATES.  The Customer shall furnish to AEF:

                  (i) concurrently with the delivery of the annual financial statements referred to in Section 6.01(a), a certificate of a Responsible Officer of the Customer, certifying the number of the Customer's paying subscribers (as applicable), lessees of transponder services or users of communications capacity (as applicable), the nature of the services provided and the obligations related thereto together with the revenues generated therefrom during the immediately preceding fiscal year and the revenues due and payable to the Customer during the current fiscal year.

                  (ii) on a quarterly basis, a certificate of a Responsible Officer of the Customer showing in detail the calculations supporting each statement in respect of
                           Section 13.05 of this Agreement.

           (b) NOTICES. The Customer shall promptly notify (in writing) AEF of the incurrence or prepayment of any Other Indebtedness for Borrowed Money.

           (c) DEBT SERVICE RESERVE. If required by AEF and the Lenders pursuant to Section 9.01(c), the Customer shall maintain on deposit, in an account established for such purpose, immediately available funds in an amount not to exceed the aggregate total amount of scheduled payments of principal of Indebtedness of the Customer for the next six (6) consecutive months, together with the projected aggregate total amount of interest due and payable on such Indebtedness for such period.

1.134 MANDATORY PREPAYMENTS FROM EXCESS CASH FLOW. If the Customer shall have been determined to be a Category 3 Customer, the Customer shall, on each Excess Cash Flow Prepayment Date (as defined below) falling after the Conversion Date, prepay the Tranche B Loan in an amount equal to the Applicable Percentage (as defined below) of Excess Cash Flow for Applicable Period (as defined below) ending on or most recently ended prior to such Excess Cash Flow Prepayment Date MINUS an amount (not less than zero) equal to the aggregate principal amount of prepayments made pursuant to this Section 13.04 calculated by reference to Excess Cash Flow for any period falling during Applicable Period.

           For purposes of this Section 13.04: (a) the "EXCESS CASH FLOW PREPAYMENT DATES" means (i) the date falling 180 days after the end of each fiscal year of the Customer (or, if earlier, the date that the Customer delivers year-end financial statements pursuant to
           Section 6.01(a) for such fiscal year) and (ii) each date that a Restricted Payment is made; (b) "APPLICABLE PERIOD" means, with respect to any Excess Cash Flow Prepayment Date, the period commencing on the first day of the fiscal year in which such Excess Cash Flow Prepayment Date falls and ending on the last day of the fiscal quarter of the Customer ended on or most recently ended prior to such Excess Cash Flow Prepayment Date, or, if such Excess Cash Flow Prepayment Date is the date referred to in clause (i) of the definition of such term, the fiscal year of the Customer most recently ended prior to such date; and (c) the "APPLICABLE PERCENTAGE" of Excess Cash Flow for any period means the percentage set forth below opposite the percentage of the Conversion Amount remaining outstanding at the close of business on the last day of such period:

                  Applicable                         Percentage of
                  Percentage                         Conversion Amount
                  ----------                         -----------------

                    100%                             Greater than 90%

                     75%                                      Less than or equal to 90% and greater than
                                                              80%

                     50%                                      Less than or equal to 80% and greater than
                                                              60%

                     25%                                      Less than or equal to 60%

         If the Customer shall have been determined to be a Category 3
         Customer: (i) the Customer shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payment on any Excess Cash Flow Prepayment Date falling on or after the Conversion Date unless (a) the aggregate amount of all Restricted Payments by the Customer and all of its Subsidiaries for the Applicable Period is less than or equal to Unrestricted Excess Cash Flow for such Applicable Period not theretofore used for any other purpose permitted by any of this
         Section 13.04 or Section 6.26, 7.07, 7.14, 7.15 or 11.05 and (b) such
         Restricted Payment is not made until after the prepayment required by the first sentence of this Section 11.05 is made in respect of such Applicable Period and (ii) the Customer shall not, and shall not permit any of its Subsidiaries to, make Restricted Payments in respect of any Applicable Period consisting of a full fiscal year unless the aggregate amount of all Restricted Payments by the Customer and all of its Subsidiaries for such fiscal year is less than or equal to Unrestricted Excess Cash Flow for such fiscal year not used for any other purpose.

1.135 FINANCIAL COVENANTS. If the Customer shall have been determined to be a Category 3 Customer, then the Customer covenants and agrees that, from and after the Conversion Date and for so long as AEF shall have any Commitment hereunder, or any Loan or other amount shall remain unpaid, unless AEF waives compliance in writing, the Customer shall not:

         (a) INTEREST COVERAGE RATIO. Permit its ratio of EBITDA to Total Interest for any period of four (4) fiscal quarters of the Customer ending on a Measuring Date to be less than:

                  at any time after the first anniversary and
                  on or prior to the second anniversary of
                  the Conversion Date,                                                 1 to 1

                  at any time after the second anniversary
                  and on or prior to the third anniversary
                  of the Conversion Date,                                             1.5 to 1

                  at any time after the third anniversary
                  and on or prior to the fourth anniversary
                  of the Conversion Date,                                              2 to 1

                  at any time after the fourth anniversary
                  and on or prior to the fifth anniversary of
                  the Conversion Date, and                                            2.5 to 1

                  at any time thereafter                                               3 to 1



         (b) DEBT SERVICE COVERAGE RATIO. Permit its ratio of EBITDA to P&I Debt Service for any period of four (4) fiscal quarters of the Customer ending on a Measuring Date to be less than:

                  at any time after the first anniversary and
                  on or prior to the third anniversary of the
                  Conversion Date,                                                     1 to 1

                  at any time after the third anniversary
                  and on or prior to the fourth anniversary
                  of the Conversion Date,                                             1.5 to 1

                  at any time after the fourth anniversary
                  and on or prior to the fifth anniversary of
                  the Conversion Date, and                                             2 to 1

                  at any time thereafter                                              2.5 to 1

         (c) LEVERAGE RATIO. Permit its ratio of Indebtedness on any Test Date to EBITDA for the period of four (4) fiscal quarters of the Customer ended on or most recently ended prior to such Test Date to exceed:

                  at any time after the first anniversary and
                  on or prior to the second anniversary of
                  the Conversion Date,                                                 6 to 1

                  at any time after the second anniversary
                  and on or prior to the third anniversary
                  of the Conversion Date,                                             5.5 to 1

                  at any time after the third anniversary
                  and on or prior to the fourth anniversary
                  of the Conversion Date,                                              5 to 1

                  at any time after the fourth anniversary
                  and on or prior to the fifth anniversary of
                  the Conversion Date, and                                             4 to 1

                  at any time thereafter                                               3 to 1

1.136 ADDITIONAL COVENANTS. If the Customer shall have been determined to be a Category 3 Customer and the Loans to such Customer shall have Converted on the basis of a covenant limiting the ratio of debt to equity or any other covenants established by AEF and the Lenders pursuant to Section 9.01(c) as a condition to Conversion, then the Customer covenants and agrees to observe and comply with any and all such covenants which shall be incorporated into this Section 13.06 as provided in Section 9.01(d).

                                                                        ANNEX 4

                              LIST OF COUNTRIES

                                  Australia
                                  Austria
                                  Belgium
                                  Canada
                                  Denmark
                                  Finland
                                  France
                                  Germany
                                  Ireland
                                  Italy
                                  Japan
                                  Luxembourg
                                  Netherlands
                                  New Zealand
                                  Norway
                                  Portugal
                                  Singapore
                                  Spain
                                  Sweden
                                  Switzerland
                                  United Kingdom
                                  United States of
                                  America

                                                                        ANNEX 5

                             ACCEPTABLE CURRENCIES


The currencies of the following countries:

Australia
Austria
Belgium
Canada
Denmark
Finland
France
Germany
Ireland
Italy
Japan
Luxembourg
Netherlands
New Zealand
Norway
Singapore
Spain
Sweden
Switzerland
United Kingdom
United States of
  America

                                                                        ANNEX 6

                          LIST OF PERMITTED LOCATIONS


                  a)       Permitted Locations for all purposes

                           Australia
                           Austria
                           Belgium
                           Canada
                           Denmark
                           Finland
                           France
                           Germany
                           Ireland
                           Italy
                           Japan
                           Luxembourg
                           Netherlands
                           New Zealand
                           Norway
                           Portugal
                           Singapore
                           Spain
                           Sweden
                           Switzerland
                           United Kingdom
                           United States of America

                  b)       Permitted Locations for the purposes of Domicile

                           i) Permitted Locations for the purposes of clauses (a) and (b) of the definition of "Domiciled"

                           ii) Permitted Locations for the purposes of clause (c) of the definition of "Domiciled"

                  c)       Permitted Locations for the purposes of Licensing

                  d) Permitted Locations for the purposes of receiving revenues pursuant to Sections 4.02(h) and 4.03(f)

                  e) Permitted Locations for the purposes of Ground Facilities pursuant to Section 4.02(i)

                  f) Permitted Locations for the purposes of earning or deriving revenues pursuant to Section 11.01 or 13.01

                                                                  SCHEDULE 5.03


                              GOVERNMENT APPROVALS

                                                                  SCHEDULE 5.05


                                   LITIGATION

                                                                  SCHEDULE 5.10


                           BASE FINANCIAL STATEMENTS

                                                                  SCHEDULE 5.11


                              ENVIRONMENTAL CLAIMS

                                                                 SCHEDULE 5.12A


                                  SUBSIDIARIES

                                                                 SCHEDULE 5.12B


                               EQUITY INVESTMENTS

                                                                 SCHEDULE 10.02



                             ADDRESSES FOR NOTICES


CD Radio Inc.
1001 22nd Street, N.W.
Washington, DC 10037
USA

Attention:  Mr. David Margolese

Telephone:  (202) 296-6192
Facsimile:  (202) 296-6265

Arianespace Finance S.A.
18, rue Dicks
L-1016 Luxembourg
Telephone:  33 (0)1 6087 6235
Facsimile:  33 (0)1 6087 6488
Attention:  Directeur General

with a copy to:

Arianespace S.A.
Boulevard de l'Europe - B.P. 177
91006 Evry Cedex - France
Telephone:  33 (0)1 6087 6235
Facsimile:  33 (0)1 6087 6488
Attention:  Head, Financing and Risk Management

                                   EXHIBIT A


                           FORM OF NOTICE OF DRAWDOWN


From:             CD RADIO INC. (the "CUSTOMER")

To:               ARIANESPACE FINANCE S.A. ("AEF")

Dated:


Dear Sirs,

1. We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "CUSTOMER LOAN AGREEMENT") dated July
         22, 1997, and made between the Customer as borrower and AEF as lender, relating to Launch # 2. Terms defined, construed or used in the Customer Loan Agreement shall have the same meaning in this notice.

2. We hereby give you notice that, pursuant to the Customer Loan Agreement and on [insert proposed date for making Loan which shall be no earlier than nine (9) Business Days and no later than seven (7) Business Days after the date of this Notice of Drawdown], we wish to
         borrow an amount of ________________ Dollars ($[       ]) upon the
         terms and subject to the conditions contained therein.

3.       The proceeds of this drawdown:

         (a) are to be utilized for the purposes of capitalizing interest or Finance Costs; or

         (b)      should be credited into the AE Account.



                                        --------------------
                                        for and on behalf of
                                        CD RADIO INC.

                                   EXHIBIT B


                       FORM OF ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Customer Loan Agreement dated as of July 22, 1997 (as modified and supplemented and in effect from time to time, the "CUSTOMER LOAN AGREEMENT"), among between CD Radio Inc., as borrower (the "CUSTOMER") and Arianespace Finance S.A. ("AEF"), as lender, relating to Launch # 2. Terms defined in the Customer Loan Agreement are used herein with the same meanings.

                  The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Customer Loan Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitments of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Customer Loan Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Customer Loan Agreement and have the rights and obligations thereunder to the extent of the Assigned Interest and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Customer Loan Agreement.

                  This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("ASSIGNMENT DATE"):


                                Percentage Assigned of

                                Commitment/Loans

                                (set forth, to at
                                                         least 8 decimals, as a
                                                         percentage of the
                                Amount
                                  facility)


Commitments:                    $                                %

Loans:


The terms set forth above and on the reverse side hereof are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor
                        [NAME OF ASSIGNEE], as Assignee


By:
   ----------------------------         By:
                                           ----------------------------
   Name:
                                           Name:
   Title:
                                           Title:

                                   EXHIBIT C

                                  FORM OF NOTE



FOR VALUE RECEIVED, CD RADIO INC., a company incorporated in Delaware (the "CUSTOMER") hereby promises to pay to the order of ARIANESPACE FINANCE S.A. ("AEF") pursuant to the terms of the Customer Loan Agreement referred to below, the principal sum [INSERT CONVERSION AMOUNT] Dollars ($[INSERT CONVERSION AMOUNT]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by AEF under the Customer Loan Agreement referred to below), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Customer Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Customer Loan Agreement referred to below.

This Note is the Note referred to in the Customer Loan Agreement dated as of July 22, 1997, by and among AEF and the Customer, relating to Launch # 2 (as amended, modified and supplemented and in effect from time to time, the "CUSTOMER LOAN AGREEMENT"), and evidences Loans made by AEF under the Customer Loan Agreement, the principal of and interest on such Loans being secured by certain Security Documents. Capitalized terms used in this Note have the respective meanings assigned to them in the Customer Loan Agreement (whether therein or by reference to another document).

The Customer Loan Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

Except as permitted by Section 10.06 of the Customer Loan Agreement, this Note may not be assigned by AEF to any other Person.

THE DUTIES OF THE CUSTOMER UNDER THIS NOTE (INCLUDING MATTERS RELATING TO THE MAXIMUM INTEREST RATE CHARGEABLE HEREUNDER) SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



CD RADIO INC.


By:
         --------------------------------
         Name:
         Title: